UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.    )

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PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

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PSEG
2017 PSEG PROXY STATEMENT
BUILDING AND
PRESERVING
THE RIGHT
ENERGY MIX

Public Service Enterprise Group Incorporated

80 Park Plaza, Newark, NJ 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Items of Business

1.	Elect eleven members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2018, each until his or her respective successor is elected and qualified;

2.	Consider and act upon an advisory vote on the approval of executive compensation;

3.	Consider and act upon an advisory vote on the frequency of future advisory votes on the approval of executive compensation;

4.	Consider and act upon the ratification of the appointment of Deloitte & Touche LLP as independent auditor for 2017; and

5.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

By order of the Board of Directors,

Michael K. Hyun

Secretary

March 3, 2017

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION FORM PROMPTLY. YOU MAY ALSO VOTE VIA THE INTERNET OR BY TELEPHONE. PLEASE USE THE INTERNET ADDRESS OR TOLL-FREE NUMBER SHOWN ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM.

YOU MAY HAVE MULTIPLE ACCOUNTS AND THEREFORE RECEIVE MORE THAN ONE PROXY CARD OR VOTING INSTRUCTION FORM AND RELATED MATERIALS. PLEASE VOTE EACH PROXY CARD AND VOTING INSTRUCTION FORM THAT YOU RECEIVE. THANK YOU FOR VOTING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 18, 2017. The Proxy Statement and Annual Report to Stockholders are available at www.ezodproxy.com/pseg/2017/ar.

The approximate date on which this Proxy Statement and the accompanying proxy card were first sent or given to security holders and made available electronically via the Internet was March 14, 2017.

Public Service Enterprise Group Incorporated (we, us, our, PSEG or the Company) is distributing this Proxy Statement to solicit proxies in connection with our 2017 Annual Meeting of Stockholders.

Date April 18, 2017 at 1:00 P.M. LOCATION Newark Museum 49 Washington Street Newark, NJ 07102 RECORD DATE Stockholders entitled to vote at the meeting are the holders of Common Stock of record on February 17, 2017. Scan this QR Code to view the 2017 PSEG Proxy Statement and Annual Report on your mobile device.

How To Use This Proxy Statement

Please vote on these four items:

Quick Reference Sections:

Electronic Delivery

You can help us and the environment by choosing to receive future proxy statements and related documents such as the Annual Report and Form 10-K by electronic delivery. You may sign up for future electronic delivery at the website below, depending on the nature of your ownership. Please note that these are not the same sites to use for voting. For further information about how to vote, see pages iii and 80.

• If you are a stockholder of record, please go to www.proxyconsent.com/peg.

• For shares held in Employee Benefit Plans, go to www.proxyconsent.com/peg.

• If your shares are held by a bank or broker, please go to https://enroll.icsdelivery.com/peg.

PSEG 2017 Proxy Statement    i

PROPOSAL 1 Election of Directors Page X is followed by a discussion of our corporate governance practices, board structure and director nominee biographies, skills and qualifications. We ask you to vote FOR this proposal. PROPOSAL 2 Advisory Vote on the Approval of Executive Compensation Page XX is followed by our Compensation Discussion and Analysis (CD&A), with a detailed explanation of executive compensation and the compensation tables. We ask you to vote FOR this proposal. PROPOSAL 3 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation Page XX is followed by our reasons for recommending an annual vote. We ask you to vote FOR 1 YEAR in regard to this proposal. PROPOSAL 4 Ratification of the Appointment of Independent Auditor Page XX is followed by our Board’s Audit Committee Report and disclosure of our Independent Auditor’s fees. We ask you to vote FOR this proposal. PROXY STATEMENT SUMMARY Page 1 Provides an overview of materials presented in connection with the 2017 Annual Meeting of Stockholders. CD&A EXECUTIVE SUMMARY Page XX Provides highlights of the Company’s executive compensation program and pay-for-performance approach. ATTENDANCE AND VOTING INSTRUCTIONS Page XX Provides how-to information for voting, as well as navigating you to the meeting.

ii    PSEG 2017 Proxy Statement

Voting is strongly encouraged. We urge you to sign, date and return the accompanying proxy card or voting instruction form whether or not you plan to attend the Annual Meeting. For stockholders of record, we have provided several alternative voting methods, including voting via the Internet or the toll-free telephone number listed above. For shares held by a bank or broker, including those in the various stockholder and employee plans that we offer, please follow the voting instructions you receive from your bank, broker or plan administrator. Most banks and brokers are likely to provide you with methods for internet or toll-free telephone voting. For more information, see pages 79 – 81.

Voting Methods for Stockholders of Record INTERNET/MOBILE http://www.proxypush.com/peg MAIL Wells Fargo Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 PHONE 1-866-883-3382 (toll-free) IN PERSON Newark Museum 49 Washington Street Newark, NJ 07102 To Submit Proposals for 2018 Annual Meeting FINAL DATE November XX, 2017 (last day for receipt by us) CONTACT Corporate Secretary, PSEG 80 Park Plaza, T4B, Newark, NJ 07102

PSEG 2017 Proxy Statement    iii

Forward-Looking Statements

The statements contained in this Proxy Statement about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website: http://investor.pseg.com/sec-filings. All of the forward-looking statements made in this Proxy Statement are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this Proxy Statement apply only as of the date hereof. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

iv    PSEG 2017 Proxy Statement

Proxy Statement Summary

OUR COMPANY

PSEG is an energy company with a diversified business mix whose principal directly-owned operating subsidiaries are:

•	Public Service Electric and Gas Company (PSE&G), an operating electric and gas utility in New Jersey; and

•	PSEG Power LLC (Power), an electric generation and energy marketing company.

In recent years we have transformed our business mix to include a significantly higher percentage contribution to earnings by PSE&G, as noted on page 3 under Business Performance and in greater detail in our CD&A Executive Summary on pages 36 – 42.

In addition, PSEG Long Island LLC (PSEG LI) operates an electric utility transmission and distribution system in New York under a contract with the Long Island Power Authority (LIPA), PSEG Energy Holdings LLC (Energy Holdings) primarily has investments in leveraged leases and PSEG Services Corporation (Services) provides management and administrative services to us and our subsidiaries.

ANNUAL MEETING PROPOSALS		Board Recommendation
1.	Election of Directors – vote to elect eleven director nominees to serve one-year terms. See page 6 for more information.	FOR
2.	Approval of Executive Compensation – advisory vote to approve the executive compensation of the named executive officers. See page 35 for more information.	FOR
3.

Frequency of Future Votes on Executive Compensation – advisory vote on whether the stockholder advisory vote on executive compensation should be taken every year, every second year or every third year.

See page 75 for more information.

1 Year
4.	Ratification of Auditor – ratification of the appointment of Deloitte & Touche LLP as independent auditor for 2017. See page 76 for more information.	FOR

NOMINEES FOR ELECTION AS DIRECTOR

Name	Age	Director Since	Primary Occupation	Committee Memberships
Willie A. Deese	61	2016	Retired Executive Vice President of Merck & Co. Inc.	CG, O
Albert R. Gamper, Jr.	75	2000	Retired Chairman of the Board and CEO of CIT Group	A, E, F, O
William V. Hickey	72	2001	Retired Chairman of the Board and CEO of Sealed Air Corporation	F (Chair), FG, NG, O
Ralph Izzo	59	2006	Chairman of the Board, President and CEO of PSEG	E (Chair)
Shirley Ann Jackson	70	2001	President of Rensselaer Polytechnic Institute	CG (Chair), E, FG, NG, O
David Lilley	70	2009	Retired Chairman of the Board, President and CEO of Cytec Industries	A, F, O (Chair)
Thomas A. Renyi	71	2003	Retired Executive Chairman of The Bank of New York Mellon	Lead Director, A, E, F
Hak Cheol (H.C.) Shin	59	2008	Executive Vice President – International Operations of 3M Company	A, CG, FG (Chair), NG (Chair)
Richard J. Swift	72	1994	Retired Chairman of the Board, President and CEO of Foster Wheeler	CG, E, FG, NG, O
Susan Tomasky	64	2012	Retired President – AEP Transmission of American Electric Power Corporation	A (Chair), CG
Alfred W. Zollar	62	2012	Retired General Manager – Tivoli Software Division of IBM Corporation	F, FG, NG

A=Audit CG=Corporate Governance E=Executive F=Finance FG=Fossil Generation NG=Nuclear Generation O=Organization and Compensation

We recognize the value of refreshment and succession planning, annual evaluation of effectiveness and performance and continuing education for our directors. We believe that our directors are a diverse group of highly qualified leaders with a broad range of business, industry, academic and public service experience. Their skills in the areas of accounting, finance, construction,

PSEG 2017 Proxy Statement    1

Proxy Statement Summary

engineering, consumer products, corporate governance, customer satisfaction and sales, government, law, operations, management, manufacturing, science, technology and risk management serve us well. For additional information about the experience, skills and qualifications of each individual, please refer to the chart on page 24 and biographical data on pages 25 to 30.

CORPORATE GOVERNANCE

We have adopted what we believe are strong corporate governance standards and practices to assure effective management by our executives and oversight by our Board of Directors (Board). We are committed to good governance because it promotes the long-term interests of stockholders, as well as accountability and trust in our company. These measures include the following:

Independent Directors	Board Leadership	Risk Management	Code of Ethics

Established standards for director independence are set forth in our Corporate Governance Principles (Principles). All of our current directors and nominees are independent under our Principles and the requirements of the New York Stock Exchange (NYSE), except Ralph Izzo, our Chairman of the Board, President and Chief Executive Officer (CEO), who is an employee of the Company.

Our Board leadership structure consists of a Chairman (who is also our CEO), a Lead Director, who is elected by the independent directors, and strong committee chairs. This provides for independent Board leadership, while ensuring that the individual managing day-to-day operations is responsible for leading the Board discussions on key business and strategic issues.

		Risk management is a key part of our strategic planning and business operations. We believe that we have an effective system of risk management with appropriate controls and Board oversight.	We are committed to operating in accordance with the highest ethical and legal standards. Our Standards of Integrity (Standards) establish a set of common expectations for behavior to which each director and employee must adhere.

Corporate Governance Highlights

• Annual Election of all Directors	• Succession Planning

• Majority Voting for Directors	• Risk Oversight by the Board and Committees

• Independent Board (all but CEO)	• Standards of Integrity

• Independent Lead Director	• Stockholders’ Right to Call Special Meetings

• Regular Executive Sessions of Independent Directors	• Stockholder Engagement

• Independent Committee Chairs and Members	• No “Poison Pill” (Stockholder Rights Plan)

• Annual CEO Evaluation	• Commitment to Sustainability

• Annual Board and Committee Self-Evaluations	• Annual Political Contributions Report

• Proxy Access	• Diverse Skills and Qualifications of Directors

For additional information on our corporate governance, see the discussion under Proposal 1. Election of Directors beginning on page 6.

Key Recent Corporate Governance Actions

In overseeing corporate governance, our Board continued its focus on effectiveness and best practices. In 2016, we:

•	Conducted a comprehensive review of the key risks facing our business and our risk management program and processes, including Board and Committee responsibilities;

•	Mapped the identified key risks to specific Board and Committee calendars and oversight duties;

•	Reviewed current trends and developments in corporate governance and their implications for us, including with respect to board composition, director diversity and tenure, sustainability and stockholder proposals and engagement; and

•	Continued to build and maintain relationships with stockholders by engaging in constructive dialogue and exploring areas of interest involving corporate governance, executive compensation and related matters.

2    PSEG 2017 Proxy Statement

Proxy Statement Summary

BUSINESS PERFORMANCE

Our business plan is designed to achieve growth while managing the risks associated with fluctuating commodity prices and changes in customer demand. We continue our focus on operational excellence, financial strength and disciplined investment. These guiding principles have provided the base from which we have been able to execute our strategic initiatives, including:

•	Improving utility operations through growth in investment in transmission and distribution infrastructure projects designed to enhance system reliability and resiliency and to meet customer expectations and public policy objectives; and

•	Maintaining and expanding a reliable generation fleet with the flexibility to utilize a diverse mix of fuels which allow us to respond to market volatility and capitalize on opportunities as they arise.

During 2016, our Net Income decreased due primarily to charges related to the early retirement of our Hudson and Mercer coal/gas units, mark-to-market losses in 2016 as compared to gains in 2015, lower volumes of electricity and gas sold at lower average realized sales prices, lower capacity and operating reserve revenues, storm insurance recoveries received primarily by Power in 2015 related to Superstorm Sandy, and charges in 2016 related to investments in certain leveraged leases at Energy Holdings. These decreases were partially offset by higher transmission revenues, lower generation costs and higher costs incurred at Power for planned outages in 2015 and higher management fee revenues at PSEG LI pursuant to its contract with LIPA. The Board’s recent decision to increase the Common Stock dividend by 4.9% to an indicative annual level of $1.72 per share is supported by our business mix and strong balance sheet.

For additional information, see pages 38 – 40. For a comprehensive assessment of the Company’s performance, please review the entire Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 (Form 10-K), which can be found on our website http://investor.pseg.com/sec-filings and on the SEC’s website, www.sec.gov. A copy of our Form 10-K has been provided to each person solicited by means of this Proxy Statement.

Financial Highlights

Dollars in Millions, except per share amounts	2016 ($)	2015 ($)
Operating Revenues	9,061	10,415
Income from Continuing Operations	887	1,679
Net Income	887	1,679
Total Assets	40,070	37,535
Earnings Per Share (EPS) – Diluted
Income from Continuing Operations	1.75	3.30
Net Income	1.75	3.30
Dividends Paid per Share	1.64	1.56
Market Price per Share – Year-end	43.88	38.69

EXECUTIVE COMPENSATION

Compensation Philosophy

We have designed a competitive executive compensation program benchmarked against our peers that we believe helps us recruit and retain top talent while closely linking pay to performance with the ultimate goal of aligning our leadership team with stockholders’ interests. Our incentives put a significant portion of our executives’ pay, including that of our CEO and Named Executive Officers (NEOs), at risk based on performance. These pay-at-risk incentives are targeted to pay out at approximately the median of our peer group when we deliver on our pre-established financial, operating and strategic goals.

PSEG 2017 Proxy Statement    3

Proxy Statement Summary

In overseeing executive compensation, our Board utilizes an independent compensation consultant who provides only compensation services to the Board. A detailed discussion of our executive compensation program, including its elements, the factors we use in determining compensation and our governance features, appears in the CD&A. The key components of our executive compensation program are:

Component	Type	Objective
Base Salary	Fixed	Experience, performance and competitive market.
Annual cash incentive under our Senior Management Incentive Compensation Plan (SMICP)	Variable Performance-Based	Emphasis on EPS (as adjusted, for example, to exclude certain non-recurring items) as the corporate financial objective with additional operational metrics. Payment from zero to 200% of target percentage of salary.
Equity-based incentive awards under our Long-Term Incentive Plan (LTIP), consisting of performance share units (PSUs) and restricted stock units (RSUs)	Variable Performance-Based

PSUs (64% for the CEO and 60% for the other NEOs) are measured over a three-year period based upon Return on Invested Capital (ROIC) vs. our business plan, ROIC vs. peers and relative Total Shareholder Return (TSR), with the opportunity to earn between zero and 200% of target.

RSUs (36% for the CEO and 40% for the NEOs) cliff vest at the end of three years.

Market-based retirement and post-employment benefits		Double trigger change-in-control provisions. No excise-tax gross-ups.

We have adopted executive compensation governance measures that we believe support good governance practices and further align our executives’ interests with those of stockholders while discouraging executives from taking excessive risk.

Compensation Governance Highlights

• Pay for Performance Alignment	• No Hedging or Pledging

• Annual Compensation Risk Assessment	• Clawback Practice

• Stock Ownership and Retention Policies	• Common Stock Trading Pre-Clearance

Pay for Performance

•	For 2016, the target annual and long-term incentive pay, representing pay at risk, for our CEO and other NEOs as a group was 86% and 71%, respectively, of target total direct compensation, as discussed in the CD&A under Compensation Philosophy-Pay Mix.

•	We compared our recent financial performance with the compensation of our CEO and NEOs relative to our peer companies. The financial measures we examined were above the median of our peer group of companies while our executive compensation was at the peer median. Thus, we have concluded that our performance and executive compensation are appropriately aligned.

•	Further, performance is reflected in the actual value paid upon vesting of the one-year annual cash incentive payments and the three-year equity incentive compensation awards.

•	Approved SMICP payments for 2016 were near target relative to internal goals, which were heavily weighted towards earnings.

•	For the PSUs granted under the LTIP for the three-year performance period ended December 31, 2016, actual payout was above target, based on our TSR compared to peer companies and ROIC in relation to both our business plan and peers.

4    PSEG 2017 Proxy Statement

Proxy Statement Summary

The following table provides highlights of the compensation for our CEO and other NEOs in 2016 as reported in the 2016 Summary Compensation Table in this Proxy Statement. For the complete details of compensation, please review the entire Proxy Statement.

NEO	Base Salary 2016 ($)	Equity Incentive Plan Compensation 2016 ($)	Non-Equity Incentive Plan Compensation 2016 ($)	Total Compensation 2016 ($)(1)
Ralph Izzo	1,298,269	6,375,044	1,513,200	9,867,979
Daniel J. Cregg	520,000	850,045	370,500	2,089,699
Ralph A. LaRossa	684,308	1,250,016	503,500	3,002,952
William Levis	668,825	1,250,016	467,000	2,690,592
Tamara L. Linde	533,789	850,045	330,400	2,099,874

(1)	Reflects all compensation, including change in pension value and all other, as reported in the 2016 Summary Compensation Table.

Key Recent Executive Compensation Actions

In overseeing our executive compensation program, our Organization & Compensation Committee (O&CC), working with its consultant, continued to emphasize our results-oriented philosophy. During 2016, we:

•	Reviewed our compensation philosophy and all key elements of our executive compensation program in light of our strategy and objectives, as well as the results of the 91% approval of the Say-on-Pay vote received at the 2016 Annual Meeting of Stockholders;

•	Confirmed the pay for performance alignment of executive compensation with financial results and approved benchmarked salaries, incentive awards and payouts in accordance with established criteria;

•	Modified the maximum leverage in our SMICP annual incentive plan to 200% of target effective for 2016 performance to better align with peers and competitive market practices; and

•	Increased for our NEOs the mix of PSUs and RSUs awarded under our LTIP equity incentive plan, beginning in 2017, to 70/30, and removed ROIC vs. plan as a metric for PSUs, in response to stockholder interest in having a greater percentage subject to performance criteria and challenging goals for payout.

For more comprehensive information, see our discussion of executive compensation under Proposal 2. Advisory Vote on the Approval of Executive Compensation, beginning on page 35.

PSEG 2017 Proxy Statement    5

Election of Directors

You are being asked to vote on the election of eleven individuals nominated by your Board to serve as the Directors of our Company. Below, we have provided information about the Board, director independence, our leadership structure, risk management oversight, Board committees, code of ethics and related matters of corporate governance. We also describe our provisions for majority voting, director qualifications, diversity and retirement criteria and each nominee’s specific experience, skills and qualifications. We also report to you information about security ownership and director compensation. All of the nominees currently serve as directors of the Company and were elected to their positions by the stockholders.

Vote required: A director will be elected if the number of shares voted FOR that director exceeds the number of shares voted AGAINST that director, not counting abstentions and votes withheld or for which no instructions are given. See Majority Voting for Election of Directors, under Nominees and Election on page 19.

  AS RECOMMENDED BY THE BOARD, WE ASK YOU TO VOTE FOR ALL NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

Our business and affairs are managed by or under the direction of the Board, which delegates certain responsibilities to its committees and to management consistent with our By-Laws. The Board has adopted and operates under the Principles which reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the NYSE. The Principles provide written guidelines for directors and management to effectively pursue and support the Company’s business objectives. The Principles are reviewed periodically by the Corporate Governance Committee, which recommends appropriate changes to the Board. You can request copies of our By-Laws and Principles or view them at http://investor.pseg.com/corporate-governance.

The Board provides direction and oversight of the conduct of our business by management. In fulfilling these responsibilities, the Board performs the following principal functions:

•	Approves corporate strategy, major management initiatives and significant investments;

•	Monitors and provides oversight of financial and business integrity and performance, including risk management;

•	Selects, evaluates the performance of, and approves succession plans for the CEO and other senior executives;

•	Selects nominees for election to the Board; and

•	Evaluates Board processes and performance.

The Board has full and free access to all members of management and may hire its own consultants and advisors as it deems necessary.

Board Effectiveness and Accountability

Our Board, committees and directors undertake to perform their respective duties with the diligence and care required by law and expected of them by our shareholders, customers, employees and communities. We have adopted independence standards, a code of ethics and governance principles and implemented practices that are designed to reinforce our commitment to corporate and personal integrity. The Board monitors our dynamic and responsive stockholder engagement efforts as well as the broader outreach to our other stakeholders, with whom we maintain regular communications.

The organizational and leadership structures we have established, including the responsibilities of our Lead Director and the Board’s oversight of our risk management program, executive compensation, talent management and succession planning, political contributions and adherence to company values and sustainability practices, serve to ensure that our Board and management operate effectively while maintaining a keen focus on long-term success.

PROPOSAL 1 ELECTION OF DIRECTORS

6    PSEG 2017 Proxy Statement

Corporate Governance

Our director nomination process, including our commitment to diversity, refreshment and constructive evaluation, provide the means for us to present nominees for election each year who collectively and individually meet the high standards, and possess the requisite skills and experience, expected of those who lead our Company. The Board remains focused on shareholder value, long-term sustainability and strategic vision, in the context of our business environment, competitive landscape and regulatory climate.

Communications with the Board

You, as a stockholder, and other interested parties may communicate directly with the Board, including the independent directors, by writing to:

Michael K. Hyun, Secretary

Public Service Enterprise Group Incorporated

80 Park Plaza, T4B, Newark, NJ 07102

and indicating who should receive the communication. Unless the context otherwise requires, the Secretary will provide the communication to the Lead Director and to the Chair of the Board committee most closely associated with the nature of the request. The Secretary has the discretion not to forward communications that are commercial advertisements, other forms of soliciting material or billing complaints. All communications are available to any member of the Board upon his or her request.

Independence

Under our Principles and the requirements of the NYSE, the Board must consist of a majority of independent directors. The Board has established standards for director independence, which are set forth in the Principles and shown below.

Independence Standards

An independent director must have no material relationship with PSEG and its subsidiaries, including the following:

•	A director may not be an employee of ours or any of our subsidiaries;

•	No member of a director’s immediate family may be an executive officer of PSEG or one of our subsidiaries;

•	A director or immediate family member may not be an employee of any company where any executive of ours or our subsidiaries serves on the compensation committee;

•	A director may not be an employee and an immediate family member may not be an executive officer of any company that makes payments to or receives payments from us and our subsidiaries in any year more than the greater of $1 million or 2% of such company’s consolidated gross revenue;

•	A director or immediate family member may not receive more than $50,000 in direct compensation from us (other than fees and compensation provided to directors generally);

•	A director or immediate family member may not be affiliated with or employed by our independent auditor; and

•	A director may not be an executive officer of a charity, if, in any year, contributions by us and our subsidiaries to that charity exceed the greater of $1 million or 2% of the charity’s consolidated gross revenue.

These limitations apply for three years after the end of the applicable affiliation or arrangement.

The Board annually reviews other commercial relationships of directors, and relationships directors have with charitable and other tax-exempt organizations, and determines whether any of those relationships are material relationships that impair a director’s independence. Other than the payments by us, reported in this Proxy Statement in the Director Compensation Table, none of our directors have or will receive any compensation or have entered into any “golden leash” arrangements in connection with their service on our Board.

The Board has determined that all of the current directors, all of whom are nominees for election, are independent under the Principles and the requirements of the NYSE, except Ralph Izzo, our Chairman of the Board, President and CEO. These determinations were based upon a review of the responses submitted by each director to questionnaires we provided to them, relevant business records, publicly available information and applicable SEC and NYSE requirements.

PSEG 2017 Proxy Statement    7

Corporate Governance

Leadership Structure

Under our By-Laws, our senior leadership may include a Chairman of the Board, a President and a CEO, which positions may be held by one person or may be divided between two different people. As provided in its charter, the Corporate Governance Committee has the responsibility to assess the structure of the Board and periodically evaluate the Board’s governance practices as well as the Principles. Building on the advice of the Corporate Governance Committee, the Board applies its experience and knowledge of our business to establish what it believes to be the most effective form of organization. In doing so, it utilizes its understanding of the challenges and opportunities we face and its evaluation of the individuals who are involved.

Based on that analysis and evaluation, the Board has determined that, at the present time and given our present officers and personnel, it is in the best interests of the Company and stockholders for a single individual to hold all three positions of Chairman of the Board, President and CEO. The Board believes that this strikes a desirable balance allowing us to benefit from the advantages of efficiency, coordination and accountability. Ralph Izzo currently holds these positions. As such, he has plenary powers of supervision and direction of our business and affairs and he also presides at all meetings of the Board and of stockholders. The Board believes that Mr. Izzo possesses the attributes of experience, judgment, vision, managerial skill and overall leadership ability essential for our continued success. Mr. Izzo’s in-depth knowledge and understanding of our strategy, operations, risk profile, regulatory and environmental circumstances and financial condition best position him to head our Board and provide leadership to management, employees, investors, customers, officials and the public. The diverse experience and independence of the other directors allows the Board to maintain effective oversight of operations, long-range planning, finances and risk management.

Lead Director

In addition to the Chairman, President and CEO, our leadership and governance structure is designed to rely on the contributions of our Lead Director. The Lead Director provides the independent directors with a key means for collaboration and communication regarding Board agendas and the information directors receive from management. Importantly, all directors play an active role in overseeing the company’s business both at the Board and committee levels, bringing fresh and differing viewpoints. The Lead Director coordinates with the Chairs of our various Board committees in setting agendas for committee meetings. Thomas A. Renyi currently serves as Lead Director, a position he has held since April 2015. In that capacity, he complements the talents and contributions of Mr. Izzo and promotes confidence in our governance structure by providing an additional perspective to that of management.

Lead Director Duties and Responsibilities

Our Lead Director

•	Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•	Serves as principal liaison on Board-wide issues between the Chairman and the independent directors;

•	Calls meetings of the independent directors, as may be necessary or desirable;

•	Consults with the Chairman on Board agendas;

•	Reviews information sent to the Board and consults with the Chairman on the quality and timeliness of information provided to the directors;

•	Serves on the Executive Committee; and

•	Receives from the Corporate Secretary communications to, or for consideration by, the independent directors.

The Lead Director is an independent director designated annually by the independent directors with the expectation that he or she will typically serve in that capacity for four years. The Lead Director may be appointed to serve up to twelve additional months beyond the four years if approved by a majority of the independent directors. Mr. Renyi was re-designated as our Lead Director in April 2016 for a term expiring at the first meeting of directors after the 2017 Annual Meeting of Stockholders. The Corporate Governance Committee expects to make a recommendation regarding the individual to serve as Lead Director at its first meeting following the 2017 Annual Meeting, in accordance with our policy.

The Board believes that our leadership structure has been designed with the appropriate controls to support the efficacy of this arrangement without jeopardizing the integrity of the governance process. As discussed below, our Principles also set forth various expectations and criteria for Board membership. All directors must adhere to our Standards and exercise their responsibilities in a manner consistent with our best interests and those of our stockholders and their fiduciary duties established by applicable law.

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Risk Management Oversight

The Board is responsible for the oversight of risk at PSEG, both as a whole and through delegation to Board committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•	The Corporate Governance Committee provides oversight of the policies and processes by which the Company assesses and manages enterprise risk. The Corporate Governance Committee reviews the mapping of identified enterprise risks to the Board and its committees and makes recommendations to the Board with respect to such mapping. Our Chief Risk Officer and Chief Financial Officer report on risk management to the Corporate Governance Committee and, through the reports of the Corporate Governance Committee Chair, to the Board. The Corporate Governance Committee also evaluates Board and committee performance, monitors composition of the Board and the qualifications of the Board members and nominees, assists the Board in administering corporate governance practices and oversees our political participation activities and expenditures. In doing so, the Corporate Governance Committee seeks to ensure our governance and leadership structure is appropriately designed to mitigate reputational risk.

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee provides oversight on legal and business compliance, financial reporting, disclosure controls and procedures and risk management controls and reviews in a general manner the guidelines, policies and processes by which the Company assesses and manages enterprise risk, consistent with the listing standards of the NYSE. Our Chief Risk Officer and Chief Financial Officer report on risk management to the Audit Committee at its meetings.

•	The Finance Committee oversees financing transactions and approves appropriate commodity portfolio risk tolerance limits. Compliance is monitored through regular reporting to the Board. The Finance Committee is responsible for monitoring risk related to our investments in our pension and post-retirement benefits and nuclear decommissioning trusts and receives periodic reports on their performance.

•	The Fossil Generation Operations Oversight Committee and the Nuclear Generation Operations Oversight Committee monitor and evaluate risks associated with our electric station operations, including risks associated with environmental, safety and other compliance and personnel and performance matters.

•	The O&CC considers the risks and rewards associated with our compensation and human resources philosophy and programs. As discussed below, the O&CC has reviewed our compensation policies and practices as they relate to risk management and seeks to administer our compensation plans so as to appropriately balance the incentive nature of the compensation with mechanisms that serve to mitigate risk.

Risk Mapping

In 2016, under the oversight and direction of the Audit Committee and the Corporate Governance Committee, we conducted a comprehensive review of the risk management oversight responsibilities of the Board and the committees. As a result, we mapped the key enterprise risks identified by management to the Board and committees based on the committees’ respective areas of oversight. This mapping of risks serves to clarify the oversight responsibilities of each committee and ensure proper oversight of each identified risk. Changes were made to committee charters as necessary to reflect the specific oversight responsibilities of each committee. In addition, the Board and each committee determined specific processes and schedules for performing their duties in connection with the mapped risks.

Risk Management Policy

Risk management is a key part of our strategic planning and business operations. The Board has approved a Risk Management Policy and it reviews and adopts the Company’s Financial Risk Management Practice. In accordance with the Risk Management Policy, we maintain and execute a Risk Management Program for identifying, quantifying, monitoring, managing and reporting on our risks, including evolving issues such as cybersecurity. The Financial Risk Management Practice serves to define the major roles, responsibilities and procedures, including controls and reporting, necessary to actively manage our financial risk exposure consistent with our business plans. It is reviewed and approved periodically by the Audit Committee, the Corporate Governance Committee and the Finance Committee and recommended to the Board for its approval.

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Risk Management Program

The Board has oversight of the Risk Management Program which consists of policies, process and controls, including the Risk Management Policy and Financial Risk Management Practice, as well as other policies and practices developed by Management relating to risks, including but not limited to: market; credit; operations; project development; political; regulatory; legal; compliance; strategic; reputation; business interruption; security; environmental; and staffing.

Our Risk Management Program forms an integral part of our corporate culture and values.

Risk Management Committee Structure

Under the Risk Management Policy, we have established a Risk Management Committee (RMC) consisting of senior executives. The RMC is charged with, among other things:

•	Establishing and reviewing the framework for implementing the Risk Management Policy, including regularly reviewing and updating key management practices related to risk management;

•	Establishing and monitoring limits and controls designed to manage financial risks;

•	Regularly reviewing practices related to the review of potential transactions and the delegation of financial authority; and

•	Reviewing the management of key enterprise-level risks.

In addition, other senior management committees oversee the management of specific categories of risks, including:

•	Our Capital Review Committee provides oversight and reviews proposed capital projects;

•	Our Compliance Committee reviews various compliance and ethics issues;

•	Our Business Interruption Management Committee provides oversight of activities relating to a significant interruption of business or other adverse event; and

•	Our Cybersecurity Council reviews prevalent cybersecurity issues, identifying the cyber risks to our critical infrastructure and confidential information as well as the measures the Company is taking or should take to identify and address those risks.

We have enhanced our corporate compliance activities by centralizing functions under a newly hired Chief Compliance Officer with expanded duties and responsibilities. Our Delegation of Authority provisions set forth the respective authority levels at which management and employees are authorized to conduct business.

The Board believes that we have an effective system of risk management practices with appropriate controls and Board oversight.

Cybersecurity

The Board believes that cybersecurity is a critical component of the risk management program. The Board’s cybersecurity oversight includes reporting from members of senior management who are responsible for the Company’s cybersecurity risk management practices. Reports cover areas such as the adequacy of personnel and resources to monitor and address cybersecurity threats, technological advances in cybersecurity protection, rapidly evolving cybersecurity threats that may affect our company and industry, cybersecurity incident response and applicable cybersecurity laws, regulations and standards as well as collaboration mechanisms with intelligence and enforcement agencies and industry groups to assure timely threat awareness and response coordination. The Company’s cybersecurity risk management practices are fully integrated into our overall risk management program.

Talent Management and Succession Planning

Our business planning process includes key aspects of workforce development. We believe that we utilize a rigorous and disciplined process to evaluate talent and provide for succession planning in relation to our business objectives. This starts at the local level and continues through senior management, with direct involvement of our CEO and Board. We periodically review our workforce challenges, progress on achieving our commitment to diversity and effectiveness of our organizational structure and staffing.

The Board takes very seriously its responsibility to provide for an orderly process of succession within the ranks of our senior management. Periodically, the Board reviews with the CEO succession plans for key leadership positions and periodically meets

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with succession candidates to assure that highly qualified candidates are available, should the need arise to fill vacancies. We seek to maintain a continuity of management through appropriate recruitment and retention methods, including market-based and performance-measured compensation and career advancement and training opportunities.

Director Education and Board Evaluation

New directors receive an orientation program and materials, which includes visits to our facilities and presentations by senior management to familiarize them with our strategic plans, operations, significant financial, accounting, regulatory and risk management issues, compliance programs, the Standards, principal officers and internal and independent auditors. During each year, continuing education is provided to all directors on topics of importance to our business, which may include the matters noted above, as well as regular apprisals of new developments and requirements that may impact us and emerging trends facing us and our industry.

The Board believes that a robust and constructive evaluation process is an important component of good corporate governance. The Board and each committee conduct an annual assessment process to evaluate the effectiveness of their processes and practices, including Board and committee performance, Board composition and culture, Board meetings and risk management. Among the items considered are the monitoring and oversight of policies, evaluation of the CEO and senior officers, consideration of shareholder value, understanding of the business, access to information and resources and opportunity to inquire of, or challenge, management. The process includes a survey of the directors and discussions at Board and committee meetings, as applicable.

Meetings of the Board, Committees and Stockholders

The Board holds regularly scheduled meetings and meets on other occasions when circumstances require. Board and committee meetings are usually scheduled over two days, beginning in the afternoon and ending in the afternoon of the following day. Each committee executes its responsibilities, as described below, and the Board receives reports from the committee Chairs on the significant matters considered and actions taken. A Board meeting typically focuses on the strategic and more important issues facing us. Directors spend additional time preparing for Board and committee meetings they attend and they are called upon for counsel between meetings.

Our Principles provide that the Board will meet at least six times each year and in executive session without management in attendance at every meeting, unless waived by the Board. When the Board meets in executive sessions, the Lead Director presides. In addition, each Board committee, except the Executive Committee, meets in executive session at each of its meetings, unless waived by the respective committee.

Special meetings of the Board of Directors may be called by the Chairman of the Board, CEO, or a majority of the directors by written request at anytime. Special meetings of the stockholders may be called at any time by the Board of Directors or by the CEO or upon the written request of the holders of a majority of the capital stock entitled to cast votes.

2016 Meetings and Executive Sessions

Board/Committee	Meetings		Executive Sessions
PSEG Board	12	*	10
PSE&G Board	6	**	6
Audit	8		6
Corporate Governance	5	**	5
Executive	0		0
Finance	4		2
Fossil Generation Operations Oversight	3	***	2
Nuclear Generation Operations Oversight	3	****	3
Organization and Compensation	5		5

*	Includes one all-day Business Strategy Session and five special meetings
**	Includes one special meeting
***	One meeting held at a generating station
****	One meeting held at the site of nuclear generating stations we operate

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Attendance

Under our Principles, each director is expected to attend all Board meetings and all meetings of committees of which such director is a member, as well as the Annual Meeting of Stockholders. Meeting materials are provided to Board and Committee members in advance of each meeting, and members are expected to review such materials prior to each meeting. During 2016, each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. All of the directors attended the 2016 Annual Meeting of Stockholders.

Board Committee Responsibilities

The Board committees, their principal functions, membership requirements and minimum number of meetings held are described below. Each committee has open and free access to all Company information, may require any of our officers or employees to furnish it with information, documents or reports that it deems necessary or desirable in carrying out its duties, is empowered to investigate any matter involving us and may retain appropriate resources to assist it in discharging its responsibilities.

Each committee, other than the Executive Committee, operates pursuant to a charter that defines its roles and responsibilities and annually conducts a performance evaluation of its activities and a review of its charter. The authority of the Executive Committee is set forth in our By-Laws. The committee charters and our By-Laws are posted on our website, www.pseg.com/info/investors/governance/committees.jsp. We will send you a copy of any or all of them upon request.

Each committee reports its activities to the Board. Each committee Chair is appointed annually with the expectation that he or she will typically serve in that capacity for four years. A Chair may be appointed to serve up to twelve additional months beyond the four years if approved by a majority of the independent directors.

A list of current committee membership requirements can be found below:

Committee	Membership Requirements
Audit

Consists of three or more independent directors, in accordance with SEC and NYSE rules, who must meet NYSE requirements for financial literacy. At least one member must have accounting or financial management expertise. The committee meets at least four times per year.

Members may receive no direct or indirect compensation from us or our subsidiaries, other than as a director or committee member, and may not be affiliated with us or our subsidiaries. Under our Principles, without Board approval, a director may not serve as a member of our Audit Committee if he or she serves on the Audit Committee of more than three public companies, including ours.

Corporate Governance	Consists of three or more independent directors who meet at least two times per year.
Executive	Consists of the Chairman of the Board, the Lead Director and at least one additional independent director.
Finance	Consists of three or more independent directors who meet at least three times per year.
Fossil Generation Operations Oversight	Consists of three or more independent directors who meet at least three times per year.
Nuclear Generation Operations Oversight	Consists of three or more independent directors who meet at least three times per year.
Organization & Compensation	Consists of three or more independent directors in accordance with SEC and NYSE rules, who meet at least two times per year.

Each Committee of the Board is responsible for the following activities:

Audit Committee

Members: Albert R. Gamper, Jr., David Lilley, Thomas A. Renyi, H.C. Shin and Susan Tomasky (Chair)

•	Assisting the Board in fulfilling its responsibility for oversight of the integrity of our financial statements; and the quality and integrity of our accounting, auditing and financial reporting practices;

•	Appointing, terminating, compensating, including preapproving all services and fees, and overseeing the work of the independent auditor, which reports directly to the Audit Committee;

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•	Reviewing the independence of the independent auditor, as well as Public Company Accounting Oversight Board (PCAOB) and peer review reports of the independent auditor’s performance;

•	Reviewing with the independent auditor, management and internal auditors our annual audited and quarterly financial statements and the acceptability and quality of our financial statements and our accounting, reporting and auditing practices;

•	Reviewing with the independent auditor any audit issues or difficulties and management’s response, and resolving disagreements which may arise between management and the independent auditor regarding financial reporting;

•	Providing oversight to our internal audit and environmental, health and safety audit functions and legal and business conduct compliance program;

•	Reviewing the status of pending material litigation;

•	Reviewing in a general manner the guidelines, policies and processes by which the Company assesses and manages enterprise risk, consistent with the listing standards of the NYSE;

•	Reviewing risk management controls and disclosure controls and procedures;

•	Reviewing earnings press releases, financial information and earnings guidance provided to analysts and rating agencies;

•	Recommending to the Board the inclusion of the audited financial statements in our Form 10-K;

•	Issuing an annual committee report for inclusion in this Proxy Statement; and

•	Providing oversight of management of risks related to the roles, duties and responsibilities of the committee.

The Audit Committee Report appears below under Proposal 4. Ratification of the Appointment of Independent Auditor.

Composition of the Audit Committee

The Board determines annually, and upon any change in Audit Committee composition, the independence, financial literacy and financial expertise of the Audit Committee members and makes written affirmation to the NYSE in accordance with its rules. The Board has determined that all members of the Audit Committee are financially literate and, in addition, that Albert R. Gamper, Jr., David Lilley, Thomas A. Renyi, Hak Cheol (H.C.) Shin and Susan Tomasky (Chair), each a member of the Audit Committee, possesses accounting or financial management expertise, as defined in the NYSE rules. The Board further has determined that Albert R. Gamper, Jr., David Lilley, Thomas A. Renyi and Susan Tomasky (Chair), each a member of the Audit Committee, is an audit committee financial expert under the Sarbanes-Oxley Act of 2002 and the rules of the SEC.

Management and the Board believe that the current composition of the Audit Committee provides that committee with the requisite expertise and experience to recommend to the Board the inclusion of the audited financial statements in our Form 10-K. The Board will consider this matter annually as a part of its ongoing governance review. The Audit Committee will also continue its practices to assure that adequate independent procedures exist for receipt and treatment of complaints regarding accounting, internal controls or auditing matters.

Corporate Governance Committee

Members: Willie A. Deese, Shirley Ann Jackson (Chair), H.C. Shin, Richard J. Swift and Susan Tomasky

•	Assisting the Board in administering the corporate governance practices of the Board and its committees;

•	Monitoring the composition of the Board to assure a reasonable balance of professional interests, business experience, financial expertise, diversity and independence;

•	Considering the qualifications of Board members and evaluating prospective nominees, including those identified by the Committee or by other Board members, management, stockholders or other sources, and recommending to the Board membership changes and nominees;

•	Making a recommendation to the Board as to whether to accept the tendered resignation of any director who fails to receive a majority of votes cast “for” that director’s election in an uncontested election;

•	Recommending to the Board the chairs and members of Board committees;

•	Evaluating performance of the Board and its committees, including a review of the size, structure and composition of the Board and its committees and their governance practices, including interactions with management;

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•	Making recommendations to the Board to improve effectiveness of the Board and its committees;

•	Overseeing risk management guidelines, policies, and processes and mapping identified risks to the Board and its committees;

•	Providing oversight of management of risks related to the roles, duties and responsibilities of the committee;

•	Overseeing the directors’ orientation and continuing education;

•	Reviewing and making recommendations to the Board with respect to compensation of directors;

•	Providing input to the O&CC regarding the performance of the CEO as Chairman of the Board;

•	Periodically reviewing the Charters of the Board committees and recommending appropriate changes; and

•	Reviewing our political participation activities and expenses.

The nomination process and criteria utilized are described under Nominees and Election beginning on page 19.

Executive Committee

Members: Albert R. Gamper, Jr., Ralph lzzo (Chair), Shirley Ann Jackson, Thomas A. Renyi, Richard J. Swift

Except as otherwise provided by law, the Executive Committee may exercise all the authority of the Board when the Board is not in session.

Finance Committee

Members: Albert R. Gamper, Jr., William V. Hickey (Chair), David Lilley, Thomas A. Renyi and Alfred W. Zollar

•	Reviewing and making recommendations to the Board regarding corporate financial policies and processes and significant financial decisions;

•	Reviewing and recommending to the Board annually our financial plan;

•	Reviewing and making recommendations to the Board regarding our dividend policy and capital structure;

•	Discussing with management the application and effects of our policies with respect to risk assessment and risk management, including the limits and authorities contained in the Financial Risk Management Practice;

•	Reviewing and recommending to the Board authorizations with respect to the issuance, sale and redemption of securities by us and our subsidiaries;

•	Reviewing on behalf of the Company, with the Thrift and Pension and the Nuclear Decommissioning Trust Investment Committees, periodic reporting on the investment guidelines for and investment performance of the Company’s pension plan trust funds and nuclear decommissioning trust funds;

•	Reviewing with management our cash management policies and practices;

•	Reviewing with management credit agency ratings and analyses; and

•	Providing oversight of management of risks related to the roles, duties and responsibilities of the committee.

Fossil Generation Operations Oversight Committee

Members: William V. Hickey, Shirley Ann Jackson, H.C. Shin (Chair), Richard J. Swift and Alfred W. Zollar

•	Evaluating the effectiveness of our fossil generation operations, focusing on safety, plant performance, regulatory matters, large construction projects and improvement in operations;

•	Reviewing labor and human relations, environmental, health and safety and legal and compliance issues related to our fossil generation operations;

•	Reviewing the results of major inspections, evaluations and audit findings by external oversight groups and management’s response; and

•	Providing oversight of management of risks related to the roles, duties and responsibilities of the committee.

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Nuclear Generation Operations Oversight Committee

Members: William V. Hickey, Shirley Ann Jackson, H.C. Shin (Chair), Richard J. Swift and Alfred W. Zollar

•	Evaluating the effectiveness of our nuclear generation operations, focusing on safety, plant performance, regulatory matters, large construction projects and improvement in operations;

•	Reviewing labor and human relations, environmental, health and safety and legal and compliance issues related to our nuclear generation operations;

•	Reviewing the results of major inspections, evaluations and audit findings by external oversight groups and management’s response; and

•	Providing oversight of management of risks related to the roles, duties and responsibilities of the committee.

Organization and Compensation Committee (O&CC)

Members: Willie A. Deese, Albert R. Gamper, Jr., William V. Hickey, Shirley Ann Jackson, David Lilley (Chair) and Richard J. Swift

•	Reviewing, approving and modifying, as necessary, our executive compensation policy, programs, plans and awards;

•	Reviewing the stockholder advisory vote on say-on-pay and considering any action it deems appropriate in light of that vote;

•	Reviewing executive compensation levels and targets for consistency and alignment with compensation policy and strategic and operating objectives;

•	Reviewing the risk to us of our compensation policies and practices;

•	Providing oversight of management risks related to the roles, duties and responsibilities of the committee;

•	Retaining, compensating, overseeing and annually reviewing the performance of its advisors, including its compensation consultant;

•	Reviewing the independence of its compensation consultant and advisors;

•	Reviewing and making recommendations to the Board concerning corporate organization in general and executive compensation including incentive plans and equity-based plans;

•	Administering our incentive compensation plans;

•	Reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	Evaluating the CEO’s performance in light of those goals and objectives and, with the independent Board members, determining and approving the CEO’s compensation based on such evaluation;

•	Annually reviewing performance of certain other key members of management;

•	Annually reviewing management succession and development plans;

•	Monitoring compliance with the Stock Ownership and Retention Policy; and

•	Reviewing the CD&A and providing its report in this Proxy Statement.

The O&CC Report on Executive Compensation appears under Proposal 2. Advisory Vote on the Approval of Executive Compensation.

Composition of the O&CC

The Board determines annually the independence of the O&CC members and makes written affirmation to the NYSE in accordance with its rules. The Board believes that the current composition of the O&CC provides that committee with the requisite expertise and experience to oversee our executive compensation program and assess the alignment of pay for performance.

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Compensation Consultant

The O&CC has the authority to retain advisors and compensation consultants, with sole authority for their hiring and firing. The O&CC is directly responsible for such appointment, compensation and oversight in accordance with the applicable SEC requirements and NYSE standards. Since September 2009, the O&CC has retained Compensation Advisory Partners LLC (CAP) as its independent compensation consultant to provide it with information and advice that is not influenced by management. CAP is an executive compensation consulting firm that does not perform any other services for us or our subsidiaries. CAP provides advice to the O&CC on executive compensation and may also provide advice to the Corporate Governance Committee on matters pertaining to compensation of directors who are not executive officers. CAP may not perform any other services for us without obtaining the prior approval of the Chair of the O&CC.

In furtherance of CAP’s independence, management receives copies of certain materials provided by CAP to the O&CC only after the materials have been provided to the O&CC. The scope of CAP’s assignment is to provide general advice relating to all aspects of executive compensation, including the review of our current compensation programs and levels, benefit plans, the provision of comparative industry trends and peer data and the recommendation of program and pay level changes. Responsibility for assignment to and evaluation of work by CAP is solely that of the O&CC and, with respect to the compensation of non-employee directors, the Corporate Governance Committee. CAP meets with the O&CC and the Chair without management present when appropriate.

We pay the fees of any compensation consultant retained by the O&CC. Additional information regarding any such services performed in the past year is included in the CD&A below. The O&CC also utilizes the services of our internal compensation professionals.

Determination of Compensation Consultant’s Independence

The SEC and NYSE require compensation committees to assess the independence of their advisors and determine whether any conflicts of interest exist. In July 2016, the O&CC reviewed CAP’s independence relative to the following factors: (i) CAP’s provision of other services to the Company; (ii) the amount of fees CAP receives from the Company as a percentage of CAP’s total revenue; (iii) the policies and procedures of CAP that are designed to prevent conflicts of interest; (iv) any business or personal relationship between O&CC members and CAP or its compensation consultants; (v) any PSEG stock owned by CAP or its compensation consultants; (vi) any business or personal relationship between our executive officers and CAP or any of its compensation consultants; and (vii) other factors that would be relevant to CAP’s independence from management. On the basis of such review, the O&CC concluded that CAP is independent and no conflicts of interest exist.

Compensation Committee Interlocks and Insider Participation

During 2016, each of the following individuals served as a member of the O&CC: Willie A. Deese, Albert R. Gamper, Jr., William V. Hickey, Shirley Ann Jackson, David Lilley (Chair) and Richard J. Swift. No member of the O&CC was an officer or employee or a former officer or employee of any PSEG company. None of our officers served as a director of or on the compensation committee of any of the companies for which any of these individuals served as an officer. No member of the O&CC had a direct or indirect material interest in any transaction with us.

Code of Ethics

We have a long-established corporate culture of emphasizing integrity and honesty with an expectation of adherence to the highest ethical standards. We have embodied these principles in the Standards, our code of ethics. The Standards are posted on our website, www.pseg.com/info/investors/governance/documents.jsp. We will send you a copy upon request.

We will post on our website:

•	Any amendment (other than one that is technical, administrative or non-substantive) that we adopt to the Standards; and

•	Any grant by us of a waiver from the Standards that applies to any director, principal executive officer, principal financial officer, principal accounting officer or Controller, or persons performing similar functions, for us or our direct subsidiaries noted above, and that relates to any element enumerated by an applicable SEC requirement.

A waiver of any provision of the Standards may be granted in exceptional circumstances, but only for substantial cause. A waiver for any director or executive officer may be made only by the Board and, if granted, must be promptly disclosed to our stockholders. In 2016, we did not grant any waivers to the Standards.

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Standards of Integrity
The Standards is a code of ethics applicable to us and our subsidiaries. The Standards:

•	Are an integral part of our business conduct compliance program and embody our commitment to conduct operations in accordance with the highest legal and ethical standards;

•	Apply to all of our directors and employees (including PSE&G’s, Power’s, PSEG LI’s, Energy Holdings’ and Services’ respective principal executive officer, principal financial officer, principal accounting officer or Controller and persons performing similar functions) each of whom is responsible for understanding and complying with the Standards;

•	Establish a set of common expectations for behavior to which each director and employee must adhere in dealings with investors, customers, fellow employees, competitors, vendors, government officials, the media and all others who may associate their words and actions with us; and

•	Have been developed to provide reasonable assurance that, in conducting our business, directors and employees behave ethically and in accordance with the law and do not take advantage of investors, regulators or customers through manipulation, abuse of confidential information or misrepresentation of material facts.

Sustainability

For more than 100 years we have been operating our business with a focus on sustainability. This reflects a deep recognition that our continued ability to prosper as a business depends on helping others prosper too. Thus, we emphasize the importance of defining success not only by the bottom line but also by the environmental and social dimensions of performance. We strive to be both systematic and comprehensive in our approach to sustainability issues. Doing so helps us remain true to our most important commitments and to further improve performance.

Sustainable green energy strategies to promote job creation, economic growth and a healthy environment have never been more needed than they are today. Environmental stewardship and sustainability require strong commitments and excellent management. Our Environmental Health and Safety Policy establishes our commitment to conduct our business in a safe, environmentally friendly and responsible manner. Our strong relationships with the public sector, renewable energy developers and policymakers help us identify and implement innovative environmental solutions. PSEG is proud to be a leader in undertaking green generation initiatives. We are a leader in low-carbon energy and have long-advocated for comprehensive legislative solutions and public policies to cost-effectively reduce greenhouse gases. Over the past two decades, we have established and achieved a significant number of carbon reduction goals. We have accomplished this through energy efficiency programs, deployment of renewable energy, increasing nuclear output, building clean and efficient natural gas plants and shifting output from coal to natural gas.

Our commitment to health and safety is our foremost priority, underscored through our emphasis on a strong safety culture and continual striving for excellence in every part of our operations. Both our culture and management system illustrate our approach to safety throughout the Company, and is built on trust, care, knowledge and communication. We are committed to employee welfare and understand that our reputation and stability are key for us in attracting and retaining a highly qualified workforce. We provide opportunities for our employees to grow with us and we will continue to foster a workplace environment that contributes to success. We believe in a culture dedicated to diversity and inclusion and that values and promotes equal opportunity.

We aim to diligently serve our customers and to meet their expectations and our obligation to provide safe and reliable service. We are committed to conducting operations in accordance with the highest ethical standards. We strongly support corporate citizenship and a culture that recognizes our deep involvement in community affairs and philanthropy. Our values are at the core of our culture as they guide and inspire our business efforts. These values and many of our accomplishments are listed on the back cover of this Proxy Statement.

Diversity and Inclusion

Our Diversity and Inclusion Council supports our efforts to assure that through diversity we embrace the full breadth of people, ideas, thoughts and perspectives, recognizing the vast blend of characteristics, experiences, needs and traditions of our people. Our culture of inclusion fosters a sense of belonging to all members of our organization, so that they are welcomed, respected and valued as human beings and business partners. We are committed as well to supplier diversity, supporting minority and women-owned businesses to strengthen the economy and create jobs.

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Political Contributions

As a highly regulated company whose operations can be significantly impacted by public policies, it is essential that PSEG takes an active role in the political process. PSEG regularly communicates with government officials on issues affecting our business, participates in trade associations that focus on policies which may influence our company and makes political contributions that align with the long-term interests of PSEG and its stockholders.

Our Practice and Board Oversight

We are committed to participating in an ethical manner and in full compliance with all federal, state and local laws. We have established a Corporate Political Participation Practice that sets forth a controls process pursuant to which our senior management monitors, assesses and approves certain political contributions. The Corporate Governance Committee also oversees our political activities and contributions in accordance with the Practice. We believe this Practice allows us to minimize reputational and political risks and continue to focus on our operational excellence. Stockholders may view our Practice at www.pseg.com/info/investors/governance/documents.jsp.

Annual Political Contributions Report

PSEG continues to value thoughtful stockholder engagement. Based on our communications with stockholders, we have expanded our level of disclosure by preparing a political contributions report to be published annually. The report includes our corporate contributions to candidates, trade associations and other political and social welfare organizations. PSEG requests that trade associations to which it paid total annual payments of $50,000 or more identify the portion of dues or payments received from PSEG that were used for expenditures or contributions that, if made directly by PSEG, would not have been deductible under Section 162(e)(1)(B) of the Internal Revenue Code (IRC). The annual report is available on our website.

Transactions with Related Persons

There were no transactions during 2016, and there are no transactions currently proposed, in which we were or are to be a participant and the amount involved exceeded $120,000 and in which any related person (director, nominee, executive officer, any person known to us to beneficially own in excess of 5% of our Common Stock, or their immediate family members) had or will have a direct or indirect material interest.

Our policies and procedures with regard to transactions with related persons, including the review, approval or ratification of any such transactions, the standards applied and the responsibilities for application are set forth in our Principles, our Business Conduct Compliance Program (Compliance Program) and the Standards. These are our only written policies and procedures regarding the review, approval or ratification of transactions with related persons.

•	The Principles provide that a director must notify the Chair of the Corporate Governance Committee if he or she encounters a conflict of interest or proposes to accept a position with an entity which may present a conflict of interest, so that the issue may be reviewed. Potential conflicts of interest include positions that directors or immediate family members hold as directors, officers or employees of other companies with which we do business or propose to do business and charitable and other tax-exempt organizations to which we contribute or propose to contribute.

•	The Compliance Program establishes an organizational structure and validates the Standards and its mandated procedures, practices and programs. The Audit Committee has overall responsibility for oversight of the Compliance Program and has delegated to our Compliance Committee overall responsibility for the design, implementation and execution of the Compliance Program. The Compliance Committee’s duties include assurance that we take all reasonable steps to coordinate organization-wide ethics and compliance activities, consistent enforcement of the Standards, including the detection and prevention of wrongdoing as a result of compliance investigations and otherwise foster a culture for ethical behavior and a commitment to legal compliance. The Compliance Committee, comprised of members of senior management, is chaired by our Chief Compliance Officer, who has overall responsibility for administering the Compliance Program.

•	The Standards establish a written set of common expectations of behavior for all directors, officers and employees regarding business relationships, personal conduct (including, among other things, corporate opportunities, conflicts of interest and supplier, competitor and governmental relations), safeguarding of Company property, business controls and compliance with regulatory requirements. In addition, the Standards mandate procedures for seeking ethical guidance, reporting concerns, investigation and discipline. We require every employee to certify as to compliance with the Standards annually. Our Chief Compliance Officer has overall responsibility for administering the Standards.

•	Our written management practices provide that any capital investment with a non-PSEG entity or its affiliate, for which one of our directors or officers serves as a director or executive officer, must be approved by our Board.

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Nominees and Election

NOMINEES AND ELECTION

Election

Directors elected at each annual meeting are elected to serve one-year terms. Directors whose terms are to expire are eligible for re-nomination and will be considered by the Corporate Governance Committee in accordance with its policies and the retirement policy for directors, which are summarized in this Proxy Statement. Each of the current directors has been nominated for re-election.

Our By-Laws currently provide that the Board shall consist of not less than three nor more than 16 directors as shall be fixed from time to time by the Board. The number of directors is currently fixed at eleven.

The nominees listed below were selected by the directors upon the recommendation of the Corporate Governance Committee. As discussed under Annual Meeting, Voting and Procedures, proxies will be voted in accordance with your instructions as indicated on the enclosed proxy card, voting instruction form or when voting by telephone or Internet.

If at the time of the 2017 Annual Meeting any of the nominees listed below should be unable to serve, which is not anticipated, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of directors constituting a full Board is reduced.

Majority Voting for Election of Directors

Our By-laws provide that in an uncontested election, each director shall be elected by a majority of the votes cast with respect to the director. A majority of votes cast means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director. We do not include as votes cast (i) shares which are marked withheld, (ii) abstentions and (iii) shares as to which a stockholder has given no authority or direction.

As provided in the Principles, the Board has adopted a policy whereby any incumbent director receiving a majority vote “against” must promptly tender an offer of resignation. As a result, in uncontested elections, the Board will nominate for election or re-election as a director only candidates who have agreed promptly to tender a letter of resignation in the event that the number of shares voted “for” that director does not exceed the number of shares voted “against” that director. If an incumbent director fails to receive the required “majority” vote, the Corporate Governance Committee will consider the matter and then make a recommendation to the Board as to whether or not to accept the resignation. The Board will make the determination on whether or not to accept the recommendation of the Corporate Governance Committee.

Failure to Receive a Majority Vote

The Principles further provide that no director who fails to receive a majority vote in an uncontested election shall participate in either the recommendation of the Corporate Governance Committee or the determination of the Board with respect to his or her resignation letter or that of any other director in regard to that year’s Annual Meeting election. Any such director may, however, participate in any and all other matters of the Board and its various committees to the fullest extent to which he or she would otherwise be permitted in accordance with applicable law and the Principles. If a majority of the Corporate Governance Committee fails to receive a majority vote, then the remaining independent directors will determine whether to accept one or more of the applicable resignations. If three or fewer independent directors do not receive a majority vote in the same election, then all independent directors may participate in any discussions or actions with respect to accepting or rejecting the resignation offers (except that no director will vote to accept or reject his or her own resignation offer).

In evaluating tendered resignations, the Corporate Governance Committee and the Board may consider all factors they deem relevant, including, but not limited to, the stated reason(s) for the “against” vote, the impact that the acceptance of the resignation would have upon our compliance with applicable law or regulation, the potential triggering of any change in control or similar provision in contracts, benefit plans or otherwise, the qualifications of the director and his or her past and anticipated future contributions to us.

The Corporate Governance Committee and the Board may consider possible remedies or actions to take in lieu of or in addition to accepting or rejecting of the resignation, such as development and implementation of a plan to address and cure the issues underlying the failure to receive a majority vote.

Following the Board’s determination, we will publicly disclose the decision and, as applicable, the reasons for accepting or rejecting the resignation. To the extent that the Board accepts one or more resignations, the Corporate Governance Committee may recommend to the Board, and the Board will then determine, whether to fill any vacancy.

PSEG 2017 Proxy Statement    19

Nominees and Election

Ability, Diversity and Independence of Directors

The Board believes that a nominee for director should be selected on the basis of the individual’s ability, diversity of background and experience and soundness of judgment, from among candidates with an attained position of leadership in their field of endeavor. As noted above, a majority of the Board must consist of independent directors in accordance with our Principles and NYSE requirements.

The Board is guided by its consideration of how to best enhance its capability to oversee the affairs of the Company. It analyzes the skills it believes are necessary for effective governance of a leading company in our industry and the particular attributes and abilities of each individual. The Board does not believe that adopting arbitrary or inflexible policies or requirements will achieve that purpose. Rather it looks to promote better governance through a more dynamic examination and understanding of its members’ abilities to meet evolving challenges. It values the mix of skills and experience, independence from management, fresh perspectives and seasoned knowledge that collectively help to guide the Company.

Diversity

Diversity is a factor for consideration of nominees for director pursuant to the diversity policy contained in our Principles and the charter of the Corporate Governance Committee. In considering diversity, the Corporate Governance Committee utilizes a broad meaning to include not only factors such as race, gender and national origin, but also background, experience, leadership positions, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits desirable in achieving an appropriate group of qualified individuals. The Corporate Governance Committee considers and assesses the effectiveness of this policy in connection with the annual nomination process to assure the Board contains an effective mix of people to best further our long-term business interests.

Refreshment and Tenure

The Corporate Governance Committee is very aware of the benefits of the refreshment of Board members to assure that new perspectives and ideas are considered. In selecting individuals for our Company, with its long investment horizon, the Corporate Governance Committee weighs the need for both director refreshment and institutional memory. It believes that the appropriate mix of varied levels of tenure and experience can help mitigate risk. We also refresh Board committees through rotation of memberships, as noted under Committee Membership.

The Corporate Governance Committee does not believe it is appropriate to set absolute term limits on the length of a director’s term, but rather seeks to achieve a balance in the longevity of service through appropriate Board refreshment. Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of our history, policies and objectives.

The Corporate Governance Committee is cognizant of the many years of service of some Board members. In evaluating that factor when making its nominating recommendations it believes that average tenure is a better measure than the individual time served by any one member or another. Average tenure recognizes the refreshment that takes place as long-serving members retire and new directors join the Board. As of the date of the 2017 Annual Meeting, the average tenure of the members of our Board for their current term of service is approximately 11 years.

Director and Nominee Qualifications and Availability

It is the Board’s policy that a nominee recommended initially for election be able to serve at least five years, consistent with the Board’s retirement policy. The Board believes that the ability of a director to serve for at least five years is a reasonable expectation in order for us to receive an appropriate benefit from the individual’s abilities. This is especially so in light of the time invested by a director to become knowledgeable about our complex business operations. The Board believes that these service limitations provide it with a means for achieving a reasonable balance of veteran and new directors.

The Corporate Governance Committee also considers the amount of time that a person will likely have to devote to his or her duties as a director, including non-PSEG responsibilities as an executive officer, board member or trustee of business or charitable institutions and the contributions by directors to our ongoing business. The Corporate Governance Committee considers the qualifications of incumbent directors and potential new nominees, as well as the continuity of service and the benefit of new ideas and perspectives, before making recommendations to the Board for election or re-election. The Board then selects nominees based on the Corporate Governance Committee’s recommendation.

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Nominees and Election

Prior to accepting an invitation to serve as a director of another public company, the CEO and any directors must submit a letter to the Corporate Governance Committee so as to allow it to review potential conflicts and time demands of the new directorship. Any director who undertakes or assumes a new principal occupation, position or responsibility from that which he or she held when he or she was elected to the Board must submit a letter to the Corporate Governance Committee volunteering to resign from the Board. The Board does not believe that in every instance a director who undertakes or assumes a new occupation, position or responsibility from that which he or she held when the director joined the Board should necessarily leave the Board. The Corporate Governance Committee reviews the relevant details of such director’s new position and determines the continued appropriateness of Board membership under the circumstances.

The Corporate Governance Committee and the Board believe that the experience gained through other directorships provides us with a breadth of valuable knowledge and insight. Exposure to other industries, management and issues gives a director a perspective not necessarily otherwise available to him or her from a more limited range of experience. The Corporate Governance Committee carefully monitors the attendance and participation of each director to assure that he or she demonstrates an appropriate level of commitment and effort in serving on our Board. In renominating the current directors, the Corporate Governance Committee and the Board determined that each director had successfully balanced the demands on his or her time and attention in meeting the fiduciary obligations to us.

Director Retirement

The Board seeks to maintain an orderly transition for retirement and proper succession planning. Under the Board’s retirement policy, set forth in our Principles, directors who have never been employees of the PSEG group of companies may not serve as directors beyond the Annual Meeting of Stockholders held in the calendar year following their seventy-fifth birthday.

We believe that the current retirement age allows us to benefit from long-serving directors, including their industry expertise, institutional knowledge, historical perspective, stability and continuity and comfort with challenging Company management, while maintaining our ability to refresh the Board through the addition of new members. Our Board has a high level of diversity in tenure and qualifications.

Directors who are former PSEG CEOs may not serve as directors beyond the Annual Meeting of Stockholders following termination of active employment with the PSEG group of companies, unless otherwise determined by the Board, and may not serve beyond their seventy-fifth birthday. Directors who are former employees, other than CEOs, may not serve as directors beyond the Annual Meeting of Stockholders following termination of active employment with PSEG.

Nomination Process and Proxy Access

The Corporate Governance Committee considers the qualifications of Board members, evaluates prospective nominees and recommends candidates to the Board of Directors. The Corporate Governance Committee on occasion may pay a fee to an executive search firm to assist it in identifying and evaluating potential director nominees meeting our criteria, which are described further above. Any such firm’s function would be to assist the Committee in identifying potential candidates for its consideration. During 2016, we did not engage a third-party firm to conduct a search for potential candidates.

The Corporate Governance Committee will consider stockholders’ recommendations for nominees for election to the Board. The Corporate Governance Committee utilizes the same criteria to evaluate all potential nominees, including those recommended by stockholders or from other sources. Our By-Laws require that stockholder nominations must be delivered to the Company’s Secretary at least 90 days in advance of an Annual Meeting of Stockholders. With respect to an election to be held at a special meeting of stockholders for the election of directors, such advance notice of the nomination must be delivered to the Company’s Secretary no later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the advance notice procedure contained in our By-Laws.

In order for a stockholder’s proposed nominee to be included in the Company’s proxy statement pursuant to the proxy access provisions of our By-Laws, such proposal must be received by the Company’s Secretary no earlier than 150 days and no later than 120 days prior to the anniversary of the mailing date of the Company’s proxy statement in the prior year. The proxy access provisions of our By-Laws permit an eligible stockholder (or a group of no more than 20 eligible stockholders) owning 3% or more of the Company’s common stock continuously for at least three years to nominate director candidates representing up to 25% of the Board, and, upon the eligible stockholder’s satisfaction of certain conditions as outlined in our By-Laws, require us to include such nominees in our proxy statement and proxy card for the annual meeting of stockholders. These proxy access provisions were adopted by the Board in December 2015. In its consideration of proxy access, the Board engaged with a number of our significant

PSEG 2017 Proxy Statement    21

Nominees and Election

stockholders and reviewed the published positions of other significant stockholders. Following these outreach efforts, the Board amended our By-Laws in order to provide meaningful proxy access rights to stockholders who are representative of the long-term interests of our Company.

Each nomination discussed above must be submitted in writing to Michael K. Hyun, Secretary, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, Newark, NJ 07102. Nominations must be made in compliance with the procedures and requirements set forth in our By-Laws and accompanied by the written consent of any such person to serve if nominated and elected and by biographical material and the applicable requirements of the SEC to permit evaluation of the individual recommended.

Nominees

The present terms of all eleven directors, Willie A. Deese, Albert R. Gamper, Jr., William V. Hickey, Ralph Izzo, Shirley Ann Jackson, David Lilley, Thomas A. Renyi, Hak Cheol (H.C.) Shin, Richard J. Swift, Susan Tomasky and Alfred W. Zollar, expire at the 2017 Annual Meeting. Each director has been re-nominated. Each will be presented for election to serve until the 2018 Annual Meeting, or until his or her respective successor is elected and qualified. All nominees were elected to their present terms by our stockholders.

We show below for each nominee:

•	The period of service as a director;

•	Age as of the date of the Annual Meeting;

•	Present committee memberships;

•	Business experience during at least the last five years; and

•	Other directorships during the past five years.

We also discuss the specific experience, qualifications, attributes and skills that led to the conclusion that he or she should serve as one of our directors.

Each nominee’s beneficial ownership of Common Stock is shown under Security Ownership of Directors, Management and Certain Beneficial Owners. Compensation for service as a director is shown in the Director Compensation Table and accompanying narrative.

As discussed above, the Corporate Governance Committee and the Board recommend and nominate for election those individuals they deem qualified and capable of serving as directors pursuant to the criteria they have set. Each of the nominees this year meets these standards.

Board Composition

The Board is comprised of individuals with a diverse mix of knowledge, expertise and backgrounds. We have business leaders from industries including banking, science and technology, energy, consumer products and manufacturing as well as those who have excelled in academia and public service. As a group, they complement one another with a desirable mix of competencies and skills necessary to oversee our businesses. Our Board members have dealt widely with the types of issues facing us, including achieving optimal operational and financial performance, managing for growth, meeting regulatory, environmental and safety requirements, overseeing risk management and corporate governance, maintaining an engaged and diverse workforce and adapting to rapidly evolving business conditions.

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Nominees and Election

Committee Membership

Current committee assignments are presented in the following table. From time to time, Committee assignments and chairs are changed to best utilize the talents of our directors. We believe that rotating committee memberships strengthen our directors’ understanding of the challenges we face while bringing greater diversity of perspective and experience to the work of each committee. The last such changes occurred in April 2016. Ongoing committee assignments for all directors are expected to be made at the organizational meeting of the Board following the 2017 Annual Meeting of Stockholders.

	Audit	Corporate Governance	Executive	Finance	Fossil Generation Operations Oversight	Nuclear Generation Operations Oversight	Organization & Compensation
Willie A. Deese		✓					✓
Albert R. Gamper, Jr.	✓		✓	✓			✓
William V. Hickey				Chair	✓	✓	✓
Ralph Izzo			Chair
Shirley Ann Jackson		Chair	✓		✓	✓	✓
David Lilley	✓			✓			Chair
Thomas A. Renyi Lead Director	✓		✓	✓
Hak Cheol (H.C.) Shin	✓	✓			Chair	Chair
Richard J. Swift		✓	✓		✓	✓	✓
Susan Tomasky	Chair	✓
Alfred W. Zollar				✓	✓	✓

During 2016, Albert R. Gamper, Jr., Ralph Izzo, Shirley Ann Jackson and Richard J. Swift also served on the Board of Directors of PSE&G. Mr. Izzo also serves on the Boards of Directors of Power, Energy Holdings and Services.

Stock Ownership

Our Principles require that directors own shares of our Common Stock (including any restricted stock, whether or not vested, any stock units under the Directors’ Equity Plan and any phantom stock under the Directors’ Deferred Compensation Plan) equal to five times the annual cash retainer (currently $95,000) within five years after election to the Board. We believe that this requirement is competitive with market practice. All incumbent directors currently meet this stock ownership level except for Mr. Deese, who joined the Board in 2016. Additional details can be found in the table under Security Ownership of Directors, Management and Certain Beneficial Owners on page 31.

PSEG 2017 Proxy Statement    23

Biographical Information

BIOGRAPHICAL INFORMATION, SKILLS AND QUALIFICATIONS

The table below summarizes the relevant business and biographical information, as well as skills and qualifications, for each of the individuals nominated for election to the Board. Our Board members have diverse backgrounds and experience and possess many varied and valuable skills and qualifications, not all of which are intended to be listed on this matrix.

The Corporate Governance Committee and the Board periodically review the skills and qualifications that they determine are necessary for the proper oversight of the Company by the directors in furtherance of their fiduciary duties. The Committee and the Board remain focused on ensuring that the individual and collective abilities of the directors continue to meet the governance needs of the Company. They are committed to nominating individuals who satisfy the applicable criteria for outstanding service to our Company and who together comprise the appropriate Board membership composition in light of evolving business demands. The Board evaluates the effectiveness of each director in contributing to the Board’s work and the potential of each new nominee.

Skills and Qualifications Willie A. Deese Albert R. Gamper, Jr. William V. Hickey Ralph Izzo Shirley Ann Jackson David Lilley Thomas A. Renyi Hak Cheol (H.C.) Shin Richard J. Swift Susan Tomasky Alfred W. Zollar Accounting/Finance experience is important in overseeing our financial reporting and internal controls to assure transparency and accuracy. Construction/Engineering experience is important in assessing our operations, project development and opportunities for growth. Consumer Products/Product Development experience is important in developing innovative solutions and adapting our business and strategy to meet customer expectations. Corporate Governance experience is important in assuring Board effectiveness and appropriate oversight. Customer Satisfaction & Sales experience is important in understanding the consumer-driven aspect of our business in order to provide outstanding service. Government/Policy/Regulatory experience is important to a heavily regulated entity directly impacted by governmental actions, public policy and economic trends. Industry/Generating Plant Operations experience is important in overseeing the development and implementation of our operating plan and business strategy. Legal experience is important in understanding and evaluating our legal risks and obligations. Management experience is important in overseeing the leadership and performance of our Company’s senior management. Manufacturing experience is important in understanding and assessing the operation of our business, including safety and environmental compliance. Risk Management experience is important in overseeing the risks facing the Company. Science/Scientific Research experience is important to an entity dependent on scientific and engineering expertise. Technology experience is important in assessing the best tools to enhance business operations and customer service.

24    PSEG 2017 Proxy Statement

Biographical Information

WILLIE A. DEESE Age: 61 Director since: 2016 Occupation: Retired EVP-Merck & Co. Inc. ALBERT R. GAMPER, JR. Committees: Corporate Governance Organization & Compensation Age: 75 Director since: 2000 Occupation: Retired CEO-CIT Group Committees: Audit Executive Finance Organization & Compensation

EXPERIENCE

Executive Vice President of Merck & Co. Inc., Kenilworth, New Jersey, which develops, manufactures, and distributes pharmaceuticals, from January 2008 until June 2016; President of Merck Manufacturing Division from 2005 until 2008; Senior Vice President of Global Procurement at Merck from 2004 to 2005. Former Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline, a pharmaceutical company.

Director of CDK Global, Inc. and DENTSPLY International Inc.

SKILLS AND QUALIFICATIONS

Management
Finance
Regulatory
Governance
Manufacturing
Technology

Mr. Deese has significant regulatory, manufacturing and procurement experience from his service as Executive Vice President of Merck & Co., Senior Vice President of Merck Manufacturing Division and Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline.

The Board views Mr. Deese’s background as a leader in a highly regulated industry to be of significant value in light of the many regulatory requirements our Company faces. His experience with manufacturing and technology is valuable to the oversight and cost effectiveness of our operations.

EXPERIENCE

Lead Director from April 2011 to April 2015.

Director of PSE&G.

Chairman of the Board of CIT Group, Inc., Livingston, New Jersey, a commercial insurance company, from July 2004 until December 2004; Chairman of the Board and Chief Executive Officer of CIT Group, Inc. from September 2003 to July 2004; Chairman of the Board, President and Chief Executive Officer from June 2002 to September 2003; President and Chief Executive Officer from February 2002 to June 2002; Chairman of the Board, President and Chief Executive Officer from January 2000 to June 2001; President and Chief Executive Officer from December 1989 to December 1999. President and Chief Executive Officer of Tyco Capital Corporation from June 2001 to February 2002.

Trustee to the Fidelity Group of Funds.

SKILLS AND QUALIFICATIONS

Management
Finance
Governance
Risk Management

Mr. Gamper acquired extensive management experience in financial services as Chairman of the Board, President and Chief Executive Officer of CIT Group, Inc. Moreover, in that role he had ultimate responsibility for financial matters and the overall operations of that company.

The Board values Mr. Gamper’s background considering our capital structure, liquidity needs and need to assess and oversee credit and other risks. He brings perspective and leadership to management and governance oversight.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

PSEG 2017 Proxy Statement    25

Biographical Information

EXPERIENCE

Chairman of the Board of Sealed Air Corporation, Elmwood Park, New Jersey, which manufactures food and specialty protective packaging materials and systems, from March 2013 until May 2013; Chairman of the Board and Chief Executive Officer from September 2012 to February 2013; President and Chief Executive officer from March 2000 to August 2012; President and Chief Operating Officer from December 1996 to February 2000.

Former Director of Sensient Technologies Corporation.

SKILLS AND QUALIFICATIONS

Manufacturing
Consumer Products
Finance
Governance
Management
Technology

Mr. Hickey has a strong industrial and commercial manufacturing background from his service as President and Chief Executive Officer at Sealed Air Corporation. He is also a Certified Public Accountant and, as CEO of Sealed Air Corporation, he had ultimate responsibility for financial matters and overall business performance.

Mr. Hickey’s executive managerial experience with product innovation, development, production and marketing contributes to the Board’s ability to oversee our Company and focus on operational excellence.

EXPERIENCE

Chairman of the Board, President and Chief Executive Officer of PSEG since April 2007.

Chair of the Executive Committee.

Director of PSE&G, Power, Energy Holdings and Services.

President and Chief Operating Officer of PSEG from October 2006 to April 2007; President and Chief Operating Officer of PSE&G from October 2003 to October 2006.

Former Director of Williams Companies, Inc.

SKILLS AND QUALIFICATIONS

Management/Strategic Planning
Finance
Governance
Industry/Operations
Risk Management
Construction/Engineering
Science
Government

During Dr. Izzo’s tenure as our Chairman of the Board, President and CEO, he has developed broad experience in general management, strategic planning, finance and risk management, as well as a thorough understanding of our business operations and the challenges and opportunities of our industry.

Dr. Izzo’s background as a research physicist is of much benefit to a company that deals with many technical and scientific matters. His prior service as an energy and policy analyst at the federal and state levels is a significant asset as we position ourselves as a leader in the energy industry and public policy arena.

WILLIAM V. HICKEY Age: 72 Director since: 2001 Occupation: Retired CEO-Sealed Air Corporation Committees: Finance (Chair) Fossil Nuclear Organization & Compensation RALPH IZZO Age: 59 Director since: 2006 Occupation: CEO-PSEG Committees: Executive (Chair)

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

26    PSEG 2017 Proxy Statement

Biographical Information

EXPERIENCE

President of Rensselaer Polytechnic Institute, Troy, New York, since July 1999.

Director of PSE&G.

Former director of PSEG from 1987 to 1995.

Chair, U.S. Nuclear Regulatory Commission (NRC) from July 1995 to July 1999.

Director of FedEx Corporation, IBM Corporation and Medtronic, Inc.

Former director of NYSE Euronext and Marathon Oil Corporation.

SKILLS AND QUALIFICATIONS

Management
Government
Science
Technology
Finance
Governance

Industry/Operations

Dr. Jackson is a recipient of the National Medal of Science, the highest honor for scientific achievement bestowed by the President of the United States. As a distinguished scientist, Dr. Jackson brings an array of executive, governmental, scientific and academic experience from her years as Chair of the NRC and President of Rensselaer Polytechnic Institute. Her
responsibilities as the head of a major university include financial matters.

We are a heavily regulated business which is very much affected by public policy and scientific developments. Thus, Dr. Jackson’s experience and continued involvement in energy policy, scientific research and development, technology and innovation, security and financial services industry oversight is highly valued by the
Board. Her background as a nuclear physicist and former NRC Chair is important as we have extensive nuclear operations.

EXPERIENCE

Chairman of the Board, President and Chief Executive Officer of Cytec Industries, Inc., Woodland Park, New Jersey, a global specialty chemicals and materials company from
January 1999 until December 2008; President and Chief Executive Officer from May 1998 to January 1999; President and Chief Operating Officer from January 1997 to May 1998.

Director of Rockwell Collins, Inc. and Tesoro Corporation.

Former director of Arch
Chemicals, Inc.

SKILLS AND QUALIFICATIONS

Product Development

Manufacturing

Sales

Finance

Management

Governance

Mr. Lilley has experience in product development, manufacturing and sales, gained from his years as Chairman of the Board, President and Chief Executive Officer at Cytec Industries. In this role he also had ultimate responsibility for financial matters and overall business performance.

Mr. Lilley’s leadership is very important to us in light of the Board’s oversight of our operations and adherence to safety and environmental requirements.

SHIRLEY ANN JACKSON Age: 70 Director since: 2001 Occupation:
President–Rensselaer Polytechnic Institute Committees: Corporate Governance (Chair) Executive Fossil Nuclear Organization & Compensation DAVID LILLEY Age: 70 Director since: 2009 Occupation: Retired CEO-Cytec Industries Committees: Audit
Finance Organization & Compensation (Chair)

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

PSEG 2017 Proxy
Statement    27

Biographical Information

EXPERIENCE

Executive Chairman of The Bank of New York Mellon Corporation, New York, New York, a provider of banking and other financial services to corporations and individuals, from July 2007 until his retirement in August 2008.

Chairman of the Board and Chief Executive Officer of The Bank of New York Company, Inc. and The Bank of New York
from February 1998 to July 2007.

Director of Hartford Financial Services Group, Inc. and Royal Bank of Canada.

SKILLS AND QUALIFICATIONS

Finance

Governance

Management

Customer Satisfaction

Risk Management

Mr. Renyi had a long career with The Bank of New York Mellon and its predecessor, The Bank of New York, where he served as Chairman of the Board and Chief Executive Officer. In that capacity, he had substantial responsibility for the successful implementation of two major mergers. As a result, he brings to us a deep knowledge of finance, as well as significant experience in oversight of the operations of a major enterprise and meeting customer expectations.

The Board
views Mr. Renyi’s background as highly valuable in the oversight of risk management and our continued focus on financial strength, disciplined investment and operational excellence.

EXPERIENCE

Executive Vice President-International Operations, of 3M Company, St. Paul, Minnesota, a diversified technology company, with product lines in consumer and office, healthcare electronics, industrial, graphics, transportation, safety and telecommunications markets, since May 2011.

Executive Vice President-Industrial and
Transportation Business of 3M Company from January 2006 to May 2011; Executive Vice President-Industrial Business from June 2005 to January 2006; Division Vice President-Industrial Adhesives and Tapes Division from July 2003 to June 2005; Division
Vice President-Electronics Markets Materials Division from October 2002 to June 2003; Division Vice President-Superabrasives and Microfinishing Systems Division from March 2001 to October 2002.

SKILLS AND QUALIFICATIONS

Technology

Manufacturing

Consumer Products

Customer Satisfaction

Governance

Management

Finance

Mr. Shin brings diversified experience in the areas of technology, manufacturing, consumer products and customer satisfaction acquired through various senior positions at 3M Company, a company noted for innovation and operational excellence.

Mr. Shin’s skills are important as we seek operational excellence and invest in renewable energy technology, while satisfying customer expectations and maintaining reliability.

THOMAS A. RENYI Age: 71 Director since: 2003 Lead Director
since: April 2015 Occupation: Retired CEO–Bank of New York Mellon Committees: Audit Executive Finance HAK CHEOL (H.C.) SHIN Age: 59 Director since: 2008 Occupation: EVP–International Operations of 3M Company Committees: Audit
Corporate Governance Fossil (Chair) Nuclear (Chair)

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

28    PSEG 2017 Proxy Statement

Biographical Information

EXPERIENCE

Lead Director from February 2010 until April 2011.

Presiding Director from June 2007
until February 2010.

Director of PSE&G.

Former Chairman of the Financial
Accounting Standards Advisory Council from January 2002 to December 2006.

Chairman of the Board, President and Chief Executive Officer of Foster Wheeler, Ltd.,
Clinton, New Jersey, which provides design, engineering, construction, manufacturing, management, plant operations and environmental services, from April 1994 until his retirement in October 2001.

Director of CVS Caremark Corporation, Hubbell Incorporated, Ingersoll-Rand Limited and Kaman Corporation.

SKILLS AND QUALIFICATIONS

Management

Construction/ Engineering

Industry/Operations

Finance

Governance

Manufacturing

Risk Management

Mr. Swift is a licensed professional engineer who brings a strong managerial background in engineering, construction and generating plant operations as CEO at Foster Wheeler, Ltd. Mr. Swift also served as Chairman of the Financial Accounting Standards Advisory Council and brings us finance and risk management experience.

The Board believes that we benefit significantly from Mr. Swift’s experience as we are heavily engaged in similar endeavors in our generation and utility businesses. While CEO at Foster Wheeler, he had ultimate responsibility for financial matters.

EXPERIENCE

President-AEP Transmission of American Electric Power Corporation, Columbus, Ohio, an electric utility holding company with generation, transmission and distribution businesses, from May 2008 to July 2011.

Executive Vice President-Shared Services of American Electric Power Corporation from September 2006 to May 2008; Executive
Vice President and Chief Financial Officer from September 2001 to September 2006; Executive Vice President and General Counsel and Corporate Secretary from July 1998 to September 2001.

Former General Counsel, U.S. Federal Energy Regulatory Commission (FERC), from March 1993 to June 1997.

Lead Director of Tesoro Corporation and Director of Summit Midstream Partners, LP.

SKILLS AND QUALIFICATIONS

Industry/Operations

Management

Finance

Legal

Governance

Government

Risk Management

Ms. Tomasky has broad electric industry executive experience having served in key leadership positions involving transmission operations, services, finance, law and governance at one of the largest utility holding companies in the United States. Her service at the FERC is highly valuable to us as several of our businesses are subject to that agency’s regulation.

The Board views Ms. Tomasky’s background as providing a valuable resource and perspective on utility management, finance, law, risk management and governmental regulation.

RICHARD J. SWIFT Age: 72 Director since: 1994 Occupation:
Retired CEO–Foster Wheeler Committees: Corporate Governance Executive Fossil Nuclear Organization & Compensation SUSAN TOMASKY Age: 64 Director since: 2012 Occupation: Retired President–AEP Transmission of American Electric Power
Corporation Committees: Audit (Chair) Corporate Governance

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

PSEG 2017 Proxy
Statement    29

Biographical Information

EXPERIENCE

Executive Partner, Siris Capital Group, LLC, New York, New York a private equity firm, since February 2014; General Manager-Tivoli Software division of International
Business Machines Corporation (IBM), Armonk, New York, a worldwide information technology and consulting company, from July 2004 to January 2011; General Manager-eServer iSeries from January 2003 to July 2004; President and Chief Executive
Officer-Lotus Software division from January 2000 to 2003; Division General Manager-Network Computer Software division from 1996 to 2000.

Former Director of Chubb
Corporation.

SKILLS AND QUALIFICATIONS

Management

Governance

Technology

Product Development

Customer Satisfaction

Finance

Mr. Zollar brings a wealth of knowledge from his executive
leadership, product development and information technology experience. He has served in various leadership roles, including senior management positions, in every IBM software group division.

The Board believes that Mr. Zollar’s executive and managerial experience in business development and technology greatly contributes to our oversight of operational excellence, customer satisfaction and cybersecurity.

ALFRED W. ZOLLAR Age: 62 Director since: 2012 Occupation:
Retired General Manager-Tivoli Software Division of IBM Committees: Finance Fossil Nuclear

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

30    PSEG 2017 Proxy Statement

Security Ownership

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL
OWNERS

The following table sets forth, as of February 17, 2017, beneficial ownership of our Common Stock by the directors, nominees and currently serving executive officers named in the 2016 Summary Compensation Table. None of these amounts exceeds one percent of our Common Stock outstanding. The table also sets forth, as of such date, beneficial ownership in shares by any person or group known to us to be the beneficial owner of more than five percent of our Common Stock. According to the Schedule 13G filed by the owner with the SEC, these securities were acquired and are held in the ordinary course of business and not for the purpose of changing or influencing the control of the Company.

Name

Owned Shares (#)(1)

Restricted Stock (#)(2)

 Stock Units/   Restricted Stock Units
(#)(3)

Phantom Shares (#)(4)

 Deferred Equity Shares
(#)(5)

Stock Options (#)(6)

  Amount
of Beneficial Ownership of Common Stock (#)

 Percent of Class
(%)

Directors:

Willie A. Deese (7)

-

-

3,006

-

-

-

3,006

<1

Albert R. Gamper, Jr.

9,670

9,600

36,004

27,488

-

-

83,762

<1

William V. Hickey

6,332

9,600

36,004

21,660

-

-

73,596

<1

Shirley Ann Jackson

5,604

9,600

36,004

-

-

-

51,208

<1

David Lilley

-

-

29,387

28,306

-

-

57,693

<1

Thomas A. Renyi

-

8,800

36,004

52,351

-

-

97,155

<1

Hak Cheol (H.C.) Shin

-

-

32,638

-

-

-

32,638

<1

Richard J. Swift

304

14,400

36,004

53,438

-

-

104,146

<1

Susan Tomasky

-

-

17,048

-

-

-

17,048

<1

Alfred W. Zollar

-

-

16,858

-

-

-

16,858

<1

NEOs:

Daniel J. Cregg

16,712

-

10,755

-

20,393

-

47,860

<1

Ralph Izzo

510,722

-

118,717

-

724,213

721,100

2,074,752

<1

Ralph A. LaRossa

24,022

-

25,911

-

99,918

33,000

182,851

<1

William Levis

84,032

-

25,911

-

-

45,500

155,443

<1

Tamara L. Linde

23,479

-

15,983

-

-

-

39,462

<1

  All Directors, NEOs and Executive Officers of the
Company as a Group (17 Persons):

715,524

52,000

491,269

183,243

844,524

799,600

3,086,160

<1

Certain Beneficial Owners:

Blackrock, Inc. (8)

47,422,206

9.40

State Street Corporation (9)

26,762,288

5.29

  Vanguard Group, Inc.
(10)

33,898,006

6.70

(1)
Includes all shares, if any, held directly, in brokerage accounts, under the Thrift and Tax-Deferred Savings Plan (401(k) Plan), Enterprise Direct, ESPP, shares owned jointly by or with a spouse and shares held in a trust or a custodial account. Beneficial ownership is disclaimed as to 360 shares by an executive officer.

(2)
Includes restricted stock granted to directors under the former Stock Plan for Outside Directors.

(3)
Includes vested and unvested restricted stock units granted to executive officers under the LTIP and stock units granted to directors under the Equity Compensation Plan for Outside Directors (Directors Equity Plan),
with no voting rights.

(4)
Includes phantom shares accrued under the Directors’ Deferred Compensation Plan for those individuals who have elected to have the earnings on their deferred payments calculated based upon the performance of our
Common Stock, with no voting rights.

(5)
Includes shares deferred under the Equity Deferral Plan, with no voting rights.

(6)
Stock options granted under the LTIP, all of which are exercisable currently. Unexercised stock options have no voting rights.

(7)
Mr. Deese joined the Board in February 2016.

PSEG 2017 Proxy
Statement    31

Director Compensation

(8)
As reported on Schedule 13G/A filed on January 25, 2017. Address: 55 East 52nd Street, New York, NY 10055.

(9)
As reported on Schedule 13G filed on February 9, 2017. Address: One Lincoln Street, Boston, MA 02111.

(10)
As reported on Schedule 13G/A filed on February 13, 2017. Address: 100 Vanguard Blvd., Malvern, PA 19355.

Section 16(a) Beneficial Ownership Reporting Compliance

The following information is based upon our
review of Forms 3 and 4 filed in, and Forms 5 filed with respect to, 2016, with the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding transactions involving our Common Stock. Messrs. Cregg, Izzo and LaRossa each filed one late report. These reports related to one transaction by Mr. Cregg, eight transactions by Mr. Izzo and seven transactions by Mr. LaRossa. All but one of these involved an initial misinterpretation of the reporting requirements upon distribution to the Rabbi Trust of PSUs and RSUs for which the individual had elected to defer payment pursuant to our Equity Deferral Plan. The remaining transaction, by Mr. Izzo, related to a fund balance transfer of 837 shares within his 401(k) account in our Thrift Plan. Mr. Deese, due to administrative error, filed one late report relating to his initial ownership when elected to the Board, at which time he owned none of our Common Stock. In each case, the required reports were made upon discovery of the missed filings.

DIRECTOR COMPENSATION TABLE

The table below reports 2016 compensation to directors (except Mr. Izzo, as explained under Director Compensation).

 Fees Earned or Paid in Cash
($)(1)

Stock Awards ($)(2)

Option Awards ($)

Non-Equity Incentive Plan Compensation ($)

 Change in Pension Value and Nonqualified
 Deferred   Compensation   Earnings
($)

  All
Other   Compensation
($)(3)

Total ($)

Willie A. Deese

108,195

135,001

243,196

Albert R. Gamper, Jr.

156,667

135,001

291,668

William V. Hickey

147,500

135,001

150

282,651

Shirley Ann Jackson

163,333

135,001

298,334

David Lilley

153,333

135,001

150

288,484

Thomas A. Renyi

176,500

135,001

150

311,651

Hak Cheol (H.C.) Shin

146,667

135,001

281,668

Richard J. Swift

163,332

135,001

150

298,483

Susan Tomasky

126,667

135,001

150

261,818

Alfred W. Zollar

151,041

135,001

286,042

(1)
Includes all meeting fees, chair/committee retainer fees and the annual retainer as described below. Includes the following amounts deferred pursuant to the Directors’ Deferred Compensation Plan, described below, reflects active time served in a particular position throughout the year.

Gamper ($)

Hickey ($)

Jackson ($)

Lilley ($)

Renyi ($)

Shin ($)

Swift ($)

Tomasky ($)

Zollar ($)

-

147,500

163,333

153,333

176,500

146,667

-

-

-

(2)
For each, the grant date fair value of the award on May 1, 2016, equated to 2,924 stock units, rounded up to the nearest whole share, based on the then current market price of the Common Stock of $46.17. In addition, each individual’s account is credited with additional stock units on the quarterly dividend dates at the then current dividend rate.

The following table shows outstanding stock units granted under the Directors’ Equity Plan and restricted stock granted under the prior Stock Plan for Outside Directors, as of December 31, 2016:

Deese (#)

Gamper (#)

Hickey (#)

Jackson (#)

Lilley (#)

Renyi (#)

Shin (#)

Swift (#)

Tomasky (#)

Zollar (#)

Stock Units

3,006

36,004

36,004

36,004

29,387

36,004

32,638

36,004

17,048

16,858

Restricted Stock

-

9,600

9,600

9,600

-

8,800

-

14,400

-

-

(3)
Consists of charitable contributions made by us on behalf of each individual.

32    PSEG 2017 Proxy Statement

Director Compensation

Director Compensation

Director Fees

A director who is an
employee of a PSEG Company receives no additional compensation for services as a director. Mr. Izzo receives no compensation as a director. His compensation as an employee is shown in this Proxy Statement in the executive compensation tables and CD&A. Periodically, CAP assesses the competitiveness of director compensation for the Corporate Governance Committee.

Directors are compensated in
accordance with the schedule below. All amounts are paid in cash, except the equity grant, which is paid in Common Stock units equal to the amount shown. All payments to the Chairs and Committee members, as indicated, are per assignment and incremental to the annual retainer and equity grant. Following a review of peer company market data conducted by CAP, the fee schedule was revised effective for May 1, 2016, to be competitive with our peers.

     Fee Schedule(2016)
($)

     Fee Schedule(2015)
($)

Annual Retainer

95,000

85,000

Annual Equity Grant

135,000

120,000

Lead Director

40,000

30,000

Committee Chair: Audit; O&CC

30,000

30,000

Committee Chair: Corporate Governance; Finance

25,000

12,500

Committee Chair: Fossil Generation; Nuclear Generation

12,500

12,500

Committee Member: Audit

20,000

12,500

Committee Member: Corporate Governance; Executive; Finance; O&CC

20,000

7,500

Committee Member: Fossil Generation; Nuclear Generation

10,000

7,500

Directors’ Equity Plan

The Directors’ Equity Plan is a deferred compensation plan and, under its terms, each outside director is granted an award of “stock units” each
May 1st (in an amount determined from time-to-time by the Board) which is recorded in a bookkeeping account in his/her name and accrues credits equivalent to the dividends on shares of our Common Stock. If a director fails to remain a member of the Board (other than on account of disability or death) until the earlier of the succeeding April 30th or the next Annual Meeting of Stockholders, the award for that year will be prorated to reflect actual service. Distributions under the Directors’ Equity Plan are made in shares of our Common Stock after the director terminates service on the Board in accordance with distribution elections made by him/her, which may be either in a lump-sum payment or, with respect to grants made prior to 2012, in annual payments over a period of up to ten years.

Under the Directors’ Equity Plan, with respect to grants made beginning in 2012, directors may elect to commence distribution of a particular year’s deferrals either upon termination of service or after a specified number of years thereafter. A director may elect to receive distribution of such deferrals in the form of a lump-sum payment, or annual installments over a period of three to fifteen years. Distribution elections must be made prior to the date that the services giving rise to the awards are performed.

Shares granted
under the prior Stock Plan for Outside Directors are subject to forfeiture if a director leaves service prior to age 72, except after a change-in-control or if waived by non-participating directors.

Directors’ Deferred Compensation Plan

Under the Directors’ Deferred Compensation Plan, directors may elect to defer any portion of their cash retainer by making appropriate elections in the calendar year prior to the year in which the services giving rise to such compensation being deferred is rendered. At the same time he/she elects to defer such compensation, the participant must make an election as to the timing and the form of distribution from his/her Directors’ Deferred Compensation Plan account. Distributions are made in cash or, at the election of the participant in the case of amounts credited with earnings by reference to the performance of our Common Stock, in shares of
Common Stock.

For amounts deferred prior to 2012, distributions may commence (a) on the thirtieth day after the date he/she terminates service as a director or, in the alternative, (b) on January 15th of any calendar year following termination of service elected by him/her, but

PSEG 2017 Proxy
Statement    33

Director Compensation

in any event no later than the later of (i) January of the year following the year of his/her 71st birthday or (ii) January following termination of service. Participants may elect to receive the distribution of their Directors’ Deferred Compensation account in the form of one lump-sum payment, or annual distributions over a period selected by the participant, up to ten years.

With respect to compensation deferred beginning in 2012, directors may elect to commence distribution of a particular year’s deferrals, either (a) within 30 days of termination of service, or (b) a specified number of years following termination of service. They may elect to receive distribution of such deferrals in the form of a lump-sum payment, or annual installments over a period of three to fifteen years.

Participants may make changes of distribution elections on a prospective basis. Participants may also make changes of distribution elections with respect to prior deferred compensation as long as any such new distribution election is made at least one year prior to the date that the commencement of the distribution would otherwise have occurred and the revised commencement date is at least five years later than the date that the commencement of the distribution would otherwise have occurred.

Investments

Participants may choose to
have amounts deferred under the Directors’ Deferred Compensation Plan credited with earnings based on (i) the performance of one or more of pre-mixed lifestyle investment portfolio funds,
(ii) at the rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate, or (iii) by reference to the performance of our Common Stock, in such percentages designated by the participant. These are the same investment options offered under our 401(k) plan to employees (except the Schwab Personal Choice Retirement Account). A participant who fails to provide a designation will accrue earnings on his/her account at the rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate. A participant may change fund selection daily, except for the Common Stock Fund, for which selection may be made only prior to deferral.

The one-year rates of return as of December 31, 2016 for the offered funds as computed by the recordkeeper for the
Directors’ Deferred Compensation Plan were as follows:

Rates of Return

Pre-Mixed Portfolios

Target Retirement Funds

Conservative Portfolio

5.78
%

Target Retirement Income

5.18
%

Moderate Portfolio

7.13
%

Target Retirement 2010

5.22
%

Aggressive Portfolio

9.25
%

Target Retirement 2015

6.18
%

Funds

Target Retirement 2020

6.95
%

Stable Value

2.02
%

Target Retirement 2025

7.44
%

Diversified Bond

2.56
%

Target Retirement 2030

7.86
%

Fidelity Intermediate Bond

2.75
%

Target Retirement 2035

8.30
%

Large Company Stock Index

11.88
%

Target Retirement 2040

8.72
%

Mid-Cap Index

11.17
%

Target Retirement 2045

8.84
%

Institutional Developed Markets Index

2.43
%

Target Retirement 2050

8.88
%

Small-Cap Index

18.25
%

Target Retirement 2055

8.90
%

Primary Money Market

0.39
%

Target Retirement 2060

8.88
%

Enterprise Common Stock

17.88
%

Other

Prime Plus 1/2%

2.66
%

34    PSEG 2017 Proxy Statement

Executive Compensation

As required by Section 14A of the Exchange Act, we are providing you with an opportunity to cast an advisory vote on our executive compensation programs as described in this Proxy Statement. This is commonly referred to as “say-on-pay.” We plan to do this each year, in accordance with the applicable rules of the SEC.

This vote is advisory and, thus, it is non-binding on us and the Board. However, management, the O&CC and the Board intend to carefully review the voting results and take them into consideration when making future decisions regarding our executive compensation. In accordance with applicable SEC requirements, we will disclose to you in our future proxy statements how our compensation policies and decisions have taken into account the results of the most recent stockholder advisory vote on our executive compensation. As required, this year we also are asking you to vote (see
Proposal 3) on the frequency of the “say-on-pay” vote. We believe that the advisory say-on-pay vote should be submitted to you annually.

We have disclosed in this Proxy
Statement an overview of the philosophy and elements of our executive compensation program, as well as the details of the individual compensation paid or awarded to each of our NEOs and our process for making those determinations. We have provided below the Report of our O&CC, the CD&A and the compensation tables. In our CD&A, we have explained the reasons supporting our executive pay decisions as reported in the various tables and accompanying narrative included in this Proxy
Statement. We have summarized the highlights in our CD&A Executive Summary.

We believe our executive compensation is reasonable and appropriate, reflecting market conditions. We are asking you to indicate your support of our executive compensation program as described in this Proxy Statement. This vote is not intended to address any specific item of compensation or any specific individual. Rather, it is an indication of your agreement with the overall philosophy, policies, practices and compensation of our executive officers as described in this Proxy Statement. Accordingly, as recommended by the Board, we ask for you to vote in favor of the following resolution:

Resolved, that the stockholders hereby approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the applicable rules of the SEC, including the CD&A, compensation tables and narrative discussion.

Vote required: We will tally the votes cast in person or by proxy, excluding abstentions and shares withheld or for which no instructions are given.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION IN THIS PROPOSAL.

PSEG 2017 Proxy
Statement    35

CD&A Executive Summary

CD&A EXECUTIVE SUMMARY

Say-On-Pay

We provide our stockholders with an annual opportunity to cast an advisory
“say-on-pay” vote. We believe that this voting opportunity can give us valuable insights into our stockholders’ views on our compensation programs.
At the 2016 Annual Meeting, our stockholders voted approximately 91% in favor of our say-on-pay proposal, demonstrating their concurrence that our programs reflect our strong pay for performance philosophy.

      91%
of stockholders voted in favor of 2016 say-on-pay proposal

 We strongly encourage investor feedback and will continue to review and make changes to our executive compensation program in recognition of investor concerns, evolving trends and best practices.

We were gratified by this say-on-pay result and believe
this demonstrated strong support for our executive compensation policies and practices and our approach to aligning pay and performance. In furtherance of our pay for performance philosophy, we continuously review and make changes to our executive compensation program in recognition of investor concerns, evolving trends and best practices. We annually review and adjust, as necessary, the compensation of our executives in light of their performance, their role in our management, our business results and our financial condition. Based on this review, we made individual determinations about the compensation of our CEO and the other NEOs, as discussed below. In response to comments expressed by stockholders during our engagement process, we made changes to our program for 2017 to further increase the weighting of PSUs compared to RSUs granted under our LTIP, to enhance the emphasis on performance.

Executive Compensation Philosophy – Pay Mix and Peer Group

Our executive compensation program is designed to closely link pay and performance and align the interests of our executives with stockholders. We are focused on connecting executive compensation design with corporate strategy and results. We have structured our program to tie executive compensation to the successful execution of our strategic plans, meeting our financial and operational goals and delivery of strong returns while balancing the interests of our multiple stakeholders, which include our stockholders, the customers we serve, our employees and the communities in which we operate.

Our pay for performance structure translates into higher compensation in years of strong performance and stockholder returns and lower compensation when performance is not as strong. We provide a peer-competitive compensation package to attract and retain exceptional executive talent needed for long-term success, with incentives for our executives to achieve outstanding individual performance and business results. Our senior management team, led by our NEOs, continues to provide strategic and tactical leadership as we focus on operational excellence, financial strength, continuous improvement and disciplined investment.

The O&CC annually reviews and evaluates the philosophy, objectives, design and effectiveness of our compensation program, including the performance of the NEOs. The O&CC maintains the flexibility to make decisions about the program and actual compensation levels and awards based on achievement of our business objectives and relevant circumstances affecting our Company. In addition to the established performance measures, these may include economic, market and competitive conditions, regulatory and legal requirements, internal pay equity considerations and peer group or market best practices. The O&CC and the entire Board seek to align strong pay for performance with long-term shareholder value creation without encouraging excessive risk taking. Our directors are committed to acting in the best interest of stockholders as responsible stewards overseeing our executive compensation program.

Our commitment to employee accountability and the importance of integrity and ethical behavior on the part of all employees are reflected in our company values and embedded throughout our compensation philosophy and programs.

36    PSEG 2017 Proxy Statement

CD&A Executive Summary

Components of Compensation

Base Salary

•

Is reviewed annually and determined based on position responsibilities, individual experience, performance, internal equity and the competitive market for the position.

Annual Cash Incentive

•

Under our SMICP for 2016 there is a potential maximum opportunity of 200% of target with exceptional business and individual performance. Actual payment is determined by the achievement of key financial and operating goals (at the individual, business unit and corporate level) using multiple performance measures, with a strong emphasis on EPS (as adjusted, for example, to exclude certain non-recurring items) for the corporate factor. The O&CC exercises overall judgment.

Equity-Based Incentive Awards

•

For 2016 under our LTIP, these consist of PSUs (60%; 64% for the CEO), and RSUs (40%; 36% for the CEO), with payout of PSUs, if any, based on our ROIC vs. plan and peers and TSR vs. peers. LTIP PSU payouts may be zero and are capped at 200% of target. The value of RSUs, which cliff vest after three years, is dependent on the market price of our Common Stock.

•

Effective for 2017, we made the following changes to our LTIP:

•

Increased the weight of PSUs to 70% and decreased the weight of RSUs to 30% for all of our NEOs.

•

Removed ROIC vs. plan as a financial metric for PSUs; relative TSR and relative ROIC are now weighted equally (i.e., 50% each).

Retirement and Post-Employment Benefits

•

Are comparable to those of companies with whom we compete for executive talent.

We benchmark executive compensation, including that of the NEOs, to a peer group of companies in our industry. To most effectively evaluate executive compensation, we believe that an analysis of the “pay mix” and target Total Direct Compensation (base salary plus target annual incentive and target long-term incentive) is a better measure for evaluating executive compensation as opposed to focusing on each of the elements individually.

Competitive Pay Positioning

•

We target Total Direct Compensation at the median of the industry peer group within a range that recognizes differences in roles, performance, job scope, experience and volatility of market data from year to year.

•

We consider a range of +/-20% in relation to a comparable position to be within the competitive benchmark median, while taking into consideration that an executive new to a role may be outside this range.

•

We strive to migrate the executive new in the position to median as he/she gains experience in the role.

•

In determining the mix of the elements of target Total Direct Compensation, we exercise judgment, using the competitive analysis as a general guideline.

•

The overwhelming amount of our CEO’s and NEOs’ compensation is performance-based and tied to stockholders’ interests rather than to base salary.

•

For 2016, the target percentage of incentive compensation, both annual and long-term, constituted 86% of target Total Direct Compensation for our CEO and 71% for our other NEOs as a group.

PSEG 2017 Proxy
Statement    37

CD&A Executive Summary

Executive Compensation Practices

The table below highlights our 2016 executive compensation practices. The left column outlines the practices we believe are conducive to encouraging sound performance by our senior executives and good governance. The right column describes those practices that we have chosen not to implement because we do not believe they further our stockholders’ long-term interests.

WHAT WE DO

 WHAT WE DON’T DO

Pay for Performance. We closely align pay and performance, as a significant portion of target total direct compensation is pay at-risk. The O&CC validates this alignment annually and ensures performance-based compensation comprises a significant portion of executive compensation.

×

      No Excessive Perks. We do not provide perquisites except in cases where there is a compelling business reason nor do we provide gross-ups except in limited cases for relocation.

Stretch Performance Goals. We establish clear and
measureable goals and targets in the beginning of the performance period and hold our executives accountable for achieving specified levels to earn a payout under our incentive plans. Performance goals are linked to operating priorities designed to create long-term shareholder value. PSUs emphasize relative performances to link above-target payouts to when we outperform peers.

×

No Guaranteed Annual Salary Increases, No Target Adjustments
and Limited Guaranteed Bonuses. For senior executives, annual salary increases are based on evaluations of individual performance and the competitive market. We do not adjust annual or long-term incentive plan targets. In addition, we do not provide guarantees on bonus payouts, only on an as-needed basis for recruitment purposes.

      Competitive Pay. We position target pay competitively around market median and require strong performance to deliver pay above these levels.

×

      No Above Market Pay. We do not pay above-market target total direct compensation outside of our benchmarked competitive range.

Double Trigger in the Event of a Change-in-Control. We have double trigger vesting on equity and severance for change-in-control; executives will not receive cash severance nor will equity vest in the event of a change-in-control unless accompanied by qualifying termination of employment.

×

No Excise Tax Gross Ups. We do not provide gross-ups for excise taxes upon a change-in-control. Taxes are our NEOs responsibility.

      Maximum Payout Caps for Incentive Plans. Annual cash incentive and PSU payouts are capped.

×

      No Incenting of Short-Term Results to the Detriment of Long-Term Goals and
Results. NEOs pay mix is heavily weighted towards long-term incentives.

Clawback Practice. Broad policy that allows for recoupment
of all incentive compensation for any financial restatement, or incentive pay recalculation due to misconduct or material violations of standards of integrity.

×

      No Excessive Risks. Our compensation practices are
appropriately structured and avoid incenting employees to engage in excessive risk taking.

      Uniform Retirement Formulas. Our qualified plan retirement formulas are the same for the executives as for all other non-union employees covered under the same qualified plans.

×

      No Additional Service Credit. We no longer offer any additional retirement service credit for pension calculation to executives and have not in several years.

Robust Stock Ownership and Retention Requirements. We
require executives to hold meaningful amounts of stock and require them to hold 100% of net shares until ownership requirement is met. Once the ownership levels are met, NEOs must retain 25% of proceeds from equity awards until retirement.

×

      No Hedging or Pledging. We do not allow hedging or
pledging of our stock by executives.

      Independent Compensation Consultant. The O&CC engages an independent compensation consultant to review the executive compensation programs and practices.

×

      No Compensation Consultant Conflicts. The consultant does no other work for us and has no conflicts of interest and works directly for the Board.

      Stockholder Engagement. We solicit feedback from investors on our compensation program.

×

      No Unearned Dividend Paid. We do not pay accrued dividend
equivalents on performance share units or unvested restricted stock units until the underlying awards are distributed.

      Severance Provisions. Provide
reasonable, market-competitive post-employment and change-in-control provisions.

×

      No Repricing or Exchange of Underwater
Stock Options. We do not reprice or buy out options, without stockholder approval.

2016 PSEG Performance Highlights

Our long-range strategy, with its emphasis on business fundamentals, is designed to deliver shareholder value. Over the past few years, we have altered our business mix to reflect a higher percentage of earnings contributions by PSE&G. During 2016, our Net Income decreased due primarily to charges related to the early retirement of our Hudson and Mercer coal/gas units, mark-to-market losses in 2016 as compared to gains in 2015, lower volumes of electricity and gas sold at lower average realized sales prices, lower capacity and operating revenues, storm insurance recoveries received primarily by Power in 2015 related to Superstorm Sandy, and charges in 2016 related to investments in certain leveraged leases at Energy Holdings. These decreases were partially offset by higher transmission revenues, lower generation costs and higher costs incurred at Power for planned outages in 2015 and higher management fee revenues at PSEG LI pursuant to its contract with LIPA.

38    PSEG 2017 Proxy Statement

CD&A Executive Summary

During 2016, we maintained a strong balance sheet. We continued to effectively deploy capital without the need for additional equity, while our solid credit ratings aided our ability to access capital and credit markets. The greater emphasis on capital spending for projects on which we receive contemporaneous returns at PSE&G, our regulated utility, in recent years has yielded strong results which when combined with the cash flow generated by Power, our merchant generator and power marketer, has allowed us to increase our dividend. These actions to transition our business to meet market conditions and investor expectations reflect our multi-year, long-term approach to managing our company. Our focus has been to invest capital in transmission and distribution and other infrastructure projects aimed at maintaining service reliability to our customers and bolstering our system resiliency. At Power, our merchant generator and power marketer, we strive to improve performance and reduce costs in order to enhance the value of our generation fleet in light of low gas prices, environmental considerations and competitive market forces that reward efficiency and reliability.

On February 21, 2017, the Board declared a quarterly Common Stock dividend for the first quarter of 2017 of $0.43 per share, an increase of $0.02 per outstanding share of the Company’s Common Stock, or 4.9%. The increase in the quarterly dividend brings the indicative annual dividend rate to $1.72 per share, and represents the sixth consecutive annual increase in the dividend rate and thirteenth increase in the past fourteen years. The increase is supported by our business mix and strong balance sheet which are expected to support consistent and sustainable growth in the dividend. The declaration and payment of future dividends to holders of our Common Stock will be at the discretion of the Board of Directors and will depend upon many factors, including our financial condition, earnings, capital requirements of our businesses, alternate investment opportunities, legal requirements, regulatory constraints, industry practice and other factors that the Board of Directors deems relevant. We continue to maintain solid investment grade credit ratings. Financial highlights are included in the Executive Summary to this Proxy Statement on page 3 above. You can find a more comprehensive discussion of our 2016 business and financial performance in our Form
10-K.

Pay for Performance

We focus on operational excellence, financial strength and disciplined investment to achieve growth while managing risk. Our strategy has been to deliver long-term value to our shareholders as we confront market pressures and regulatory uncertainty. We strive to set stretch goals. Recognizing that our business is highly sensitive to factors outside our control, including energy prices and weather, in some years our goals in the SMICP annual incentive may be below the prior year’s results. However, our 2017 PSU awards now comprise 70% of our LTIP equity program and are based entirely on relative performance vs. peers to ensure we only payout above target when we outperform peers. We have emphasized utility growth and mitigation of merchant generation risk while operating in a cost-efficient manner. We have aligned our compensation structure with the performance results we expect our executives to attain in carrying out this strategy.

The charts below compare the relative contributions to earnings of PSE&G and Power over the past five years and show our steady earnings and consistent dividend growth in those years. We believe that these graphs demonstrate the value to stockholders of the successful implementation of our business strategy under the direction of our NEOs. This impact on our earnings is reflected in the realized pay of our NEOs, since our executive compensation program links incentive payouts to earnings measures over multiple time frames. In determining performance-based payouts, we excluded from the calculation of EPS from
Continuing Operations under the 2016 SMICP annual incentive and from the calculation of ROIC vs. internal goals for the 2014 PSU awards under the LTIP long-term incentive, the impact of closing the Hudson and Mercer coal/gas units and charges related to certain Energy Holdings’ leveraged leases. See Appendix A on page 82 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings.

PSEG 2017 Proxy
Statement    39

CD&A Executive Summary

Note that Net Income is equal to Income From Continuing Operations for all years presented.

The 2016 compensation paid to our NEOs reflects strong pay for performance alignment:

•

SMICP payouts reflect 2016 performance results, heavily weighted towards adjusted earnings; and

•

LTIP PSU payouts reflect prior three-year performance period results for ROIC vs. plan and relative TSR for 2014 and 2015, with relative ROIC added to the metrics for 2016.

We show below the actual payouts compared to target:

2016

2015

2014

CEO SMICP Payout

97
%

139
%

124
%

Average other NEO SMICP Payout

95
%

138
%

129
%

PSU Payout

173
%

140
%

121
%

40    PSEG 2017 Proxy Statement

CD&A Executive Summary

Strategic Long-Term Management Focus

The analytical judgment and operational and managerial abilities that we expect of our senior executives are critical factors in positioning us for the future. Their performance in improving our operating efficiencies, actively influencing legislative and regulatory policies and adjusting our business mix by shifting investment to best take advantage of emerging opportunities for growth, particularly in connection with utility rate-regulated returns, have led to the accomplishments noted in Pay for Performance. While these activities are not easily measured over the short-term by reference solely to current EPS and stock price in comparison to the levels in the recent past, the ability of our management team to address these challenges successfully are vital skills on which we place significant value in setting total compensation for our NEOs. We believe that our performance-based compensation programs have and will continue to deliver the appropriate compensation based on our results relative to both our business plan and our peers, helping us manage through an evolving business environment. As a result of the continued
focus on operational excellence, financial strength, continuous improvement and disciplined investment, the O&CC believes that our management team has effectively responded to challenging conditions.

Stockholder Engagement and Transparent Disclosure

We have a long-standing practice of engaging in constructive dialogue with our stockholders on various matters of interest to them, including corporate governance, executive compensation, business performance and strategy, risk management and sustainability. We do this by meeting periodically with our major stockholders and groups of investors at conferences and elsewhere as well as by regular written communications.

These interactions help us to understand our investors’ needs and concerns and provide us with valuable insights. We strive to build and maintain long-term relationships based on mutual trust and respect. In recent years, we have enhanced both our visibility and our efforts with regard to matters of executive compensation and corporate governance to keep pace with evolving investor priorities and expectations.

Engagement and Responsiveness

•  The O&CC, with input from
the independent compensation consultant, considered the 2016 say-on-pay vote result, investor input and current market practices as it evaluated whether any further changes to our executive compensation program were warranted.

  •  We noted the slight decline in
say-on-pay voting results compared to the last few years and expanded our efforts to reach out to particular stockholders to understand why they voted as they did.

•  As a result, a specific action
we took was to increase the PSU/RSU split in LTIP awards to 70%/30% for our NEOs, effective in 2017, in light of an often communicated stockholder preference for at least 65% of long-term incentive to be more performance contingent and less dependent on time-based grants.

•  Also, effective for 2017
awards, we will be determining PSU payouts based equally on ROIC vs. peers and TSR vs. peers, eliminating ROIC vs. plan, in response to stockholder preference for the incentive to be measured more by relative performance compared to peers.

•  We also adjusted compensation
for our recently promoted NEOs as they gained experience in their roles, as a result of which the multiple of CEO to NEO pay is more in line with the expectations expressed by a number of stockholders.

  •  We further enhanced and
clarified our disclosures and explanations of our practices and actions.

•  We carefully considered concerns voiced to us about our combined role of CEO and Chairman of the Board, but continue to believe that it is the appropriate organizational and governance structure for us.

PSEG 2017 Proxy
Statement    41

CD&A Executive Summary

We strive to be clear and transparent in the information we provide to investors in our Proxy Statement, Form 10-K and other reports filed with the SEC and in our investor communications. We believe our executive compensation disclosure addresses the issues considered most important to, and provides the useful information desired by, our stockholders, as evidenced by the feedback we receive at our meetings throughout the year. We always welcome stockholders’ comments and suggestions and will continue to consider the outcome of the say-on-pay vote when making future compensation decisions regarding our NEOs.

Through our engagement and transparency we aim to ensure that our management and Board consider and that our business and practices continue to evolve and reflect the insights and perspectives of our stockholders. We also benchmark best practices against industry and recognized leaders. Accordingly, in recent years, we enhanced our proxy statement disclosure in both content and presentation format. Notably, we adopted proxy access in recognition of the value placed on it by so many of our investors.

Key O&CC Actions

The O&CC monitors trends and developments in the market, with the assistance of CAP, as they relate to executive compensation. The O&CC uses this information as an input as it makes decisions on executive compensation throughout the year. In 2016, the O&CC considered recommendations from CAP and management with regard to compensation design and effectiveness and reviewed competitive practices within our peer group and broader market. Based on the reviews and analyses undertaken by the O&CC, we made several changes to our programs for 2016 and 2017 as noted below. The O&CC considered the strong stockholder reinforcement of our compensation philosophy and program in determining to continue with our consistent results-oriented pay for performance approach. For 2016 and 2017, the O&CC took the following actions related to executive compensation:

•

Analyzed pay for performance by comparing our one-year and three-year financial results with the compensation of our CEO and NEOs and found them to be appropriately aligned;

•

Reviewed our total share usage and “burn rate” for the LTIP relative to the peer panel and found these levels relatively low compared to peers;

•

Approved payouts under the SMICP and LTIP based on its assessment of CEO, NEOs and Company performance relative to pre-established goals for the period ending 2016 measured substantially on adjusted EPS, ROIC vs. plan and relative TSR and ROIC;

•

Approved incentive compensation goals with a significant degree of difficulty;

•

Modified the peer group to remove a peer that is no longer publicly traded and added a company for 2017;

•

Approved salary increases for NEOs, to reflect performance and achieve desired positioning vs. the market;

•

Increased the weighting of the PSUs in relation to RSUs that make up the CEO’s long-term incentive under our LTIP to enhance the performance orientation of the CEO’s package as a part of an overall review of his pay package;

•

Effective for 2017, further increased the weighting of the PSUs in relation to RSUs for the CEO and all NEOs to 70% and removed ROIC vs plan as a PSU metric, with relative ROIC and relative TSR to be weighted equally in determining PSU payouts;

•

Effective for 2017 under our SMICP, replaced EPS from continuing operations (GAAP) with operating EPS (non-GAAP) as the corporate payout factor and, for Power, replaced operating earnings with adjusted EBITDA (non-GAAP), as we believe that these metrics better reflect operational performance;

•

Revised our Key Executive Severance Plan to expand the definition of termination for cause for certain violations of our behavioral and value expectations for executives; and

•

Reconfirmed that our compensation programs do not create a potential incentive for individuals to take excessive risks.

42    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Executive compensation is governed under the direction and authority of the O&CC. The O&CC is made up of directors who are independent under NYSE rules and our requirements for independent directors. The O&CC receives advice from its independent compensation consultant, CAP, which provides only compensation consulting services to the Board and not to management.

Our CD&A describes our executive compensation program, including 2016 total compensation for our named executive officers (NEOs), who are listed below. The CD&A explains our:

•

Compensation Philosophy;

•

Elements of Executive Compensation; and

•

Executive Compensation Governance Features and Controls.

2016 NEOs

•

Ralph Izzo, Chairman of the Board, President and Chief Executive Officer (CEO)

•

Daniel J. Cregg, Executive Vice President (EVP) and Chief Financial Officer (CFO)

•

Ralph A. LaRossa, President and Chief Operating Officer (COO) of our subsidiary, PSE&G and Chairman of the Board of our subsidiary, PSEG LI

•

William Levis, President and COO of our subsidiary, Power(1)

•

Tamara L. Linde, EVP and General Counsel

(1)

On December 21, 2016, Mr. Levis announced his retirement effective during the third quarter of 2017.

We have designed this CD&A to be forthcoming and transparent in demonstrating that our executive compensation program is based on well-established principles thoughtfully carried out under the oversight of the O&CC for the long-term benefit of our stockholders. We describe in detail:

•

The mix of salary, cash incentive compensation and equity incentive compensation;

•

The criteria used for target pay positioning;

•

The reasons for selecting particular companies as peers for benchmarking compensation;

•

The manner in which equity awards are determined;

•

The weighting of performance measures used to calculate compensation;

•

The rationale for severance and change-in-control arrangements; and

•

The governance features and controls we use.

In the CD&A Executive Summary above, we specifically address those areas which we believe are of utmost interest to our stockholders. A complete reading of the CD&A provides a more thorough description of our compensation program and explanation of our recent activities. In the Executive Summary we provide:

•

Executive compensation philosophy and practices;

•

Material elements of our executive compensation program, including key actions and program changes;

•

Results of our 2016 say-on-pay vote and shareholder engagement; and

•

Pay for performance alignment.

PSEG 2017 Proxy
Statement    43

Compensation Discussion and Analysis

Compensation Philosophy

Pay for Performance

We believe it is
important to link pay with performance and long-term stockholder value. We utilize compensation to further align the interests of our executives with those of our stockholders as well as other stakeholders. However, we believe that it is crucial to our stockholders’ long-term interests that we not measure performance too narrowly on merely a single year’s results. Our compensation programs are designed to reward for performance over varying time horizons with our incentives linked to successful implementation of our corporate strategic objectives.

Our SMICP focuses on financial and operating performance over a one-year period while our LTIP is focused on multi-year performance. Similarly, the goals of individual NEOs, including our CEO, place a high value on strategic initiatives, long-range planning and operational excellence which drive value and ensure we meet our responsibilities as a public utility. While the impact of this approach may not necessarily be seen in any single year, over time the actual value of compensation, especially equity grants, reflect our Company’s performance and the O&CC, with the assistance of CAP, reviews this alignment each year.

Our ability to effectively compete and reliably serve
our customers, while adjusting to evolving industry and market factors is to a great degree dependent on our ability to appropriately attract, retain and reward exceptional talent, including our senior executives. When we establish performance targets, we consider internal and external factors and set stretch goals to reflect an appropriate degree of difficulty. Our incentive compensation payouts are determined based on financial measures that align CEO and NEO compensation with stockholder interests, as EPS, TSR and ROIC are used in calculating the amounts.

Although these are important components for evaluating pay for performance, we do not believe it is particularly meaningful to merely compare EPS or Common Stock price at year-end with CEO and NEO reported compensation. For example, a meaningful pay for performance analysis entails more than a simple comparison of year-end quantitative measures such as TSR to compensation as reported. Among other things, the reported compensation, in particular the equity compensation shown in the tables in the Proxy Statement, is based on an accounting valuation. These could differ significantly from what is ultimately earned by the executives depending on actual results of the performance measures and the value of equity awards at the time they are earned, if at all.

Each year, the O&CC, with the assistance of CAP, considers the pay for performance relationship not just from a target pay perspective, but also considering the actual realizable pay, which reflects our stock price performance, as noted above in the discussion of pay for performance in the CD&A Executive Summary.

If you would like additional information about our 2016 performance, including our financial statements and a more complete description of our business, please see our
Form 10-K.

Peer Comparison and Benchmarking

As part of our pay for performance review during 2016, the O&CC considered relative financial performance data comparing us to those companies in our peer group for whom data was available, as discussed further below. With the assistance of CAP, we analyzed key performance metrics and compensation for 2015, the most recent year for which data was available. Included in the metrics were operating income margin,
EPS growth, return on capital and relative TSR. The total cash compensation included base salary and SMICP and the total direct compensation included those two items plus the grant date fair value of LTIP awards, all of which are reported in our
Summary Compensation Table. These performance metrics were broader than the measures we use in determining award payouts under the SMICP and LTIP in order to provide a more holistic view of overall company performance.

Viewing performance in this broad context, we believe the total compensation paid to senior executives and as structured for future payouts achieves the desired results.
Our delivered performance in 2016, relative to the degree of difficulty, was aligned with our pre-set goals and our business plan. We believe that our financial results reflect the current industry and Company circumstances as well as the continued focus of our CEO and NEOs on strategic responses and operational efficiencies to optimize earnings and returns while positioning us for continued success. In evaluating the compensation of the NEOs and in particular the CEO, we assessed the amount relative to the performance delivered and continue to conclude the two are aligned.

44    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

How We Choose Peers

Attracting and retaining top talent requires paying competitive compensation. We evaluate and set executive compensation to be competitive within an identified peer group which was developed to reflect similarly-sized energy companies with comparable businesses and, in particular, including those with a similar mix of regulated and integrated utilities and merchant generation operations. In doing so, we considered our peers’ revenues, earnings and market capitalization. We believe that these companies appropriately reflect the landscape of our industry and the market in which we compete for talent. We have included regulated utilities, independent power producers, and merchant generators and combined holding companies similar to us. We have attempted to include a broad enough group to provide diversity for balanced comparison while selecting only those we think are sufficiently similar to provide a meaningful benchmark. We consider Base Salary, Total Cash Compensation (base salary plus target annual incentive) and Total Direct Compensation (base salary plus target annual incentive plus target long-term incentive) as the elements of compensation within the peer group for purposes of benchmarking and assessing the market from which we draw executive talent as well as with whom we compete for investor capital. Each year, we re-evaluate the peer group to assess its continuing appropriateness and for 2016 removed Pepco Holdings, as they were acquired in 2016 by Exelon Corporation. Our peer companies for 2016 are listed below. Effective in 2017, we added Calpine Corporation.

Ameren Corporation

Entergy Corporation

NRG Energy, Inc.

American Electric Power Co., Inc.

Eversource Energy

PG&E Corporation

Consolidated Edison, Inc.

Exelon Corporation

PPL Corporation

Dominion Resources, Inc.

FirstEnergy Corp.

Sempra Energy

DTE Energy Company

NextEra Energy, Inc.

Southern Company

Duke Energy Corporation

NiSource Inc.

Xcel Energy Inc.

Edison International

How We Use Peer Data

The 2016 peer group was used as a reference point for setting pay levels for 2016. The O&CC targets the median (50th percentile) of the peer group for positions comparable to those of our officers for Total Direct Compensation. The peer group is also used for comparison in assessing our performance under our LTIP as well as an overall validation of the alignment between pay and performance.

Pay Governance LLC assists in analyzing the annual Willis Towers Watson Energy Services Executive Compensation Survey–U.S. assessment of the market using the peer companies. We use the peer group data to the extent each position is reported in the survey data. CAP also reviews the outcome of the competitive assessment.

PSEG 2017 Proxy
Statement    45

Compensation Discussion and Analysis

Compensation Benchmark

The data used for the comparisons below are from the most recent data available for the companies in the peer group shown above in How We Choose Peers on page 45. The
O&CC considers a range of approximately +/-20% of the 50th percentile of comparable positions to be within the competitive median.

Base salary, target Total Cash Compensation and target Total Direct Compensation of each of the NEOs included in this Proxy Statement as a percentage of the comparative median benchmark levels of the peer group are noted below. Decisions on salary, annual incentive target and other pay elements, except the LTIP, are typically made at the O&CC meeting each December. The target LTIP award is determined by the
O&CC in the following February.

Below is each executive’s market positioning as of the time those decisions were made. Each NEO’s target Total Direct
Compensation, was within approximately +/-20% of the median, which is consistent with our philosophy. The table below shows the years and months served in the position by each individual at year-end 2016. In addition, Mr. LaRossa’s compensation reflects his additional duties for PSEG LI.

% of
Comparative Median Benchmark Levels (2016)

46    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

Pay Mix

The final element of our compensation philosophy is a consideration of the total pay mix. The O&CC believes that target Total Direct Compensation is a better measure for evaluating executive compensation than focusing on each of the elements individually and they do not set a formula to determine the mix of the various elements. The mix of base salary and annual cash incentive for each of the executive positions is benchmarked against the peer group. The reported pay structure from the competitive analysis is used as a general guideline in determining the appropriate mix of compensation among base salary, annual and long-term incentive compensation opportunity. However, we also consider that the majority of a senior executive’s compensation should be performance-based and the more senior an executive’s position is in the organization, the more his/her pay should be oriented toward long-term compensation.

The mix of base salary, target annual cash incentive and long-term incentives for 2016 are presented below for the CEO as well as for the other NEOs excluding the CEO. We have also provided a comparison of the targeted pay mix to that of the peer group. Value at risk represents performance-based incentive awards of cash, RSUs and PSUs, whose payouts and values are dependent upon financial metrics and stock price, including peer comparisons.

CEO Target Pay Mix

Market CEO Target Pay Mix

NEO Target Pay Mix

Market NEO Target Pay Mix

PSEG 2017 Proxy
Statement    47

Compensation Discussion and Analysis

Elements of Executive Compensation

The main components of our executive compensation program, including those for our NEOs, are set forth in the following table. A more detailed description is provided in the respective sections below.

Compensation Element

Description

Objective

Base Salary

Ongoing fixed cash compensation.

  Provides compensation for the executive to perform his/her job functions.
Assists with recruitment and retention.

Annual Cash Incentive

Variable cash compensation paid each year if warranted by performance against targets and individual performance, based on a percentage of base salary.

Opportunity to earn between zero and 200% of target, measured by financial and operating performance of the business. Actual awards may be higher or lower than target, based on business and individual performance.

Metrics and goals (typically earnings, operational performance and major initiatives) are established at the beginning of each year and the payout is made based on performance.

Intended to reward for driving superior operating and financial results over a one-year timeframe.

Creates a direct connection between business success and financial reward.

Provides strong line of sight by recognizing exceptional individual performance.

  Long-Term Incentive
(See Table under LTIP)

Variable equity compensation in form of Performance Share Units and Restricted Stock Units.

Performance Share Units provide the opportunity to earn from zero to 200% of target at the end of the three-year performance period.

Restricted Stock Units generally cliff vest at the end of
three years.

Rewards strong financial and stock price performance.

Provides for strong alignment with stockholders.

Assists with retention.

Intended to reward for driving financial results over a multi-year time frame.

Enhances stock ownership.

Deferred Compensation Plans

Permits participants to defer receipt of all or a portion of cash and equity compensation on a pre-tax basis with flexible distribution options.

  Provides participants with the opportunity to more effectively manage their taxes and for future financial security.
     Assists with retention.

Other Compensation

  Health and welfare programs.
Limited perquisites.

  Remain competitive with peer companies.
 Aids safety and efficiency.
Assists with recruitment and retention.

  Post-Employment Benefits/ Retirement
Plans

Defined benefit pension plan.

Defined contribution 401(k) plan with a partial Company matching contribution.

Supplemental retirement benefits not provided by qualified plans.

Severance and change-in-control benefits.

Provides retirement income in recognition of length of service.

Aids in managing taxes and savings.

Supports effective transition and assists with recruitment and retention in our industry.

Assures the continuing performance of executives in the face of a possible termination of employment without cause.

48    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

Performance and Goals

We have provided below detailed calculations of the payouts under our SMICP and LTIP, including a discussion of the pre-established goals for these incentive plans and the performance achieved by our NEOs in relation to those goals and upon which the payouts are based. Earnings fluctuate with energy prices and demand and we believe that we set challenging stretch goals designed to incent our executives to achieve superior performance results. In some years targets are set below prior year targets or actual results. However, we believe that such targets appropriately reflect the nature of the business, external factors beyond our control and industry-wide developments and trends impacting our financial results.

We do not
disclose forward looking targets for our incentive plans, as the disclosure could result in competitive harm and be detrimental to our operating performance. The targets are intended to be challenging and ambitious but also realistic enough to be reasonably attainable. Targets are set based on the proposed business plan and a rigorous process is undertaken at the start of each year to determine the range of performance for each measure. The corporate and business unit performance goals are set at levels we believe require strong performance for a target payout, and superior performance for a greater than target payout. On an annual basis, the O&CC and CAP, our outside independent consultant, review the degree of difficulty of the targets to ensure we are driving performance.

CEO Compensation

Mr. Izzo’s compensation is designed to position his total pay around the median of the market. Mr. Izzo has demonstrated strong performance over his tenure as CEO and the O&CC believes this arrangement is appropriate. The changes to the key terms of Mr. Izzo’s compensation in 2016 were as follows:

Component

2016 vs. 2015

Base Salary

  •   Increased salary to
$1,300,000 for 2016, or 4% increase from 2015. • Positioned at 103% of the market median.

Annual Cash Incentive

  •   Annual incentive
target of 120% of salary for 2016.
 •   Positioned at 103% of the market median
for target cash compensation.

Long-Term Incentive

•   Increased target long-term incentive to
$6,375,000 (reported in the Summary Compensation Table at grant date fair value) in February 2016, or an 11% increase from 2015.

•   Positioned at 106% of the market median
for target total direct compensation.

•   LTIP mix places more emphasis on the PSUs (64%) compared to the RSUs (36%) to enhance the performance orientation of the CEO’s package.

The graphic above summarizes the target compensation Mr. Izzo received in 2016 and 2015. The table does not include actual SMICP payouts, change in pension values and nonqualified deferred compensation earnings and all other compensation, which are shown in the Summary Compensation Table. SMICP and LTIP amounts in the graph above reflect the target values. Actual payouts are reported in the CD&A following the applicable performance period.

PSEG 2017 Proxy
Statement    49

Compensation Discussion and Analysis

After meeting in executive session, without the CEO present, the O&CC determined CEO compensation in consultation with all the independent directors.

Mr. Izzo’s salary, annual cash incentive and long-term incentive exceed that of the other NEOs due to his greater level of duties and responsibilities as the principal executive officer to whom the other NEOs report, and whom the Board holds fully accountable for the execution of corporate business plans.

Further detail regarding the CEO’s compensation is set forth below.

Base Salary

As the reference point for competitive base salaries, the O&CC considers the median of base salaries provided to executives in the peer group who have duties and responsibilities similar to those of our executive officers. The O&CC also considers the executive’s current salary and makes adjustments based principally on individual performance, including achievement of targets, and experience. Each NEO’s base salary level is reviewed annually by the O&CC using a budget it establishes for merit increases and salary survey data provided by Pay Governance and reviewed by CAP. For
2016, the O&CC set the merit increase budget at 3.0%.

The NEOs’ individual performance and, other than the CEO, his/her business unit’s performance are considered in setting salaries. Base salaries for satisfactory performance are targeted at the median of the relevant competitive benchmark data over time.

The
O&CC considers base salaries and salary adjustments for individual NEOs, other than the CEO, based on:

•

Recommendations of the CEO: Considering the respective NEO’s level of responsibilities, experience in position, sustained performance over time, results during the immediately preceding year and the pay in relation to the benchmark median.

•

Performance metrics: Including achievement of financial targets, safety and operational results, customer satisfaction, regulatory outcomes and other factors.

•

Additional factors: Leadership ability, managerial skills and other personal aptitudes and attributes. Salaries for the NEOs for 2016 were approved at the December 2015 meeting of the O&CC. These amounts are shown in the table below. Salary decisions were based on each NEO’s performance and appropriate alignment with the peer group.

NEO

Base Salary 2016 ($)

Base Salary 2015 ($)

  Year-Over-Year   Change
(%)

Ralph Izzo

1,300,000

1,250,000

4.0

Daniel J. Cregg

520,000

335,000

(1
)

Ralph A. LaRossa

685,000

665,000

3.0

William Levis

669,500

650,000

3.0

Tamara L. Linde

535,000

500,000

7.0

(1)
Salary for 2015 is the rounded averaged annualized amount reflecting election to current position in October 2015, at which time Mr. Cregg received a promotional increase of 81%.

Annual Cash Incentive

The SMICP was
approved by stockholders. It is an annual cash incentive compensation program for our most senior officers, including the NEOs. To support the performance-based objectives of our compensation program, corporate and business unit goals and measures are established each year based on factors deemed necessary to achieve our financial and non-financial business objectives. The corporate-level goals and those for the CEO are developed by the O&CC with input from the entire Board. The goals and measures are established by the CEO for the NEOs reporting to him, and for each other participant by the individual to whom he or she reports.

The SMICP sets a maximum award fund in any year of 2.5% of Net Income. The formula for calculating the maximum award fund for any plan year was determined at the time of plan adoption by reference to, among other things, similar award funds used by other companies and a review of executive compensation practices designed to address compliance with the requirements of IRC Section 162(m), which, as explained in
Accounting and Tax Implications on page 61, limits the federal income tax deduction for compensation in excess of certain amounts. If appropriate, the Board will recommend for stockholder approval any material changes to the SMICP required to align the plan with our compensation objectives.

50    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

The CEO’s maximum award cannot exceed 10% of the award fund. The maximum award for each other participant cannot exceed 90% of the award fund divided by the number of participants, other than the CEO, for that year. For 2016 performance under the SMICP, these limits were $22,175,000 for the total award pool, $2,217,500 for the CEO’s maximum award and
$1,425,500 for each other participant’s maximum award. Of the total award pool, $5,053,800 was awarded for 2016.

Subject to the overall maximums stated above,
NEOs are eligible for annual incentive compensation. The beginning point in the process is a calculation based on a combination of the achievement of individual performance goals and business/employer performance goals, as well as overall corporate performance, as measured by the Corporate Factor. The Corporate Factor for 2016 was EPS from Continuing Operations, for which we established target performance levels. In determining actual results, we adjusted this factor for compensation purposes to exclude from EPS from Continuing Operations the impact of closing the Hudson and Mercer coal/gas units and charges related to certain Energy Holdings leveraged leases. This had the effect of increasing the payouts. We used this non-GAAP measure because we believe the charges did not reflect operating performance. We believe sustained EPS is a significant driver of stockholder value and provides line of sight over a one year period between individual actions of executives and company performance.

We established business unit earnings targets for 2016 for PSE&G and Power based on non-GAAP Operating
Earnings. For Power, in determining results based on Operating Earnings, we excluded from GAAP Income from Continuing Operations the impact of closing the Hudson and Mercer coal/gas units. We also excluded gains or losses associated with our nuclear decommissioning trust and mark to market accounting for the target and results. We adjusted both PSE&G’s and Power’s results for variances between actual interest expense and the business plan. We used these non-GAAP measures because we believe they better reflect operating performance.

Impact of Performance
on Incentive Compensation

For 2016, we generally maintained the same overall annual incentive targets and structure as we have had for the last several years as we believe it supports our objectives of rewarding strong financial performance driven by operational excellence. New for 2016, we increased the payout opportunity from 150% to 200% of target. This is a reflection of the competitive marketplace which tends to have a 200% maximum payout opportunity on the annual incentive. We believe that through outstanding operations we can deliver the greatest long-term financial returns to our stockholders.

Each NEO’s incentive compensation is evaluated based on his or her achievement of specific performance goals relating to the Company’s and the applicable business unit’s earnings, a business unit scorecard and strategic goals. As noted under Performance and Goals on page 49, while earnings targets may at times be lower than in prior years, we believe they appropriately reflect stretch targets that take into account current industry conditions. Messrs. Levis’ and LaRossa’s performance goals include a business unit (BU) earnings goal to more align their incentive compensation with their functional responsibilities.
Mr. Izzo’s incentive compensation is evaluated based on corporate earnings and corporate strategic goals. The incentive compensation for each of Messrs. Cregg, Levis and LaRossa and Ms. Linde was based in part on the achievement of BU scorecard metrics which is comprised of goals based on financial, operational and strategic performance of their respective business units.

All participants had
corporate strategic metrics and goals: for Mr. Izzo, operational excellence, financial strength and disciplined investment, with multiple scorecard metrics and goals; for all NEOs, “people strong” (talent retention, continuous improvement and cost savings). Each NEO’s performance under each applicable factor-corporate EPS, BU earnings, BU scorecard and strategic goals-could range from zero to 2.0 based on the achievement of pre-determined goals. The payout factor and related targets for 2016 are illustrated below. If actual EPS is between the points shown below, the Corporate Payout Factor is determined using linear interpolation. Each factor is multiplied by the respective individual’s weighting shown below. An illustration of the plan mechanics is provided below, which when added together results in an individual’s payout as a percent of target incentive. Each NEO’s total payout is capped at 200% of target.

      Weighting
x   Corporate EPS
(0-200%)

+

  Weighting x
 BU Earnings
(0-200%)

+

  Weighting x
 BU Scorecard
(0-200%)

+

 Weighting x   Strategic Goals
(0-200%)

PSEG 2017 Proxy
Statement    51

Compensation Discussion and Analysis

The corporate performance and respective business unit performance (Power and PSE&G) goal targets and payout factors at each target performance level for 2016 are set forth below:

 Corporate   EPS from   Continuing Operations
($)

  Power
Adjusted Operating Earnings ($Millions)

PSE&G Adjusted Operating Earnings ($Millions)

  Payout
Factor (#)

<2.58

<502.20

<861.30

0.00

2.58

502.20

861.30

0.50

2.73

540.00

900.00

1.00

2.88

577.80

938.70

1.50

2.94

588.60

956.70

2.00

Except as noted above, no adjustments were made to the results or payout factors. The actual corporate and business unit results and corresponding payout factors for the performance levels achieved for 2016 are set forth below:

Factors

 Actual   Adjusted   Results
($)

Indicative Payout Factor (#)

Adjusted Payout Factor (#)

Corporate EPS(1)

2.71

0.93

-

($
Millions
)

Power(1)

507.60

0.57

-

PSE&G(1)

883.80

0.79

-

(1)
As adjusted, as described above under Annual Cash Incentive.

Determination of Individual
Payouts

Each element (corporate EPS, BU earnings, BU scorecard and strategic goals) is weighted based on an executive’s role, with the intention of balancing business unit and individual performance with corporate performance. The weighting for each of the NEOs for 2016 is detailed below, together with the actual achievement factor attained in 2016:

NEO

  Weight
and   Payout
Factor

Corporate EPS

BU Earnings

BU Scorecard

Corporate Strategic Goals

Overall Achievement Factor

Ralph Izzo

Weight

75%

25%

Achievement

0.93

1.07

0.97

Daniel J. Cregg

Weight

75%

15%

10%

Achievement

0.93

0.75

1.38

0.95

Ralph A. LaRossa

Weight

60%

15%

15%

10%

Achievement

0.93

0.79

1.42

0.88

0.98

William Levis

Weight

60%

15%

15%

10%

Achievement

0.93

0.57

0.98

1.38

0.93

Tamara L. Linde

Weight

75%

15%

10%

Achievement

0.93

0.77

1.38

0.95

The final step in the process is for the O&CC to make an overall judgment as to the appropriate payout levels for each NEO taking into account the overall achievement factors along with other less quantifiable considerations, such as leadership and success in adapting to a changing external environment and the recommendations of the CEO.

52    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

The SMICP awards of the NEOs for 2016 are shown below and in the 2016 Summary Compensation Table. The O&CC made its determinations regarding SMICP awards for the 2016 performance year in February 2017, for payment in March 2017. It made no modifications to the indicative results of each NEO. Based upon the executive’s overall achievement factor, his/her current base salary and target annual incentive opportunity if applicable, each earned the following payout for 2016, as to which we also show the percent relative to salary:

NEO

Base Salary ($)

Target Annual Incentive Percentage (%)

Target Annual Incentive Dollars ($)

Overall Achievement Factor

Modification (if applicable)

Payout Earned(1) ($)

Percent of Salary (%)

Ralph Izzo

1,300,000

120
%

1,560,000

0.97

-

1,513,200

116
%

Daniel J. Cregg

520,000

75
%

390,000

0.95

-

370,500

71
%

Ralph A. LaRossa

685,000

75
%

513,800

0.98

-

503,500

74
%

William Levis

669,500

75
%

502,100

0.93

-

467,000

70
%

Tamara L. Linde

535,000

65
%

347,800

0.95

-

330,400

62
%

(1)
Reflects rounding.

The O&CC believes that the 2016 goals established for the NEOs provided the appropriate degree of difficulty, based upon the overall economic environment and that the final award determinations are appropriate. To ensure that pay and performance are aligned, the O&CC, with the assistance of CAP, assesses whether the payouts that are earned by the NEOs are consistent with our performance relative to peers.

Long-Term Incentive

NEOs, other officers as determined by the Committee and other key employees, as selected by the CEO within guidelines established by the O&CC, are eligible to participate in the LTIP. This plan is designed to attract and retain qualified personnel for positions of substantial responsibility, motivate participants toward achievement of long-range corporate goals, provide incentive compensation opportunities that are competitive with those of companies with whom we compete for talent and align participants’ interests with those of stockholders.

The
LTIP, as amended and restated, was approved by our stockholders at the 2013 Annual Meeting. The LTIP provides for different forms of equity awards: restricted stock, RSUs, PSUs and stock options to achieve various objectives. The maximum number of shares that may be awarded under grants to any one individual under the LTIP is 500,000 during any calendar year. In general, since 2010, we have been granting only PSUs and RSUs; however, some recipients of prior year LTIP awards still hold stock options that have not expired. None of the NEOs have any outstanding restricted stock awards. The LTIP prohibits the repricing of stock options and the buy-out by us of underwater stock options for cash.

    Description

    Objective

Performance Share Units (PSUs)

Right to receive full value shares that are earned based upon independent metrics measured over a three-year period.

Participants have the opportunity to earn from zero to 200% of their target award based on performance.

Dividend equivalents are accrued as declared and distributed when underlying awards are earned and distributed.

Rewards for strong financial and stock price performance over a longer time frame than annual rewards.

Full value shares assist with retention.

Aligns the interests of officers with long-term stockholder value.

Metrics and targets align with the business plan.

  Restricted Stock
Units (RSUs)

Right to receive shares of full value stock at vesting dates.

Generally, cliff vest at the end of three years.

Dividend equivalents are accrued as declared and distributed when underlying awards are distributed.

  Serves as retention device as recipient generally must remain an employee through vesting dates to earn payout. Aligns the interests of officers with long-term stockholder value.

For 2016, PSUs were weighted 40% on TSR relative to peers (rewarding management when we deliver value to stockholders in excess of our peers); 30% weighted on ROIC against our internal goals (rewarding management for effective deployment of capital); and 30% weighted on ROIC relative to peers (rewarding management for managing our business and capital better than

PSEG 2017 Proxy
Statement    53

Compensation Discussion and Analysis

our peers). For 2017, we removed ROIC against internal goals, as we concluded that the equal weighting of relative TSR and relative ROIC better aligned executive incentive compensation with the interests of stockholders. In addition to the increased emphasis on relative performance compared to peers, for 2017 we have increased the mix of PSUs compared to RSUs that are awarded to 70%/30% for all NEOs. For 2016, the split was 64%/36% for our
CEO and 60%/40% for our other NEOs.

The CEO develops recommendations for LTIP awards for each NEO, with the exception of himself and submits these recommendations to the O&CC for approval. Factors that are considered in the determination of award amounts are:

•

The competitive market as defined by the peer group, which in general is targeted around median;

•

An individual’s role and responsibilities within the Company;

•

Contribution of the executive; and

•

How critical the role is to the organization and need to retain the individual.

In general, when making LTIP grants, the
O&CC’s determinations are made independently from any consideration of the individual’s prior LTIP awards. The value of an executive’s current holdings is not a consideration, though it is reviewed periodically by the O&CC.
With respect to the CEO, the O&CC develops a recommended award opportunity in consultation with CAP and submits the proposal to the Board. Grants are typically made each February.

RSUs cliff vest at the end of three years. However, for retirement eligible employees, RSUs vest one-twelfth for each month of service beginning in the year of the grant of the RSUs and are fully vested at the end of that year. PSUs are denominated in units of Common Stock and are subject to achievement of certain performance goals over a three-year period. PSU, are payable as determined by us in shares of our Common Stock or cash. PSUs vest at the end of the performance period. However, for retirement eligible employees, PSUs vest one-thirty sixth for each month of service beginning in the year of the grant of the PSUs and are fully vested at the end of the performance period. Unvested RSUs and PSUs are forfeited upon retirement or termination of service.

Impact of Company Performance on Prior Year’s Performance Awards

LTIP awards of PSUs made for the three-year performance period ended December 31, 2016 were reported in our Proxy Statements (other than for Mr. Cregg who was not a NEO at the time of such report) at fair value at the time of the grants. These PSU grants were subject to the achievement of goals related to relative TSR and absolute and relative ROIC over a three-year performance period ended
December 31, 2016. Based on the performance results for that period, Messrs. Izzo, LaRossa and Levis and Ms. Linde will receive payment in 2017 of shares of our Common Stock equal to 173% (see table below) of the grant target amounts.
Although Mr. Cregg and Ms. Linde were not NEOs at the time they received their LTIP awards in February 2014, we have included their payouts in 2017 for the performance period.

Each metric is independent and weighted differently. TSR relative to the peer group was selected as it provides alignment with our stockholders and provides the incentive to deliver a return to stockholders greater than that of our peers. ROIC was used to ensure that we are effectively using our capital base and to hold management accountable for delivering returns that are in line with our business plan, but also are competitive with that of peer companies. We determine ROIC by dividing Net Income (adjusted for interest expense, excluding amounts related to securitized debt) by debt and equity (adjusted for securitized debt). Similar to the annual incentive plan, in determining actual results, we adjusted ROIC vs. internal goals for compensation purposes to exclude from results the impact of closing the Hudson and Mercer coal/gas units and charges related to certain Energy Holdings leveraged leases. This had the effect of increasing the payout. We did not make this adjustment in measuring ROIC vs. peers. Based upon performance relative to the peer group on TSR and ROIC and three-year average ROIC vs. our internal goals, executives can earn a stock award of between zero and 200% of their target. We believe that each of the goals we establish represent a significant degree of difficulty that reward strong performance, with sharp drop-offs in payments for lower rankings.

Recipients will receive 100% of their grant amount if:

•

For the three-year performance period TSR places us at rank 10 of 20 of the peer group;

•

For the three-year performance period ROIC places us at rank 9 of 20 of the peer group; and

•

For the three-year performance period, our ROIC meets a pre-set target based on our business plan.

Payment, if any, is made early in the year following the end of the performance period, once results are reviewed and approved by the O&CC. Dividend equivalents are accrued over the performance period and paid in shares of Common Stock in relation to the number of shares earned based on results for the performance period. Upon retirement, death or disability, PSUs are prorated for each month of service during the performance period and paid following the end of the period based on actual performance.

54    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

For these grants, the performance schedule for relative TSR, which comprises 40% of the PSU award, is based on the relative rank within the peer group. Shown below are the ranks and payout factors at threshold, target and maximum levels and our actual rank for this period:

TSR Performance vs. Peers(1)

 Percent Payout Factor for
TSR Component (%)

Rank: 5

200.0

Rank: 10

100.0

Rank: 15

20.0

Rank: 16

0.0

Actual Rank: 7

160.0

(1)
TSR performance is measured by comparing our numerical ranking among peer group companies in respect to the TSR performance component. For 2014 grants, the peer group consisted of us and 19 companies.

For these grants, the performance schedule for relative ROIC, which comprises 30% of the PSU award, is based on the relative rank within the peer group. Given that our
ROIC has historically exceeded that of our peers, we set the payout scale to deliver above target only when performance is well above the peer median. Shown below are the ranks and payout factors at threshold, target and maximum levels and our actual rank for this period:

ROIC Performance vs. Peers(1)

 Percent Payout Factor for
ROIC Component (%)

Rank: 3

200.0

Rank: 9

100.0

Rank: 13

50.0

Rank: 14

0.0

Actual Rank: 1

200.0

(1)
ROIC performance is measured by comparing our numerical ranking among peer group companies in respect to the ROIC performance component. For 2014 grants, the peer group consisted of us and 19 companies.

For these grants, the performance schedule for ROIC vs. business plan, which comprises 30% of the PSU award, is detailed below:

ROIC Performance vs. Plan

3 Year Average ROIC (%)

Payout (%)(1)

Maximum (115% of Goal)

8.3

200.0

Target

7.2

100.0

Threshold (85% of Goal)

6.1

25.0

Actual(2)

7.9

164.0

(1)
Payout percentage above and below target will be interpolated based on the three-year average.

(2)
Excludes the impact of closing the Hudson and Mercer units and charges related to certain Energy Holdings’ leveraged leases.

Actual results of the three-year period ended December 31, 2016 were:

Actual Results

Payout%

TSR Ranking: 7 out of 20

160.0

ROIC Ranking: 1 out of 20

200.0

ROIC Actual 3-year Average: 7.9

164.0

Overall PSU Payout Factor (rounded)

173.0

PSEG 2017 Proxy
Statement    55

Compensation Discussion and Analysis

Determination of Individual Payouts

Based on these results, participants earned a PSU payout of 173%. The dollar amount of each payout, made in shares of our Common Stock, is shown below, calculated using the average of the high and low price of our Common Stock on March 2, 2017, $45.52. These amounts are reported in the Option Exercises and Stock Vested during 2016 Table below.

NEO

PSUs Granted (#)

PSUs Earned (#) (1)

PSUs Payout ($) (1)

Ralph Izzo

88,450

171,232

7,794,481

Daniel J. Cregg(2)

2,250

4,356

198,285

Ralph A. LaRossa

15,450

29,910

1,361,503

William Levis

17,000

32,910

1,498,063

William Levis(3)

25,750

49,850

2,269,172

Tamara L. Linde(4)

2,600

5,033

229,102

  Tamara L.
Linde(5)

3,250

6,175

281,086

(1)
Reflects rounding and includes accrued dividend equivalents earned.

(2)
Grant made prior to Mr. Cregg becoming CFO.

(3)
Represents retention award.

(4)
Grant made prior to Ms. Linde becoming EVP & General Counsel.

(5)
Represents promotional award.

2016 Grants

The structure of the long-term incentive is consistent with the prior grants as described above, in the form of 60% PSUs and 40% RSUs vesting at the end of three years with the exception of the CEO whose mix was 64% PSUs and 36% RSUs. The mix between PSUs and RSUs was determined based on our desire to provide the majority of long-term incentives in a performance-based vehicle while providing for strong retention during a challenging period in the industry. The greater emphasis on PSUs places more of our NEOs’ potential compensation payouts at risk. Grants are typically made each February.

The amounts approved in February 2016 for the NEOs are for the three-year performance period ending December 31, 2018 and are shown in the 2016 Grants of Plan-Based
Awards Table. These awards are also reported in the Summary Compensation Table at the grant date fair value. Payouts, if any, will be based on the same performance measures and goals discussed above with respect to payments made on prior years’
awards and will be disclosed when the applicable performance period is completed.

Deferred Compensation Plan

We offer a deferred compensation plan to our officers, including the NEOs, so they can more effectively manage their personal tax obligations. Participants may elect to defer all or any portion of their cash compensation and may choose from among several different investment options based upon the choices available in our 401(k) Plan (except the Company Stock Fund and the Schwab Personal Choice Retirement Account),
as well as a market-based rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate.

We also have a plan to permit deferral of equity
compensation. Generally, the election to defer shares underlying an equity award must be made before the services giving rise to the equity award are performed. Deferred shares are held in a Rabbi Trust.

Additional details about these deferred compensation plans are provided in the descriptions following the Non-Qualified Deferred
Compensation Table.

Perquisites

We
provide certain perquisites that we believe are reasonably within compensation practices of our peers or provide benefit to us, such as providing an appropriate degree of personal security to executives with a high public profile and allowing the executive to be productive while commuting. These include automobile use (and for the CEO, a driver), stipend, reimbursement of relocation expenses, annual physical examinations, limited personal and spousal travel, including use of aircraft (in accordance with the policy we have established and with CEO approval), home security, charitable contributions on behalf of the individual and limited personal entertainment. These perquisites are described in the 2016 Summary Compensation Table, as applicable.

We do not provide a tax gross-up of personal benefit amounts deemed to be taxable income under federal or state income tax laws and regulations, except for certain relocation expenses, primarily in the case of newly-hired executives.

56    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

Retirement Benefits

All employees, including the NEOs, receive certain qualified retirement benefits under the Pension Plan of PSEG (Pension Plan), which provides either a traditional defined benefit pension (Final Average Pay Component) or a cash balance defined benefit pension (Cash Balance Component). We do this in order to maintain practices that are competitive with companies in the energy services industry with which we compete for executive talent. The nature of the individual’s Pension Plan benefit depends upon the date of hire. Messrs. Izzo, Cregg and LaRossa and Ms. Linde participate in the Final Average Pay Component as they each began employment before January 1, 1996. Mr. Levis participates in the Cash Balance Component as he was hired after that date.

In addition to the qualified plan, we
provide certain nonqualified retirement benefits under the Retirement Income Reinstatement Plan (Reinstatement Plan) and the Supplemental Executive Retirement Income Plan (Supplemental Plan). We maintain these plans to provide competitive retirement benefits, to assist in the recruitment and retention of key employees.

•

The Reinstatement Plan is an unfunded non-qualified retirement plan that provides retirement benefits that would have been paid under our qualified retirement plan but for the limitations of the IRC which caps the amount of an employee’s compensation that may be considered for qualified plan purposes. All employees who are affected by the compensation limit are eligible to participate in this plan. SMICP amounts and deferred amounts are also included in computing benefits under this plan.

•

The Supplemental Plan is an unfunded non-qualified retirement benefit plan that provides supplemental limited retirement and death benefits to participants nominated by the CEO and designated by our Employee Benefits Policy Committee. It also provides retirement benefits based upon additional credited years of service for prior allied professional or industrial experience to employees selected by the CEO. The Supplemental
Plan is primarily used as a recruitment and retention tool. In 2011, the O&CC determined that we will no longer offer any additional years of credited service under the Supplemental Plan to individuals not previously provided with that benefit.

All of our NEOs participate in the Reinstatement Plan and all except Mr. Cregg and Ms. Linde participate in the additional limited benefit provisions of the Supplemental Plan. As described in the Pension Benefits Table, as part of his hiring, Mr. Izzo is eligible to receive additional years of credited service.

Additional information is provided in the Pension Benefits Table and the accompanying narrative, below. Amounts reported for 2016 reflect changes in the discount rate, as well as actuarial changes, which impacted the benefit calculations.

We also maintain a defined contribution 401(k) Plan and provide a partial employer matching contribution for 401(k) Plan participants.

Severance and
Change-In-Control Benefits

We provide severance benefits in the event
of certain employment terminations. These benefits are available to officers, including the NEOs, in order to be competitive with the companies in our industry and provide a level of financial security to the executive in periods of uncertainty in the event of a termination without cause. All of our NEOs participate in our Key Executive Severance Plan. Mr. Izzo is also eligible for certain other severance benefits, as described under Potential Payments Upon Termination of Employment or Change-In-Control.

We provide severance benefits upon a change-in-control to officers, including the NEOs. A change-in-control is by its nature disruptive to an organization and its executives. Executives are frequently key players in the success of organizational change. To assure the continuing performance of such executives and maintain stability and continuity in the face of a possible termination of employment in the event of a change-in-control, we provide a competitive severance package. In addition, some executives, who may be key parties to such transaction, may have their employment terminated following its completion. A severance plan with benefits applicable upon a change-in-control is an important element for attracting and retaining key executives in a marketplace where such protection is common.

Neither our Key Executive Severance Plan nor Mr. Izzo’s severance agreement provide for gross-up payments from us in the event that any NEO or other participant is subject to an excise tax related to receipt of a change-in-control payment. Both the Key Executive Severance Plan and Mr. Izzo’s severance agreement include a “double-trigger” provision on benefits, which are paid only in the event of termination of employment following a change-in-control. Performance share unit payments, if any, are prorated. No benefits are paid in the event of a termination for cause.

Severance and change-in-control benefits
are described under Potential Payments Upon Termination of Employment or Change-in-Control.

PSEG 2017 Proxy
Statement    57

Compensation Discussion and Analysis

Executive Compensation Governance Features and Controls

Independent Compensation Consultant

The O&CC has retained CAP to provide information, analyses and advice regarding executive and director compensation, as described in this Proxy Statement. CAP reports directly to the O&CC and the O&CC has established procedures that it considers adequate to ensure that CAP’s advice is objective and not influenced by management. These procedures include an agreement specifying what information can and cannot be shared with management. In addition, CAP regularly meets with the O&CC in executive session, without the presence of management. CAP provides only executive compensation consulting services, as described below.

At the O&CC’s direction, CAP provided the following services:

•

Evaluated the competitive positioning of our NEOs’ base salaries, annual incentive and long-term incentive compensation relative to our peers and compensation philosophy;

•

Advised the O&CC on CEO and other NEO salaries and target award levels within the annual and long-term incentive programs;

•

Reviewed our annual and long-term incentive programs to ensure they continue to be aligned with our compensation philosophy and business strategy, drive performance and consider market practices;

•

Briefed the O&CC on executive compensation trends among our peers and broader industry and compared them to our current practices;

•

Analyzed the results of the stockholder advisory say-on-pay vote, for PSEG and peers;

•

Informed the O&CC on changes in the regulatory environment as they relate to executive compensation;

•

Reviewed the composition of our Peer Group;

•

Advised the O&CC on the performance measures and performance targets for the annual and long-term incentive programs and advised on the payout leverage (the extent of the pay opportunity and the degree of difficulty) for the plans;

•

Presented a CEO compensation proposal to the O&CC;

•

Reviewed our total share usage and “burn rate” for the LTIP;

•

Conducted an assessment to determine whether any elements of our employee compensation programs encourage the taking of excessive risk;

•

Advised on issues related to shareholder advisory groups;

•

Validated the pay for performance alignment of the compensation programs;

•

Evaluated our share ownership guidelines relative to our peers and broader industry;

•

Assessed the competitiveness of director compensation for the Corporate Governance Committee and recommended changes; and

•

Reviewed and commented on this CD&A.

In the course of conducting its activities, CAP attended four meetings of the
O&CC in 2016 and presented its findings and recommendations for discussion.

Management also retains a compensation consultant, Pay Governance, to provide market compensation data for our officers, including the NEOs. This data is made available to CAP.

Compensation Risk Assessment

In 2016, CAP, in consultation with management reviewed our compensation programs to assess the potential of whether they encourage individuals to take excessive risks. The risk assessment included a full inventory of all incentive compensation plans in the organization, including their design, metrics, goals and operation and a review of business and operational risks and governance and oversight practices and internal controls. Our Vice President and Chief Risk Officer, as well as our internal compensation professionals under the supervision of our Senior Vice President-Human Resources, participated in this process. Management and
CAP reviewed this assessment with the O&CC. In addition, final decisions regarding our executive compensation policies and programs, as well as specific approval of individual NEO compensation, are determined by the O&CC,

58    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

all of whose members are independent of management and, as appropriate, the full Board, all of whose members, except our CEO, are independent of management. Based on this review, the O&CC determined that the programs do not create an incentive for individuals to take excessive risks which are reasonably likely to have an adverse effect on us.

Compensation Risk Assessment Factors

•

There are strong governance processes and controls in place at the senior leadership levels under the oversight of the O&CC and, where appropriate, the full Board.

•

We provide a balanced total compensation package that includes fixed compensation (i.e., salary and benefits) and at-risk compensation (i.e., annual and long-term incentive).

•

Changes to our incentive compensation plans for 2016 were reflective of market.

•

Long-term incentives vest over a multi-year timeframe.

•

There are caps on the total amount of incentive compensation that can be earned and paid out annually.

•

Multiple dimensions of performance are used in the incentive structure, including:

•

A balanced scorecard;

•

EPS for corporate financial performance;

•

Earnings for business unit performance; and

•

Key strategic and operational metrics that specifically address identified risks.

•

We use PSUs, with payout as determined by ROIC and TSR.

•

Incentive plan formulas, performance measures/goals and corresponding payment scales are reviewed by CAP and approved each year by the O&CC.

•

Executives receive a significant portion of their compensation in the form of equity, which discourages them from making short-term decisions that may result in long-term harm to the organization.

•

Our stock ownership and retention policy further discourages a short-term focus and, under our insider trading policy, all transactions in our Common Stock by officers need pre-clearance by the General Counsel’s office.

•

We have clawback provisions, requiring forfeiture or repayment of incentive amounts, in certain circumstances, as described below.

•

Our corporate culture demands the highest level of ethical behavior and requires all employees to take ethics training annually.

•

We have strong policies in place to govern financial and enterprise risk, as discussed above in Risk Management Oversight.

Role of CEO

The CEO attends O&CC meetings, other than executive sessions. Other executive officers and internal compensation professionals may attend portions of O&CC meetings, as requested by the O&CC. The CEO recommends changes to the salaries of his direct reports (who include the NEOs). The CEO develops and the O&CC considers these recommendations in the context of the respective executives’
individual performance, experience in role, competitiveness of salary vs. peer group and internal equity among executives. The CEO recommends incentive compensation targets (expressed as a percentage of base salary) for the SMICP and LTIP grants for his direct reports as well as the associated goals, objectives and performance evaluations. The CEO participates in the O&CC’s discussions of those recommendations.

The CEO reviews the design and effectiveness of compensation policies and programs and the analyses and recommendations of CAP in light of general industry practices and in comparison to the peer group trends. The CEO also reviews such compensation matters with our internal compensation professionals. Recommendations for changes are made to the O&CC as deemed appropriate by the CEO. The O&CC believes that the role played by the CEO in this process is appropriate because the CEO is uniquely suited to evaluate the performance of his direct reports.

Hedging and Pledging

We have a policy which prohibits officers, including NEOs, from hedging, short-selling or pledging our
Common Stock.

Trading Pre-clearance

Under our Insider Trading Practice, all of our officers, including the NEOs, are required to obtain pre-clearance from the Office of the General Counsel prior to engaging in any transaction involving our Common Stock. In addition, our Insider Trading Practice does not permit any such transactions except during “open window” periods or pursuant to pre-established plans. These are limited times following the public release of earnings and disclosure of material information.

PSEG 2017 Proxy
Statement    59

Compensation Discussion and Analysis

Clawbacks

In December 2015 we codified our current policies/practices into a single clawback practice with a three-year look-back, which:

•

Applies to all incentive compensation to all non-represented employees;

•

Applies in the event of (i) a restatement of financial statements, or (ii) recalculation of incentive compensation, in each case resulting from the employee’s misconduct, or (iii) an employee’s act or omission which constitutes a material violation of our Standards that results in termination of employment; and

•

Is administered by the O&CC as to officer compensation.

Actual grants may contain additional provisions, such as
recoupment for violations of non-compete, non-solicitation or confidentiality agreements. We anticipate adjusting the terms of our clawback practice as may be needed to comply with the Dodd-Frank Act once final guidance is released from the SEC.

Employment Agreements

We have entered into written agreements with Messrs. Cregg and Levis and Ms. Linde and a severance agreement with Mr. Izzo. These are discussed following the
Grants of Plan-Based Awards Table.

Stock Ownership and Retention Policy

In order to strengthen the alignment of the interests of management with those of stockholders, we have established a Stock Ownership and Retention Policy (Policy)
applicable to selected officers, including the NEOs. Each officer must maintain ownership of a sufficient number to shares of our Common Stock having a market value equal to the applicable prescribed multiple of such officer’s annual base salary. The required amount must be acquired within five years.

  Stock Ownership as Multiple
of Base Salary

CEO

6x

Other NEOs

3x

What Counts Toward the Requirement

What Does Not Count Toward the Requirement

•  PSEG shares owned personally or jointly, through a broker or in Enterprise Direct or the ESPP

•  Shares held in trusts

•  Restricted
stock and RSUs (vested or unvested)

•  Shares held in the PSEG 401(k) Plan

      •  Unexercised stock options
• Unearned performance share units

Each officer must retain at least 100%, after tax and costs of issuance, of all shares acquired through equity grants made subsequent to the adoption of the Policy, including the vesting of restricted stock or RSU grants, payout of PSU awards and exercise of option grants, until his or her ownership requirement is met. Further, once an executive officer who is subject to Section
16(a) of the Exchange Act, including each NEO, attains his or her required level of stock ownership, he or she must retain 25%, after tax and costs of issuance, of vested shares received from equity awards granted thereafter, until retirement or his or her employment otherwise ends.

The Senior Vice President-Human Resources reports annually to the O&CC on the status of each officer’s compliance with the Policy. In the event an officer is not in compliance with any provision of the Policy, the O&CC may take such action as it deems appropriate, consistent with the provisions of our compensation plans and applicable law and regulations, to enable the officer to achieve compliance at the earliest practicable time or otherwise enforce the Policy. Such action may include establishing conditions with respect to requiring all or part of any SMICP or LTIP award to be held in shares. The
O&CC may vary the application of the provisions of the Policy for good cause or exceptional circumstances.

The Policy was not a factor considered by the
O&CC in making the 2016 grants under the LTIP.

Messrs. Izzo, Cregg, LaRossa and Levis and Ms. Linde each have met their respective requirement.

60    PSEG 2017 Proxy Statement

Compensation Discussion and Analysis

Accounting and Tax Implications

The O&CC has considered the effect of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (see Note 17 to Consolidated Financial
Statements included in our Form 10-K) regarding the expensing of equity awards in determining the nature of the grants under the LTIP. The O&CC, with the assistance of CAP, reviews the competitiveness of the NEOs’ LTIP grants, as measured against the peer group, using grant date fair values and approves grants to the NEOs accordingly as reported above in Long-Term Incentive.

The O&CC considers the tax-deductibility of our compensation payments. IRC Section 162(m) generally denies a deduction for United States Federal income tax purposes for compensation in excess of $1 million for persons named in the proxy statement (other than the CFO), except for qualifying performance-based compensation pursuant to stockholder-approved plans.
Stockholder approval of the SMICP was received at the 2002 Annual Meeting of Stockholders. As a result, we believe that payment of qualifying performance-based compensation in accordance with the terms of this plan would not be subject to the
Section 162(m) limitation on deductions. Payments under the LTIP, if any are earned, on PSUs granted during the five-year period following stockholder approval of the LTIP at the 2013 Annual Meeting are not expected to be subject to the limitation and should qualify for tax-deductibility under Section 162(m).

Further, the O&CC believes that RSUs are
valuable components of incentive compensation as they align the interest of the recipients with those of stockholders. However, because the vesting of such grants is not performance-based, restricted stock and RSU grants are subject to the limitation on deductibility under Section 162(m).

Amounts deferred by the NEOs are not included in the Section 162(m) calculations during the deferral period because they are not otherwise deductible under applicable tax law. In light of Section 162(m), as well as certain NYSE rules, the Board’s general policy is to present incentive compensation plans in which executive officers participate to stockholders for approval. However, the O&CC and the Board reserve the right to not seek such approval and to award incentive and other compensation that is not structured so as to be exempt from the deduction limit of
Section 162(m), if they determine that such arrangements are in the best interests of the Company and our stockholders.

The O&CC will continue to evaluate
executive compensation and the flexibility that is desirable in administering our executive compensation program in accordance with our compensation philosophy. As a consequence of the adjustments of the calculation of ROIC vs. plan in determining
PSU payout under the LTIP, discussed above, the 2016 payout for the three-year performance period ended December 31, 2016 will not be deductible under Section 162(m) for any of the NEOs to the extent any such amounts would be included under the applicable rules regarding computation of 162(m) compensation. In 2016, a portion of Messrs. Izzo’s, LaRossa’s and Levis’ compensation reported in this Proxy Statement exceeded the limit and are not deductible.

COMPENSATION COMMITTEE REPORT

The Organization and
Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and with Compensation Advisory Partners LLC, the Committee’s compensation consultant. Based on such review and discussions, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

  Members of the
Organization and Compensation Committee:

David Lilley, Chair

William V. Hickey

Willie A. Deese

Shirley Ann Jackson

  Albert R. Gamper, Jr.

Richard J. Swift

February 20, 2017

PSEG 2017 Proxy
Statement    61

Executive Compensation

2016 SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our NEOs for the years shown. The NEOs are our CEO, CFO and three most highly compensated executive officers in 2016.

  Name and
Principal Position(1)

Year

Salary ($) (2)

Bonus ($)

Stock Awards ($)(3)

Option Awards ($)

Non-Equity Incentive Plan Compensation ($)(4)

  Change
in   Pension
 Value and   Non-Qualified Deferred Compensation Earnings
($)(5)

  All
Other   Compensation
($)(6&7)

Total ($)

Ralph Izzo

2016

1,298,269

6,375,044

1,513,200

603,000

78,466

9,867,979

Chairman of the Board,

2015

1,245,386

5,725,546

2,085,000

-

151,315

9,207,247

President & CEO

2014

1,142,307

5,723,686

1,636,100

2,459,000

76,551

11,037,644

Daniel J. Cregg

2016

520,000

850,045

370,500

320,000

29,154

2,089,699

EVP & CFO

2015

333,024

174,002

261,400

63,000

14,627

846,053

Ralph A. LaRossa

2016

684,308

1,250,016

503,500

525,000

40,128

3,002,952

President & COO

2015

663,770

1,249,548

703,300

215,000

45,326

2,876,944

(PSE&G)

2014

640,866

1,000,178

604,800

682,000

60,590

2,988,434

William Levis

2016

668,825

1,250,016

467,000

252,000

52,751

2,690,592

President & COO

2015

650,000

1,249,548

653,300

-

36,968

2,589,816

(Power)

2014

669,540

2,100,614

583,600

737,000

135,030

4,225,784

Tamara L. Linde

2016

533,789

850,045

330,400

355,000

30,640

2,099,874

EVP &

2015

499,078

698,931

451,800

124,000

28,798

1,802,607

General Counsel

2014

397,010

438,705

305,100

460,000

17,559

1,618,374

(1)
Mr. Cregg was elected to his current position effective October 8, 2015. 2015 amounts shown for Mr. Cregg include amounts with respect to his previous position with us.

(2)
Amounts shown are actual payments based on annualized salary. Therefore, actual paid salaries shown here differ from annual salaries shown in the CD&A. 2014 salaries include one additional pay period for 2014 which was applicable to all employees. Mr. Cregg deferred $150,000 of his 2016 salary.

(3)
The amounts shown reflect the grant date fair value of the awards. For a discussion of the assumptions made in valuation, see Note 18 to the Consolidated Financial Statements included in our Form 10-K. 2016, 2015 and 2014 LTIP awards were granted in February of each year and in June 2014 for Ms. Linde at the time of her promotion to her current position. 2016 awards are discussed in the CD&A and consist of PSUs and RSUs. PSU value is shown at the target amount. Actual value of the shares received upon vesting of RSUs depends upon the price of our Common Stock. Payout value of the PSUs earned at the conclusion of the three-year performance period may be less than or exceed the grant date fair value, dependent upon achieving TSR and ROIC performance factors. More detailed information is provided in the CD&A. The respective amounts below represent the grant date fair value of PSUs at target and maximum amounts.

2016

2015

2014

  Value at
Target (100%)

  Value at
Maximum (200%)

  Value at
Target (100%)

  Value at
Maximum (200%)

  Value at
Target (100%)

  Value at
Maximum (200%)

($)

($)

($)

($)

($)

($)

Ralph Izzo

4,085,006

8,170,012

3,435,758

6,871,516

3,434,514

6,869,028

Daniel J. Cregg

510,035

1,020,070

86,772

173,544

Ralph A. LaRossa

750,014

1,500,028

749,958

1,499,916

599,924

1,199,848

William Levis

750,014

1,500,028

749,958

1,499,916

1,659,983

3,319,966

Tamara L. Linde

510,035

1,020,070

419,398

838,796

243,666

487,332

(4)
As discussed in the CD&A, amounts awarded were earned under the SMICP (and MICP for 2015 for Mr. Cregg and 2014 for Ms. Linde) and determined and paid in the following year. Mr. Cregg deferred
$111,150 of his 2016 SMICP.

62    PSEG 2017 Proxy Statement

Executive Compensation

(5)
Includes the change in the actuarial present value of accumulated benefit under defined benefit pension plans and supplemental executive retirement plans between calendar years 2016 and 2015, 2015 and 2014, and 2014 and
2013, determined by calculating the benefit under the applicable plan benefit formula for each of the plans, measured at December 31 of each year, based on years of credited service, earnings in effect at the respective measurement dates, applicable interest rates and other assumptions as discussed in Note 12 to the Consolidated Financial Statements included in our Form 10-K. If the aggregate change in pension plan values is negative, it is shown as zero. The changes are as follows:

Izzo ($)

Cregg ($)

LaRossa ($)

Levis ($)

Linde ($)

2016

603,000

320,000

525,000

252,000

355,000

2015

-

63,000

215,000

-

124,000

2014

2,459,000

682,000

737,000

460,000

Note that Mr. Izzo’s amounts for 2016 and prior years above reflect a change in methodology in determining the Supplemental Plan benefit for all similarly situated participants.

Any interest earned under the Deferred Compensation Plan at the prime rate plus 1/2% did not exceed 120% of the applicable long-term rate for any of the NEOs in 2016, 2015, or 2014.

(6)
For 2016, depending on the individual, includes perquisites and personal benefits which include (a) automobile and related expenses, (b) physical examinations, (c) home security systems, (d) limited personal and spousal travel, (e) personal entertainment and (f) charitable contributions on behalf of the individual. For automobiles, the pro rata personal usage value of the vehicle lease cost based on the IRS Annual Lease Value Table was used or a stipend; for parking, the market value for the parking space was used; for the driver, actual pro-rata expense was used for the time devoted to CEO commuting and personal use. One NEO received a perquisite in 2016 that exceeded the greater of $25,000 or 10% of his/her total perquisite and personal benefit amount: Mr. Izzo received home security services in the amount of $45,479.

(7)
Includes the employer matching contribution to our 401(k) Plan at the same percentage generally available to all employees. For 2016, these amounts were:

Izzo ($)

Cregg ($)

LaRossa ($)

Levis ($)

Linde ($)

401(k) Company Match

10,600

10,600

10,600

10,600

10,600

2016 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information on plan-based awards made to our NEOs for 2016.

  Estimated
Possible Payouts   Under Non-Equity Incentive
Plan Awards(2)

  Estimated
Future Payouts   Under Equity Incentive
Plan Awards(3)

  Name and
Type of Award(1)

  Grant
Date(1)

Plan

  Threshold
($)

  Target
($)

  Maximum
($)

  Threshold
(#)

  Target
(#)

  Maximum
(#)

  All Other
 Stock   Awards;   Number
 of Shares   of Stock   or Units
(#)(4)

  All Other
 Option   Awards;   Number of
 Securities   Underlying   Options
(#)

  Exercise
 or Base   Price of   Option
Awards ($/Sh)

  Grant
 Date   Fair   Value
 of   Stock   and
Option Awards ($)(5)

Ralph Izzo

SMICP

780,000

1,560,000

3,120,000

PSUs

2/16/2016

0

89,095

178,190

4,085,006

RSUs

2/16/2016

54,434

2,290,038

Daniel J. Cregg

SMICP

195,000

390,000

780,000

PSUs

2/16/2016

0

11,124

22,248

510,035

RSUs

2/16/2016

8,082

340,010

Ralph A. LaRossa

SMICP

256,900

513,800

1,027,600

PSUs

2/16/2016

0

16,358

32,716

750,014

RSUs

2/16/2016

11,885

500,002

William Levis

SMICP

251,100

502,100

1,004,200

PSUs

2/16/2016

0

16,358

32,716

750,014

RSUs

2/16/2016

11,885

500,002

Tamara L. Linde

SMICP

173,900

347,800

695,600

PSUs

2/16/2016

0

11,124

22,248

510,035

RSUs

2/16/2016

8,082

340,010

(1)
Relates to equity awards (PSUs and RSUs), all of which were made under the LTIP.

PSEG 2017 Proxy
Statement    63

Executive Compensation

(2)
Represents possible payouts under SMICP for 2016 performance. The actual payouts on the awards were determined in February 2017 and paid thereafter, as reported in the 2016 Summary Compensation Table.

(3)
Represents LTIP award of PSUs described below.

(4)
Represents LTIP award of RSUs described below.

(5)
Represents the grant date fair value of the equity award. For a discussion of the assumptions made in valuation, see Note 18 to the Consolidated Financial Statements included in our Form
10-K.

Material Factors Concerning Awards Shown in Summary
Compensation Table, Grants of Plan-Based Awards Table and Employment Agreements

SMICP

The plan-based awards for annual cash incentive compensation included in the 2016 Summary Compensation Table were paid in 2017 with respect to 2016 performance under the terms of the SMICP. The range of possible awards for each NEO in relation to his/her target award is set forth in the Grants of Plan-Based Awards Table above. An explanation of the SMICP and performance goals, measures and performance factors achieved are described under Annual Cash Incentive in the CD&A.

LTIP

As explained in the CD&A and shown above, LTIP awards were made to NEOs in February 2016 in the form of RSUs and PSUs. The RSUs cliff vest after three years. The three-year performance period for the PSUs ends December 31, 2018, with payment, if any, made the following year. The range of possible payouts for each NEO in relation to his/her target award is set forth in the table above. Payments of awards granted in February 2014 will be made in 2017 based on performance for the three-year period that ended on December 31, 2016. Further explanation of PSU payment determination is set forth under Long-Term Incentive in the CD&A. For further information about vesting, see Potential Payments Upon Termination of Employment or Change-In-Control below.

No stock options have been granted since 2009. Some options granted in previous years are still outstanding as reported in the Outstanding Equity Awards at Year-End Table. Grants were made with an exercise price equal to the NYSE closing price on the date of grant for a ten-year term. No discounted options may be granted and no repricings may be done without stockholders’ approval.

Employment Agreements

The CEO and each NEO receives an annual salary review, participates in the SMICP and LTIP, and in the Supplemental Plan and the Key Executive Severance Plan.
Mr. Izzo has entered into a severance agreement, the terms of which are discussed below under Potential Payments Upon Termination of Employment or
Change-in-Control. Mr. Levis will receive a lump sum present value payment equal to the employer health and welfare benefits contribution for which he would have been eligible if employed by us prior to 1996, pursuant to his agreement. Mr. Levis entered into an amendment to his agreement to adjust his benefits that accrue after December 31, 2011 under the Supplemental Plan to provide for a calculation reducing the benefit to be based on the highest seven-year average rather than the highest five-year average, in alignment with changes generally applicable to other plan participants, including Messrs. Izzo, Cregg and LaRossa and
Ms. Linde.

For additional information regarding severance benefit provisions, see Potential Payments Upon Termination of Employment or Change-in-Control.

64    PSEG 2017 Proxy Statement

Executive Compensation

OUTSTANDING EQUITY AWARDS AT
YEAR-END (12/31/16) TABLE

The following table lists all outstanding awards, consisting of stock options, PSUs and RSUs, as of December 31, 2016 for our NEOs.

  Name
and Option Grant Date

  Number
of   Securities
 Underlying   Unexercised   Options
Exercisable (#)(1)

  Number
of   Securities
 Underlying   Unexercised   Options
Unexercisable (#)(1)

 Incentive Plan   Awards:   Number of
 Securities   Underlying   Unexercised
Unearned Options (#)

 Option   Exercise   Price
($)(2)

Option Expiration Date

 Number of   Shares or   Units of
 Stock that   have Not   Vested
(#)(3)

 Market Value   of Shares or   Units of
 Stock that   have Not   Vested
($)(4)

 Equity Incentive   Plan Awards:   Number of
 Unearned   Shares, Units or   Other Rights
that have Not Vested (#)(5)

 Equity   Incentive Plan   Awards:
 Market or   Payout Value   of Unearned
 Shares, Units,   or Other   Rights that
have Not Vested ($)(6)

Ralph Izzo

91,488

4,014,493

12/18/2007

199,800

48.2050

12/18/2017

12/16/2008

233,400

30.0300

12/16/2018

12/14/2009

347,900

33.4900

12/14/2019

Daniel J. Cregg

13,553

594,706

13,802

605,632

Ralph A. LaRossa

17,833

782,512

12/18/2007

33,000

48.2050

12/18/2017

William Levis

39,072

1,714,479

17,833

782,512

6/19/2007

3,500

44.4350

6/19/2017

12/18/2007

42,000

48.2050

12/18/2017

Tamara L. Linde

21,917

961,718

22,480

986,422

(1)
Grants made on the dates shown under the LTIP of non-qualified options to purchase our Common Stock. Options vested 25% annually over four years on the grant date anniversary. All options have fully vested.

(2)
Closing price on NYSE on grant date.

(3)
The vesting schedule for unvested RSUs is shown below. Dividend equivalents accrue on RSUs at the regular dividend rate and are paid in shares of Common Stock at vesting. Messrs. Izzo, LaRossa and Levis are retirement eligible; therefore their annual RSUs are fully vested. Unvested retention awards forfeit upon retirement.

RSU Vesting Schedule

Grant Date

  2017
(#)

  2018
(#)

  2019
(#)

  Total
(#)

Daniel J. Cregg

2/18/2014

2,798

2/17/2015

2,372

2/16/2016

8,383

13,553

William Levis

12/20/2011

39,072
(a)

39,072

Tamara L. Linde

2/18/2014

2,745

6/16/2014

3,189
(b)

2/17/2015

7,600

2/16/2016

8,383

21,917

(a)
Represents retention award.

(b)
Promotion Award. Follows same vesting schedule as February 2014 RSU’s.

(4)
Value represents number of shares or units multiplied by the closing price on the NYSE on December 30, 2016 of $43.88.

PSEG 2017 Proxy
Statement    65

Executive Compensation

(5)
The vesting schedule for unvested PSUs is shown below. PSUs awarded under the LTIP are earned based on a three-year performance period. Payment, if any, is made in the first quarter of the year following the end of the performance period. The vesting schedule below shows the number of unvested PSUs at target and maximum and includes accrued dividend equivalents. PSUs for retirement eligible NEO’s (Messrs. Izzo, LaRossa and Levis) vest 1/36 in their award each month over the three-year performance period. For further explanation of PSUs, see the CD&A.

PSU Vesting Schedule

Grant Date

Target 2017 (#)

  Maximum 2017
(#)

Target 2018 (#)

  Maximum 2018
(#)

Target Total (#)

  Maximum Total
(#)

Ralph Izzo

2/17/2015

29,879

59,758

2/16/2016

30,805

61,610

30,804

61,608

91,488

182,976

Daniel J. Cregg

2/17/2015

2,264

4,528

2/16/2016

11,538

23,076

13,802

27,604

Ralph A. LaRossa

2/17/2015

6,522

13,044

2/16/2016

5,656

11,312

5,655

11,310

17,833

35,666

William Levis

2/17/2015

6,522

13,044

2/16/2016

5,656

11,312

5,655

11,310

17,833

35,666

Tamara L. Linde

2/17/2015

10,942

21,884

2/16/2016

11,538

23,076

22,480

44,960

(a)
Represents retention award.

(6)
Value of PSUs are shown at target, multiplied by the closing price on the NYSE on December 30, 2016 of $43.88.

OPTION EXERCISES AND STOCK VESTED DURING 2016 TABLE

The following table provides information, as noted, regarding the exercise of stock options by the NEOs in 2016 and the vesting during 2016 of RSUs and PSUs previously granted to the NEOs, under our LTIP.

Option Awards

Stock Awards

Name

  Number of
 Shares   Acquired on   Exercise
(#)

  Value Realized
on Exercise ($)(1)

Award

  Number of
 Shares   Acquired on   Vesting
(#)

  Value Realized
on Vesting ($)

Ralph Izzo

413,000

4,495,017

PSU

(2,3)

171,232

7,794,481

RSU

(5)(6)

56,462

2,477,553

Daniel J. Cregg

PSU

(3)

4,356

198,285

RSU

(4)

3,155

122,067

Ralph A. LaRossa

91,200

745,756

PSU

(2,3)

29,910

1,361,503

RSU

(4)

39,333

1,521,794

RSU

(5)(6)

12,328

540,953

William Levis

PSU

(2,3)

32,910

1,498,063

PSU

(7)

49,850

2,269,172

RSU

(5)(6)

12,328

540,953

Tamara L. Linde

PSU

(3)

5,033

229,102

PSU

(7)

6,175

281,086

RSU

(4)

3,606

139,516

(1)
Reflects the difference between the exercise price and the market price on the date of exercise, multiplied by the number of shares acquired.

66    PSEG 2017 Proxy Statement

Executive Compensation

(2)
The table above shows the total payout value distributed for each of the NEOs for the 2014 grants based on the results of the three-year performance period and our Common Stock price, as described further in the
CD&A. Messrs. Izzo, LaRossa and Levis each became retirement eligible in 2015, 2014 and 2012, respectively. Under the LTIP, PSUs vest one-thirty sixth per month of service for retirement eligible participants. We show below for each of Messrs. Izzo, LaRossa and Levis the number of PSUs, including accrued dividend equivalents, at both target and maximum values, that vested in 2016 with respect to their 2015 and 2016 grants. No dollar values are shown for these as payouts, if any, are dependent on the actual results of the performance metrics and applicable stock prices for the respective performance periods. The number of PSUs, including dividend equivalents, earned, if any, will be determined at the conclusion of the applicable performance periods and reported in the relevant proxy statements.

PSU Grant Date

Granted

Target Vested (#)

Maximum Vested (#)

Ralph Izzo

2/17/15

83,150

29,879

59,758

2/16/16

89,095

30,805

61,610

Ralph A. LaRossa

2/17/15

18,150

6,522

13,044

2/16/16

16,358

5,656

11,312

William Levis

2/17/15

18,150

6,522

13,044

2/16/16

16,358

5,656

11,312

(3)
Messrs. Izzo, Cregg, LaRossa and Levis and Ms.Linde had PSUs which vested on December 31, 2016, including accrued dividend equivalents, for the three-year performance period ended that day. The final awards shown in the table were made at 173% of target, as explained in the CD&A. PSUs earned and value realized reflect rounding. Shares were issued in 2017. Messrs. Izzo, LaRossa and Cregg deferred payment, as reported in the
Non-Qualified Deferred Compensation Table. Value realized reflects the value of the PSUs on March 2, 2017, the PSU value determination date, using the average of the high and low PSEG stock price of $45.52.

(4)
Represents RSUs that vested January 1, 2016. The closing PSEG stock price of $38.69 was used to calculate the value of the shares. Amounts shown reflect rounding.

(5)
Represents RSUs that vested December 31, 2016 for retirement eligible NEOs at the PSEG closing price of $43.88. Messrs. Izzo, LaRossa and Levis became retirement eligible in 2015, 2014 and 2012, respectively.
Hence, their 2014 and 2015 annual RSU’s were vested in prior years.

(6)
RSUs that vested in 2014 and 2015 due to retirement eligibility were previously reported in our prior years’ proxy statements and were distributed on January 1, 2016, in the following amounts, including DEUs: Mr.
Izzo: 82,146 shares, with a value of $3,178,229; Mr. LaRossa: 12,169, with a value of $470,819; Mr. Levis: 15,770, with a value of $610,373. The closing PSEG stock price of $38.69 was used to calculate the value of the shares. Amounts include rounding.

(7)
Represents retention award for Mr. Levis and promotional award for Ms. Linde, as explained in the CD&A.

PSEG 2017 Proxy
Statement    67

Executive Compensation

2016 PENSION BENEFITS TABLE

The following table provides information on the actuarial present value of the NEOs accumulated benefit under each of our pension and retirement plans.

Name

Plan Name

 Number of   Years Credited   Service
(#)

 Present Value of
Accumulated Benefit ($)(4)

 Payments   During Last   Fiscal Year
($)

Ralph Izzo

Qualified Pension Plan(1)

24.69

2,559,000

Retirement Income Reinstatement Plan(2)

24.69

5,188,000

Supplemental Executive Retirement Plan(3)

29.53

5,300,000

13,047,000

Daniel J. Cregg

Qualified Pension Plan(1)

25.17

1,314,000

Retirement Income Reinstatement Plan(2)

25.17

769,000

Supplemental Executive Retirement Plan

2,083,000

Ralph A. LaRossa

Qualified Pension Plan(1)

31.50

1,027,000

Retirement Income Reinstatement Plan(2)

31.50

2,059,000

Supplemental Executive Retirement Plan

31.50

1,212,000

4,298,000

William Levis

Qualified Pension Plan(1)

10.00

166,000

Retirement Income Reinstatement Plan(2)

10.00

465,000

Supplemental Executive Retirement Plan

10.00

3,686,000

4,317,000

Tamara L. Linde

Qualified Pension Plan(1)

26.46

1,428,000

Retirement Income Reinstatement Plan(2)

26.46

993,000

Supplemental Executive Retirement Plan

2,421,000

(1)
All NEOs participate in the Pension Plan. Additional information is provided below. Messrs. Izzo, Cregg and LaRossa and Ms. Linde participate in the Final Average Pay Component. Mr. Levis participates in the
Cash Balance Component. Years shown reflect actual years of service.

(2)
Years shown reflect actual years of service.

(3)
Mr. Izzo receives five additional years of credited service, for the purpose of retirement benefit calculations under the Supplemental Plan in recognition of prior work experience. The additional five years are prorated in the table for Mr. Izzo until he reaches age 60. Years shown reflect the sum of actual years of service and years credited under the Supplemental Plan. The actuarial present value of accumulated benefits based on actual years of service for Mr. Izzo is $11,249,000 and the actuarial present value of accumulated benefits based on additional years of service for such person is $1,798,000.

(4)
Amounts shown represent the actuarial present value of accumulated benefit computed as of the same Pension Plan measurement date used for our financial statements for the year ended December 31, 2016, with two exceptions: (i) NEOs were assumed to retire at the earliest date as of which they would be eligible to receive unreduced benefits and (ii) no pre-retirement termination, disability or death was assumed to occur. For a discussion of the valuation method and material assumptions applied in quantifying the present value, see Note 12 to the Consolidated Financial Statements included in our Form 10-K.

Qualified and Non-Qualified Pension Plans

All of our employees are eligible to participate in the Pension Plan in either the Final Average Pay Component or the Cash Balance Component, depending upon date of hire.

Final Average Pay Component

The Final Average Pay Component covers non-represented employees hired prior to January 1, 1996 and represented employees hired prior to January 1, 1997 and provides participants with a life annuity benefit at normal retirement (age 65) pursuant to a formula based upon (a) the participant’s number of years of service and (b) the average of the participant’s five or seven highest

68    PSEG 2017 Proxy Statement

Executive Compensation

years of compensation up to the limit imposed by the IRC. We amended the Final Average Pay Component effective January 1, 2012, to change the benefit formula for non-represented participants. The effect of the change is to reduce projected pension payments. Under the new formula, the average of the participant’s seven highest years of compensation up to the limit imposed by the IRC will be used rather than the average of the participant’s five highest years of compensation.

A participant’s benefit under the Final
Average Pay Component is equal to A plus B:

A. The accrued benefit calculated under the five-year final average pay formula as of December 31, 2011, as follows:

(i) 1.3% of the lesser of 5-year final average earnings (determined as of December 31, 2011)
or $24,600 times years of credited service (determined as of December 31, 2011) not exceeding 35 years;

(ii) 1.5% of the amount by which 5-year final average earnings (determined as of December 31, 2011) exceeds $24,600 times years of credited service not exceeding 35 years; and

(iii) 1.5% of 5-year final average earnings times years of credited service (determined as of December 31,
2011) in excess of 35 years.

B. The accrued benefit calculated under the seven-year final average pay formula, as follows:

(i) 1.3% of the lesser of 7-year final average earnings beginning on January 1, 2012 or $24,600 times years of credited service not exceeding 35 years less the number of years as of December 31, 2011;

(ii) 1.5% of the amount by which 7-year final average earnings beginning on January 1, 2012 exceeds $24,600 times years of credited service not exceeding 35 years less the number of years as of December 31, 2011; and

(iii) 1.5% of 7-year final average earnings times years of credited service in excess of 35 years less the number of years in excess of 35 years as of December 31, 2011.

An additional benefit equal to $4.00 per month for each year of credited service is payable until the retiree reaches age 65.

All active participants are fully vested in their Final Average Pay Component benefit. Benefits are payable on an unreduced basis
(i) at age 65, (ii) at age 60, if the participant’s age, plus years of service, equals or exceeds 80 or (iii) at age 55, if the participant has 25 or more years of service. Participants whose age, plus years of service, equals or exceeds 80, but who have not yet met the criteria in (ii) or (iii) may commence their Final Average Pay Component benefits on a reduced basis.

Cash Balance Component

The Cash Balance Component covers non-represented employees
hired or rehired after December 31,1995 and represented employees hired after December 31,1996 and provides each participant with a life annuity benefit at normal retirement (age 65) equal to the actuarial equivalent of a notional amount maintained for him/her. Participants are eligible for retirement under the Cash Balance Component upon the attainment of age 55 with five or more years of service. Participants’ accounts are credited each year with a percentage of compensation, which is determined based on the participant’s age plus years of service measured at year-end.

Sum of Age and Service

  Percentage
of   Compensation
Credited (%)

<30

2.00

30-39

2.50

40-49

3.25

50-59

4.25

60-69

5.50

70-79

7.00

80-89

9.00

90+

12.00

Each participant’s notional amount grows each year with interest credits based on a 6.0% annual rate of interest. Participants become immediately fully vested in their Cash Balance Component benefit.

PSEG 2017 Proxy
Statement    69

Executive Compensation

Reinstatement Plan

Certain management and highly compensated employees participate in a nonqualified excess benefit retirement plan, the Reinstatement Plan, designed to replace earned pension benefits as determined under the Pension Plan formula, but which cannot be paid from the Pension Plan as a result of the IRC mandated limits for qualified plans or the terms of the Pension Plan. The benefits payable under this plan mirror those of the Pension Plan described above except that the compensation considered in computing the benefit (i) will not be limited by qualified plan limits, (ii) will include any amounts that the participant deferred under deferred compensation plan, (iii) will include amounts earned under the SMICP (which are not considered under the Pension Plan), (iv) will be limited to 150% of average base salary for the applicable five or seven years for Final Average Pay
Component participants and will be limited to 150% of base salary each year for Cash Balance Component participants and (v) will be offset by any benefits received by the participant under the Pension Plan (Final Average Pay Component or Cash
Balance Component).

Supplemental Plan

Certain employees receive additional years of service for the purpose of retirement benefit calculations in recognition of prior allied work experience. However, we have determined, effective January 1, 2011, to no longer offer additional credited service to those who do not already have this benefit. Such benefits are paid from a nonqualified plan, the Supplemental Plan. Under the additional service credit provisions, certain participants may also receive an additional five years of credited service for the purpose of this supplemental benefit calculation if they retire between ages 60 and 65. The credited years of service reduce by one year for each six-month period such participant works beyond age 65. This feature of the plan is designed to encourage retirement on or before age 65. Benefits payable under the additional service provisions of the Supplemental
Plan mirror those payable under the Reinstatement Plan, except that the additional years of service are considered in calculating the Supplemental Plan benefit amount. Any benefit payable under the Supplemental Plan is offset by benefits payable under the Pension Plan and the Reinstatement Plan.

Certain participants in the Supplemental Plan receive additional limited benefits. This portion of the
Supplemental Plan provides a total target replacement income percentage equal to credited service for qualified pension plan calculation purposes, plus any applicable additional credited service, plus 30, to a maximum of 75%, of an average of covered compensation. Covered compensation used for determining limited benefits under the Supplemental Plan is the same as the covered compensation used under the Reinstatement Plan. The target replacement amount under the limited benefit portion of the Supplemental Plan is reduced by any pension benefits from any previous employers accrued and vested at the time of hire, by the participant’s Social Security benefit at normal retirement age and by the pension benefits provided by each other PSEG retirement benefit plan (qualified plans and non-qualified plans). The additional limited benefits provision of the Supplemental Plan also provides a death benefit equal to 150% of base compensation if death occurs while the participant is actively employed. Participants designated for the additional limited benefit become entitled to this benefit only upon (a) retirement under the terms of the component of the Pension Plan in which they participate (Final Average Pay Component or Cash Balance Component), or (b) death.

The change in the benefit formula under the qualified Final Average Pay
Component from a five-year final average pay formula to a seven-year final average pay formula impacts the limited benefits under the Supplemental Plan. Accordingly, we amended the Supplemental Plan as of January 1, 2012 to reflect this change.

70    PSEG 2017 Proxy Statement

Executive Compensation

2016 NON-QUALIFIED DEFERRED
COMPENSATION TABLE

The following table provides information regarding compensation deferred by the NEOs under our Deferred Compensation Plans.

Name

 Executive   Contributions   in Last
 Fiscal   Year   (2016)
($)(1)

 Registrant   Contributions   in Last
 Fiscal   Year   (2016)
($)

 Aggregate   Earnings   in Last
 Fiscal   Year   (2016)
($)

 Aggregate   Withdrawals/   Distributions
(2016) ($)

 Aggregate   Balance   at Last
 Fiscal   Year   End
(2016) ($)(2)

Ralph Izzo

Deferred Compensation Plan

253,116

9,768,975

Equity Deferral Plan

10,972,710

3,811,234

36,393,126

Daniel J. Cregg

Deferred Compensation Plan

261,150

5,227

266,377

Equity Deferral Plan

320,352

37,824

536,415

Ralph A. LaRossa

Deferred Compensation Plan

Equity Deferral Plan

1,832,322

502,268

5,187,586

William Levis

Deferred Compensation Plan

Equity Deferral Plan

Tamara L. Linde

Deferred Compensation Plan

Equity Deferral Plan

(1)
Amounts shown under Executive Contributions in Last Fiscal Year include, pursuant to the Deferred Compensation Plan, 2016 deferred salary and SMICP earned in 2016 and paid in 2017 and, pursuant to the Equity Deferral
Plan, PSUs vested at December 31, 2016 and paid in 2017 and RSUs vested on January 1, 2016, as shown in the Option Exercises and Stock Vested During 2016 Table.

(2)
Includes amounts reported in the Summary Compensation Table in prior-year proxy statements for the Deferred Compensation Plan and/or the Equity Deferral Plan, respectively, as follows: Mr. Izzo $7,473,894 and
$21,322,655, Mr. Cregg $261,150, and Mr. LaRossa $3,414,185. Mr. Cregg’s equity deferrals were not previously shown in the Summary Compensation Table as he was not a NEO prior to October 2015.

Deferred Compensation

Deferred Compensation Plan

Under the
Deferred Compensation Plan, participants, including the NEOs, may elect to defer any portion of their cash compensation by making appropriate elections in the calendar year prior to the year in which the services giving rise to the compensation being deferred are rendered. A participant may change an election to defer compensation not later than the date that is the last date that an election to defer may be made.

At the same time he/she elects to defer compensation, the participant must make an election as to the timing and the form of distribution of that year’s deferrals from his/her Deferred Compensation Plan account. For compensation deferred in 2011 and earlier years distribution may commence (a) on the thirtieth day after the date he/she terminates employment or, in the alternative, (b) on
January 15th of any calendar year following termination of employment elected by him/her, but in any event no later than the later of (i) the January of the year following the year of his/her 70th birthday or (ii) the January following termination of employment. Notwithstanding the forgoing, however, for NEOs and other specified employees, distribution of his/her account may not occur earlier than six months following the date of his/her termination of service.
Participants may elect to receive the distribution of their Deferred Compensation account in the form of one lump-sum payment, annual distributions over a five-year period or annual distributions over a 10-year period.

With respect to compensation deferred in 2012 and future years, participants may elect to commence distribution of a particular year’s deferrals (a) six months following his/her termination of employment, or (b) a specified number of years following his/her termination from employment. Participants may elect to receive distribution of such deferrals under the Deferred Compensation Plan in the form of a lump-sum payment or annual distributions over a period of three to fifteen years.

Under the scheduled future date distribution feature, participants may elect to receive a specific plan year’s deferral balance on a specified date as early as three years after the beginning of the year in which the deferrals are made. Distributions are paid in a lump sum within 90 days from the date elected regardless of whether the participant is employed by us on the payment date.

PSEG 2017 Proxy
Statement    71

Executive Compensation

Participants may change their distribution elections as to future year’s deferrals. Participants may also make changes of their distribution elections with respect to prior years’ deferrals provided that (a) any such new distribution election is made at least one year prior to the previously selected commencement date or (b) the new commencement date is at least five years later than the previously selected commencement date.

Amounts deferred under the Deferred Compensation Plan are credited with earnings based on (a) the performance of one or more of the pre-mixed lifestyle investment portfolio funds available to employees under our 401(k) plans (except the Company Stock Fund and the Schwab
Personal Choice Retirement Account) or (b) at the rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate, in such percentages as selected by the participant. A participant who fails to provide a designation of investment funds will accrue earnings on his/her account at the rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate. A participant may change his/her investment election on a daily basis.

For 2016, the one-year rates of return as of December 31, 2016 for the funds offered as computed by the recordkeeper of the
Deferred Compensation Plan were as follows:

Rates of Return

Pre-Mixed Portfolios

Target Retirement Funds

Conservative Portfolio

5.78
%

Target Retirement Income

5.18
%

Moderate Portfolio

7.13
%

Target Retirement 2010

5.22
%

Aggressive Portfolio

9.25
%

Target Retirement 2015

6.18
%

Funds

Target Retirement 2020

6.95
%

Stable Value

2.02
%

Target Retirement 2025

7.44
%

Diversified Bond

2.56
%

Target Retirement 2030

7.86
%

Fidelity Intermediate Bond

2.75
%

Target Retirement 2035

8.30
%

Large Company Stock Index

11.88
%

Target Retirement 2040

8.72
%

Mid-Cap Index

11.17
%

Target Retirement 2045

8.84
%

Institutional Developed Markets Index

2.43
%

Target Retirement 2050

8.88
%

Small-Cap Index

18.25
%

Target Retirement 2055

8.90
%

Primary Money Market

0.39
%

Target Retirement 2060

8.88
%

Other

Prime Plus 1/2%

2.66
%

Equity Deferral Plan

Participants in our Equity Deferral Plan may defer receipt of all or a portion of the shares of our Common Stock underlying future equity awards under the LTIP. Deferral elections must be made during an annual enrollment period prior to the date that services giving rise to the awards are performed. Deferral elections under the Equity Deferral Plan are irrevocable.

At the time a participant elects to defer he/she must make an election as to the timing of payment of the deferred shares. Distributions will be made in a lump sum.
Distributions may commence (a) on a specified date occurring between the third anniversary and the fifteenth anniversary of the date that the shares otherwise would have been distributed to the participant (b) upon termination of employment, or (c) the earlier of (a) and (b). Notwithstanding the forgoing, however, for NEOs and other specified employees, distribution may not occur earlier than six months following the date of his/her termination of employment.
Participants will receive shares on the applicable distribution date. We hold the deferred shares in a Rabbi Trust. The dividends attributable to the deferred shares are reinvested in Common Stock and distributed at the same time that the deferred shares are distributed to the participants. Participants are not permitted to direct the trustee of the Rabbi Trust to vote the deferred shares.

72    PSEG 2017 Proxy Statement

Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE-IN-CONTROL

Termination without Cause

Mr. Izzo’s severance agreement provides for certain benefits if he is terminated without “cause” (a willful failure to perform his duties) or resigns for “good reason” (a reduction in pay, position or authority) during the term of such agreement. He would be paid a benefit of two times base salary and target bonus, as well as a prorated payment of SMICP target incentive award for the year of termination. His welfare benefits would be continued for two years, unless he is sooner employed. Any unvested equity awards would be forfeited. The agreement provides that Mr. Izzo will be prohibited from competing with and from recruiting employees from us or our subsidiaries or affiliates, for certain periods after termination of employment. Violations of these provisions require a forfeiture of certain benefits.

Our Key Executive Severance Plan provides severance benefits to Messrs. Izzo, Cregg, LaRossa and Levis and Ms. Linde, and to certain of our other key executive-level employees whose employment is terminated without cause. Participants must agree to restrictive covenants including confidentiality, non-competition and non-solicitation. We revised the Key Executive Severance Plan in 2016 to expand the definition of termination for cause for certain violations of our behavioral and value expectations for executives.

Also under the Key Executive Severance Plan, Messrs. Cregg, LaRossa and Levis and Ms. Linde would be entitled to certain severance benefits in the event that their employment was terminated without cause other than in a change-in-control situation. In such event they would be entitled to 1.0 times their annual base salary plus their target bonus, as well as a prorated payment of their SMICP target incentive award for the year of termination and certain outplacement services, educational assistance, health care and life insurance coverage. The Key Executive Severance Plan further provides that any unvested equity awards would be accelerated or forfeited in accordance with the terms of the individual’s grants under the LTIP and/or employment agreement.

If a termination without cause or for a reduction in force or reorganization had occurred on December 31, 2016, each of the NEOs would have received the following benefits:

Izzo

Cregg

LaRossa

Levis

Linde

Termination without Cause

($)

($)

($)

($)

($)

Severance

5,720,000

910,000

1,198,750

1,171,625

882,750

Pro Rata Bonus (SMICP)

1,560,000

390,000

513,750

502,125

347,750

Unvested Restricted Stock Units(1)

1,714,459

Performance Share Unit Payout

Health/Welfare Benefits

52,116

6,939

16,533

16,895

20,454

Outplacement

25,000

25,000

25,000

25,000

25,000

Education Assistance

3,000

3,000

3,000

3,000

3,000

Aggregate Payments

7,360,116

1,334,939

1,757,033

3,433,104

1,278,954

(1)
Pursuant to the terms of Mr. Levis’ employment agreement and his retention award, this amount would have been payable only upon a termination without cause following a change in leadership.

Change-In-Control

Under our Key Executive Severance Plan, if any of Messrs. Izzo, Cregg, LaRossa and Levis and Ms. Linde is terminated without cause or resigns his/her employment for good reason within two years after a change-in-control, the individual will receive (1) three times (two times for Mr. Cregg and Ms. Linde) the sum of his/her salary and target incentive bonus, (2) a pro rata bonus based on his/her target annual incentive compensation, (3) accelerated vesting of equity-based awards, except for PSUs, which vest pro rata, (4) a lump sum payment equal to the actuarial equivalent of his/her benefits under all of our retirement plans in which the individual participates calculated as though he/she remained employed for three years (two years for Mr. Cregg and Ms. Linde) beyond the date employment is terminated less the actuarial equivalent of such benefits on the date employment terminates (reported in the table below as Enhanced Retirement Benefit for pension-related amount and as Retiree Medical Increase for amount due for retiree medical benefits), (5) three years (two years for Mr. Cregg and Ms. Linde) continued welfare benefits, (6) one year of PSEG-paid outplacement services and (7) vesting of any compensation previously deferred. Payments are limited to an amount that would not give rise to an excise tax liability under applicable IRS provisions, currently 2.99 times the individual’s average W-2 compensation for the period. Amounts above that limit are forfeited. Potential payments are shown in the Change-in-Control Termination Table.

PSEG 2017 Proxy
Statement    73

Executive Compensation

If a termination without cause or resignation with good reason had occurred on December 31, 2016 following a change-in-control, each of the NEOs would have received the following benefits:

Izzo

Cregg

LaRossa

Levis

Linde

Change-in-Control Termination

($)

($)

($)

($)

($)

Severance

8,580,000

1,820,000

3,596,250

3,514,875

1,765,500

Pro Rata Bonus (SMICP)

1,560,000

390,000

513,750

502,125

347,750

Unvested and Vested Restricted Stock Units(1)

67,907

594,673

14,817

1,729,278

961,750

Performance Share Unit Payout

3,973,877

234,993

820,544

820,544

488,853

Enhanced Retirement Benefit

1,585,000

1,383,000

2,435,000

163,000

509,000

Retiree Medical Increase

186,000

-

-

-

-

Health/Welfare Benefits

78,173

19,212

66,296

78,311

60,019

Outplacement

25,000

25,000

25,000

25,000

25,000

Parachute Payments Forfeited

(2,690,266
)

(2,419,686
)

(2,804,397
)

-

(1,230,259
)

Aggregate Payments

13,365,691

2,047,192

4,667,260

6,833,133

2,927,613

(1)
All annually granted RSUs for retirement eligible NEOs, Messrs. Izzo, LaRossa and Levis, were vested at December 31, 2016. Amounts shown for them represent the present value of the accelerated payout at
December 31, 2016. Amount shown for Mr. Levis includes his retention award.

No NEO would be eligible for any payments under the Key
Executive Severance Plan, either prior to or following a change-in-control, if he/she voluntarily terminated his/her employment (other than for “good reason”
as described above under Termination Without Cause) or if his/her employment were terminated by us for “cause.”

If a NEO were to retire or his/her
employment were terminated on account of death or disability, the Key Executive Severance Plan provides that such participant would be entitled to accrued pay through the date of termination and prorated payment of his/her target incentive award for the year of termination.

Change-in-control provisions under the Key Executive
Severance Plan generally mean the occurrence of any of the following events:

•

Any person is or becomes the beneficial owner of our securities representing 25% or more of the combined voting power of our then outstanding securities; or

•

A majority of the Board is replaced without approval of the current Board; or

•

There is consummated a merger or consolidation of us, other than a merger or consolidation which would result in our voting securities outstanding immediately prior to such merger continuing to represent at least 75% of the combined voting power of the securities of us or such surviving entity immediately after such merger or consolidation; or

•

Our stockholders approve a plan of complete liquidation or dissolution of us or there is consummated an agreement for the sale or disposition by us of all or substantially all of our assets.

For additional information regarding the provisions of LTIP awards, see Material Factors Concerning Awards Shown in Summary Compensation Table, Grants of Plan-Based
Awards Table and Employment Agreements above.

74    PSEG 2017 Proxy Statement

Frequency of Future Advisory Votes

In this Proposal 3 we are providing you with the opportunity to cast an advisory vote on the frequency of the future advisory votes on executive compensation. This is sometimes referred to as “say-when-on-pay” vote. This is a non-binding vote which allows you to advise us from among three choices, or abstain, as to how often you think we should include a “say-on-pay” vote in our proxy statement. You may choose whether this should occur once every year, every two years or every three years, or you may choose to abstain. Under the Dodd-Frank Act, we must provide you with this “say-when-on-pay” voting opportunity at least once every six years.

We believe that we should submit the
advisory vote on “say-on-pay” to you annually. Providing you with this opportunity each year is a good corporate governance practice promoting communication between us and our stockholders. An annual advisory vote allows you, as a stockholder, to express your views on an important issue at the same time as voting on other annual matters such as election of directors. The vote is advisory and thus it is non-binding on us and the Board of Directors, with whom the final determination remains. However, the Board intends to carefully review the voting results and take them into consideration when making future decisions regarding the frequency of “say-on-pay” votes.

Vote required: We will tally the votes cast in person
or by proxy for each of the three choices, excluding abstentions and shares withheld or for which no instructions are given.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” IN REGARD TO THIS PROPOSAL.

PSEG 2017 Proxy
Statement    75

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Ratification of Auditor

The Audit Committee of the Board, each member of which is independent, has appointed Deloitte & Touche LLP of Parsippany, NJ, as independent auditor to make the annual audit of our books of account and supporting records for 2017, subject to the ratification of the stockholders at the Annual Meeting. Deloitte & Touche LLP has performed the annual audit of the books of account since 1973. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP is in the best interests of the Company. As recommended by the Board, we ask you to ratify this appointment.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded an opportunity to make a statement if they so desire and to respond to appropriate questions.

Vote required: An affirmative vote requires a majority of the votes cast in person or by proxy, excluding abstentions and shares withheld of for which no instructions are given.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

OVERSIGHT OF THE INDEPENDENT AUDITOR

The appointment, termination, compensation and oversight of the quality of the work of the Independent Registered Public Accountants, Deloitte & Touche LLP, our
independent auditor, is the direct responsibility of the Audit Committee of our Board, which reviews its independence, the services provided and its fees, the selection of the lead engagement partner, as well as PCAOB and peer review reports of its performance. Additional information about the Audit Committee appears above in Proposal 1 Election of Directors-Board Committee Responsibilities.

The Audit
Committee annually reviews the independence and performance of Deloitte & Touche LLP in connection with the Committee’s determination as to whether to retain that firm or engage another as our independent auditor. Under applicable accounting requirements, there is a mandatory rotation of the lead engagement partner every five years. In evaluating Deloitte & Touche, LLP, the Committee considers, among other things:

•

Quality of work and performance, both recent and historical;

•

Professional qualifications, capabilities and expertise;

•

Level and appropriateness of fees;

•

Independence; and

•

Experience with and knowledge of the Company and industry.

Pre-Approval of Services

Annually, in accordance with the Audit Committee Charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent auditor. The Audit Committee reviews, in detail, the particular services in each of the Audit, Audit-Related, Tax and All Other categories that the independent auditor will perform subject to predetermined limits set by the Audit Committee for each category of service. The annual pre-approval of services and predetermined limits is documented in a Committee resolution.

During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the annual Committee resolution. For those instances, the Chairman of the Committee has been authorized by the Audit Committee to approve Audit, Audit-Related, Tax and All Other in excess of the amounts and different from the types of service authorized in the Committee resolution, as well as the scope and amount of services with regard to the annual audit that may be necessary or advisable provided that any such authorizations are reported to the Audit Committee at the next meeting following such authorization.

76    PSEG 2017 Proxy Statement

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

Ratification of Auditor

Fees Billed by Deloitte & Touche LLP for 2016 and 2015

The fees billed by Deloitte & Touche LLP are negotiated by management under the direction of the CFO, with the oversight and ultimate approval of the Audit Committee. The table below shows the fees paid to Deloitte and Touche LLP for Audit, Audit-Related, Tax and All Other services during or in connection with 2016 and 2015, all of which were approved, as years ended described above.

Years ended December 31,

Description of Professional Service

  2016
($)

  2015
($)

Audit Fees - The audit fees were incurred for audits of our annual consolidated financial statements and those of our subsidiaries, including our Annual Reports on Form 10-K, reviews of financial statements included in our quarterly reports on Form 10-Q and for services rendered in connection with certain financing transactions, statutory and regulatory filings and fees for accounting consultations related to the application of new accounting standards and rules.

7,011,000

6,545,200

Audit Related Fees - The audit related fees primarily related to performing certain attest services.

223,351

4,000

Tax Fees - The tax fees relate to tax compliance and tax advice for 2015 preparation of various state and foreign corporate returns and assistance with filing tax refund claims.

70,405

247,115

All Other Fees

-

-

PSEG 2017 Proxy
Statement    77

Ratification of Auditor

AUDIT COMMITTEE REPORT

The Audit Committee of the PSEG Board of Directors is comprised solely of independent directors. It operates under a written charter adopted by the PSEG Board of
Directors which is posted on PSEG’s website, www.pseg.com/info/investors/governance/committees.jsp. The Audit Committee Charter is annually reviewed and assessed for adequacy by the PSEG Audit Committee.

Management is responsible for PSEG’s financial statements and internal controls. The independent auditor of PSEG, Deloitte & Touche LLP, reports directly to the PSEG Audit Committee and is responsible for performing an independent audit of PSEG’s annual consolidated financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (PCAOB) (U.S.) and on PSEG’s internal controls and for issuing reports thereon. The Audit Committee’s overall responsibility is to assist the PSEG Board of Directors in overseeing the quality and integrity of the accounting, auditing and financial reporting practices.

Management has represented to the Audit Committee that PSEG’s Consolidated Financial
Statements were prepared in accordance with generally accepted accounting principles (GAAP) in the United States. In performance of its responsibilities, the Audit Committee has reviewed PSEG’s Consolidated Financial Statements for the year ended December 31, 2016 and discussed these financial statements with management, the internal auditors and the independent auditor.

The Committee periodically
meets in executive session with the independent auditor, the Vice President-Internal Audit, the CFO, the General Counsel and the Chief Compliance Officer. At all of its meetings (except those held telephonically) the Audit Committee meets in executive session with only Audit Committee members present. The Audit Committee discussed with the independent auditor:

•

PSEG’s critical accounting policies;

•

New accounting standards and policies affecting PSEG;

•

That there were no disagreements with management over the application of GAAP;

•

Significant accounting estimates made by management and the disclosures in the financial statements;

•

Accounting and reporting for significant transactions; and

•

The other matters required to be discussed as described in PCAOB Auditing Standards No.16 Communications with Audit Committees, which relate to the audit, financial statements, significant risks and critical accounting estimates, among others.

The independent auditor also provided to the Audit Committee the written disclosures required by the PCAOB’s standards in PCAOB Rule 3526, Communication with Audit Committee Concerning Independence, and current SEC requirements for auditor independence. The Audit Committee discussed with the independent auditor the firm’s independence with respect to PSEG, internal quality control procedures, and any material issues raised and any steps taken to deal with such issues by the most recent internal quality control review or by any review, inquiry or investigation by governmental or professional authorities within the preceding five years, with respect to one or more independent audits carried out by the firm. The Audit Committee has also reviewed the requirements of the Sarbanes-Oxley Act of 2002 with respect to auditor independence and has defined the amount and scope of services that may be performed by Deloitte & Touche LLP consistent with maintaining that firm’s independence. The Audit Committee requires that all services of Deloitte & Touche LLP be pre-approved by the Audit Committee or the Audit Committee Chair. The Audit Committee has considered whether the independent auditor’s provision of non-audit services to
PSEG and the total fees paid for non-audit services relative to fees paid for audit services are compatible with maintaining the independent auditor’s independence. On the basis of its review, the Audit
Committee determined that the independent auditor has the requisite independence.

Based on the Audit Committee’s discussions with management, the internal auditors and the independent auditor, the Audit Committee’s review of the audited financial statements, the representations of management to the independent auditor regarding the audited financial statements and the independent auditor’s report to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in PSEG’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2016, for filing with the SEC.

Members of the Audit Committee:

Susan Tomasky, Chair

Thomas A. Renyi

Albert R. Gamper, Jr.

Hak Cheol (H.C.) Shin

David Lilley

February 20, 2017

78    PSEG 2017 Proxy Statement

Annual Meeting, Voting and Procedures

Proxy Statement

This Proxy Statement is provided by us on behalf of the Board. A “proxy” is a person you have legally designated to vote the stock you own. We are asking you to designate as proxies the individuals named by us on the proxy card, voting instruction form or electronic instruction associated with this Proxy Statement to vote at the 2017 Annual Meeting of Stockholders scheduled to be held on April 18,
2017 and at all adjournments or postponements of that meeting. For instructions on how to vote, please see Proxy Card and Voting of Shares section below.

The
mailing address of our principal executive offices is 80 Park Plaza, Newark, NJ 07102, telephone (973) 430-7000. Our Internet website is www.pseg.com.

Annual Report on Form 10-K

We have provided without charge to each person solicited by means of this Proxy Statement a copy of our Form 10-K for 2016, which has been filed with the Securities and Exchange Commission (SEC), including a list briefly describing the related exhibits. You may request copies of the exhibits by writing to: Vice President-Investor Relations, Public Service Enterprise
Group Incorporated, 80 Park Plaza, T6B, Newark, NJ 07102. The Form 10-K is also available on our website
http://investor.pseg.com/sec-filings.

Delivery of Documents and Internet Availability

We use several different methods to deliver the proxy statement and voting materials to you, including the U.S. Mail and the Internet. Each stockholder receives his or her own proxy card, voting instruction form or electronic instructions for voting. For detailed information on how to vote, see Proxy Card and Voting of Shares below.

One Copy per Household

We have sent only
a single copy of our Annual Report to Stockholders, including our Form 10-K, and Proxy Statement, to any household with two or more stockholders having the same last name and address unless one of the stockholders has requested individual copies. This “householding” saves our company printing and delivery costs. If you share an address with another stockholder and receive only a single copy of one of those documents, you may request an additional copy by writing to the above address or contacting us at (973) 430-6566.

Electronic Delivery

Stockholders may
choose to no longer receive printed copies of our Annual Report, Form 10-K and Proxy Statement and instead receive and view them electronically over the internet. If you would like to receive these documents, as well as other stockholder communications and materials, electronically in the future and save us the cost of printing and mailing them to you, you may do so by following the instructions at the websites shown on page (i) above, under
Electronic Delivery. If your shares are held in the name of a bank or broker, please follow that organization’s instructions for electronic delivery. You may also follow the instructions provided for future electronic delivery if you vote via the Internet.

If you receive our future Proxy Statements, Annual Reports and Forms 10-K electronically over the Internet, you will receive each year an e-mail message containing the Internet address to access these documents. The e-mail will also include instructions for voting via the
Internet as you will not receive a separate proxy card.

ANNUAL MEETING, VOTING AND PROCEDURES

PSEG 2017 Proxy
Statement    79

Annual Meeting, Voting and Procedures

Annual Meeting

This year we will be holding our Annual Meeting at the Newark Museum, in Newark, NJ. Please note the address, 49 Washington Street, Newark, NJ 07102.

Attendance

  Our Annual Meeting will be held on Tuesday, April 18, 2017 at 1:00 P.M., at the Newark Museum, 49 Washington Street
in Newark, NJ.

•

You have the right to attend the Annual Meeting if you are a stockholder of record, beneficial owner whose shares are held of record by a bank or broker, or a participant in one of the plans noted below.

•

  We request that if you plan to attend the Annual Meeting, you should so indicate on the proxy card or voting instruction form or when voting your shares telephonically or electronically.

•

  Please bring with you evidence that you are a stockholder.

•

We have included transportation information and a map in this Proxy Statement.

Holders of record of the 506,217,300 shares of Common Stock outstanding on February 17, 2017 will have one vote per share. A quorum will consist of the holders of Common Stock entitled to cast a majority of the votes at the Annual Meeting, present in person or represented by proxy. All votes cast by proxy or in person will be counted. Abstentions and broker non-votes will not be counted, except for the purpose of establishing a quorum. All votes will be tabulated by an independent inspector of elections.

Election of directors under Proposal 1 is subject to our majority vote requirement described above. The say-on-pay vote presented in Proposal 2 is advisory and non-binding, whether or not approved by a majority of the votes cast. The frequency of future say-on-pay votes presented in Proposal 3 is advisory and non-binding. A majority of the votes cast is needed for ratification of the appointment of the auditor under Proposal 4. In tallying the vote on each proposal, we exclude abstentions and shares withheld or for which no instructions are given.

Proxy Card and Voting of Shares: How to Vote

Stockholders of Record

Every vote is important. We urge you to vote whether or not you plan to attend the Annual Meeting. You may specify your choices by marking the appropriate boxes on the enclosed proxy card. Once done, kindly sign, date and return the accompanying proxy card, or you may vote your proxy using the toll-free telephone number listed on the proxy card or via the Internet at the electronic address provided on page iii and also listed on the proxy card. When a proxy card is returned properly dated and signed, or properly voted telephonically or electronically, the shares represented by the proxy will be voted by the persons named as proxies in accordance with the voting stockholder’s directions. If you are a stockholder of record, your shares will not be voted unless you provide a proxy by return mail, telephonically or electronically or vote in person at the Annual Meeting.

Shares Held in Plans

•

Enterprise Direct: The proxy card includes any shares registered in the names shown on the proxy in Enterprise Direct (our dividend reinvestment and stock purchase plan). If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board. If you vote telephonically or electronically, you should follow the directions given during the call or on the computer screen. If no instructions are received from you with respect to any shares held in Enterprise Direct, the administrator of the plan will vote those shares in accordance with the recommendations of the Board.

•

PSEG Employee Stock Purchase Plan (ESPP): If you are a participant in the ESPP, you will receive a separate voting instruction form from the administrator of the plan. If no instructions are received from you with respect to any shares held in the ESPP, the administrator of the plan may vote those shares in accordance with the recommendations of the Board.

•

PSEG Employee Benefit Plans: If you are a participant in the Thrift and
Tax-Deferred Savings Plan or the Employee Savings Plan of PSEG (PSEG Savings Plans) or either of the two Incentive Thrift Plans (Incentive Thrift Plans) of Long Island Electric Utility Servco LLC, a subsidiary of PSEG LI, you will receive a separate proxy card from the respective plan’s trustee for shares that have been allocated to your accounts. The trustee will vote the shares of Common Stock beneficially owned by you under the respective plan in accordance with your instructions. If no instructions are received with respect to the PSEG Savings Plans,

80    PSEG 2017 Proxy Statement

Annual Meeting, Voting and Procedures

the shares will not be voted. If no instructions are received with respect to the Incentive Thrift Plans, the respective trustee will vote your shares in the same proportion as those shares as to which it receives instructions from other participants in the plan in which you participate.

Shares Held by Banks or
Brokers

•

If your shares are held in the name of a bank or broker, you should follow the voting directions on the instruction form received from your bank or broker. For such shares, while the availability of telephone or
Internet voting will depend on the processes of your bank or broker, we believe that most will make such voting methods available. In accordance with the rules of the NYSE, if no instructions are received from you by a bank or broker with respect to such shares, the bank or broker may use its discretion to vote your shares that are held by it only in regard to Proposal 4, Ratification of the Appointment of Independent Auditor and the shares will not be voted on the other proposals presented in this Proxy Statement.

Revoking a Proxy

You may revoke a proxy given in the form of the card which accompanies this Proxy Statement or a vote made telephonically or electronically. However, by law, your presence at the Annual Meeting will not revoke a proxy you have given unless you file a written notice of such revocation with the Secretary of PSEG prior to the voting of the proxies at the Annual Meeting or you vote the shares subject to the proxy by written ballot. The Secretary’s mailing address appears on page 7.

Solicitation

The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by us. In addition to solicitation by mail, proxies may be solicited by our directors, officers and employees, none of whom will be directly compensated for such services, in person or by telephone, electronically or by facsimile. We have also retained Morrow Sodali to assist in the distribution and solicitation of proxies from brokers, bank nominees, other institutional holders and certain large individual holders. The anticipated cost of such services is approximately $25,000 plus reimbursement of expenses.

Date for Submission of Stockholder Proposals

In
accordance with SEC rules, stockholders may submit proposals intended for inclusion in the Proxy Statement in connection with our 2018 Annual Meeting of Stockholders. Such proposals should be sent to: Corporate Secretary, Public Service Enterprise
Group Incorporated, 80 Park Plaza, T4B, Newark, NJ 07102 and must be received by November 14, 2017.

Proxy Voting Authority

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the enclosed proxy card or their substitutes will vote proxies so given in respect of any such matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board and management did not know of any other matters which might be presented for stockholder action at the Annual Meeting.

If we are not notified by January 26, 2018 of any proposal intended to be presented for consideration at the 2018 Annual Meeting of Stockholders, then the persons named by us shall have discretionary voting authority with respect to such proposal if presented at that Annual Meeting.

Voting Tabulation Results

Proxies and ballots will be received and tabulated by an independent inspector of elections. We will announce preliminary voting results at the Annual Meeting. We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before April 24, 2017. The Form 8-K will be available on our website at http://investor.pseg.com/sec-filings and on the
SEC’s website at www.sec.gov.

PSEG 2017 Proxy
Statement    81

Appendix A: Reconciliations

APPENDIX A

Operating Earnings (non-GAAP) Reconciliations

Public Service Enterprise Group Incorporated

  Year Ended
December 31,

2016

2015

2014

2013

2012

Reconciling Items

($ millions, Unaudited)

Net Income (Loss)

$
887

$
1,679

$
1,518

$
1,243

$
1,275

  (Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity,
pre-tax (PSEG Power)

(5
)

(24
)

(138
)

(86
)

(104
)

  (Gain) Loss on
Mark-to-Market (MTM), pre-tax(a) (PSEG Power)

168

(157
)

(111
)

125

18

  Storm O&M, net of insurance recoveries, pre-tax (PSEG
Power)

-

(172
)

27

54

66

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)

669

-

-

-

-

  Lease Related Activity, pre-tax (PSEG
Enterprise/Other)

147

-

-

-

(61
)

  Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)

(391
)

150

104

(27
)

42

Operating Earnings (non-GAAP)

$
1,475

$
1,476

$
1,400

$
1,309

$
1,236

Fully Diluted Average Shares Outstanding (in millions)

508

508

508

508

507

($ Per Share Impact – Diluted, Unaudited)

Net Income (Loss)

$
1.75

$
3.30

$
2.99

$
2.45

$
2.51

  (Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG
Power)

(0.01
)

(0.05
)

(0.27
)

(0.17
)

(0.21
)

(Gain) Loss on MTM, pre-tax(a) (PSEG Power)

0.33

(0.31
)

(0.22
)

0.25

0.04

  Storm O&M, net of insurance recoveries, pre-tax (PSEG
Power)

-

(0.34
)

0.05

0.11

0.13

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)

1.32

-

-

-

-

  Lease Related Activity, pre-tax (PSEG
Enterprise/Other)

0.29

-

-

-

(0.12
)

  Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)

(0.78
)

0.31

0.21

(0.06
)

0.09

Operating Earnings (non-GAAP)

$
2.90

$
2.91

$
2.76

$
2.58

$
2.44

(a)
Includes the financial impact from positions with forward delivery months.

(b)
Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the 40.85%
statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

PSEG Power LLC

Year Ended December 31,

2016

2015

2014

2013

2012

Reconciling Items

($ millions, Unaudited)

Net Income (Loss)

$
18

$
856

$
760

$
644

$
666

  (Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity,
pre-tax (PSEG Power)

(5
)

(24
)

(138
)

(86
)

(104
)

  (Gain) Loss on
Mark-to-Market (MTM), pre-tax(a) (PSEG Power)

168

(157
)

(111
)

125

18

  Storm O&M, net of insurance recoveries, pre-tax (PSEG
Power)

-

(172
)

27

54

66

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)

669

-

-

-

-

  Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)

(336
)

150

104

(27
)

17

Operating Earnings (non-GAAP)

$
514

$
653

$
642

$
710

$
663

(a)
Includes the financial impact from positions with forward delivery months.

(b)
Income tax effect calculated at 40.85% statutory rate, except for NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

PSEG Enterprise/Other

  Year Ended
December 31,

2016

2015

2014

2013

2012

Reconciling Items

($ millions, Unaudited)

Net Income (Loss)

$
(20
)

$
36

$
33

$
(13
)

$
81

  Lease Related Activity, pre-tax (PSEG
Enterprise/Other)

147

-

-

-

(61
)

  Income Taxes related to Operating Earnings (non-GAAP) reconciling items(a)

(55
)

-

-

-

25

Operating Earnings (non-GAAP)

$
72

$
36

$
33

$
(13
)

$
45

(a)
Income tax effect calculated at a combined leveraged lease effective tax rate.

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT),
Mark-to-Market (MTM) accounting and material one-time items. The presentation of non-GAAP
Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in the tables above may not be comparable to similarly titled measures used by other companies.

82    PSEG 2017 Proxy Statement

Map, Directions and Transportation

  Please note the location for this year’s annual   meeting
of stockholders. The meeting will take place at:   Newark Museum
 49 Washington Street,   Newark,
NJ and begins at 1:00 p.m.

The Newark Museum in Newark, NJ is in close proximity to all major highways. You may obtain driving directions and public transportation information by calling 973-596-6550 or on the www.newarkmuseum.org Web site.

  Arrangements have been made to provide free valet parking   at
the Newark Museum.

Please note: Large bags and backpacks must be left at the museum coat check.

PSEG 2017 Proxy
Statement    83

THE PSEG VISION
PROVIDE
SAFE, RELIABLE,
ECONOMIC AND
GREENER ENERGY
PSEG We make things work for you.
ACHIEVEMENTS
CUSTOMER SERVICE
MidAtlantic Reliability One Award winner for the past 15 years
Recognized for customer
satisfaction by J.D. Power for both electric and gas business service in the East
Named Customer Champion by Cogent Reports
Investing to upgrade and strengthen our electric and gas systems
EMPLOYEE
One of America’s Best Employers by Forbes magazine
Diversity Leader Award by Profiles in
Diversity Journal
Top 100 Military-Friendly Employer
Leadership Excellence
Award by HR.com for employee development
ENVIRONMENT AND SUSTAINABILITY
Dow
Jones Sustainability North America Index for the past nine years
N.J. Business and Industry Association Excellence Award – Solar 4 All
Major solar investor in New Jersey and 12 other states
Largest estuary enhancement program in
the world
COMMUNITIES AND THE ECONOMY
Inaugural Forbes Just 100 list for
corporate citizenship
Commerce & Industry Association of N.J. “Companies That Care”
PSEG Foundation invests in the future through charitable giving and initiatives
March of Dimes
No. 1 utility fundraiser in the U.S.
Employing approximately 13,000 people

Major contributor to New Jersey’s economy
COMMITMENTS
SAFETY We put safety first. CONTINUOUS improvement We aspire to achieve excellence.
CUSTOMER
SERVICE We keep customers at the heart of everything we do.
DIVERSITY We treat all individuals and our communities with dignity and respect.
INTEGRITY We do what’s right.

Shareowner Services

P.O. Box 64945

St. Paul, MN 55164-0945

      Address Change? Mark box, sign, and indicate changes
below: ☐

      TO VOTE BY INTERNET OR
 TELEPHONE, SEE REVERSE SIDE   OF THIS PROXY
CARD.

TO VOTE BY MAIL AS THE BOARD OF
DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote
“FOR” Items 1, 2 and 4 and “1 Year” on Item 3.

1.

ELECTION OF DIRECTORS:

FOR

AGAINST

ABSTAIN

FOR

AGAINST

ABSTAIN

1.1

Willie A. Deese

☐

☐

☐

1.7

Thomas A. Renyi

☐

☐

☐

1.2

Albert R. Gamper, Jr.

☐

☐

☐

1.8

Hak Cheol (H.C.) Shin

☐

☐

☐

    Please fold here – Do not separate

1.3

William V. Hickey

☐

☐

☐

1.9

Richard J. Swift

☐

☐

☐

1.4

Ralph Izzo

☐

☐

☐

1.10

Susan Tomasky

☐

☐

☐

1.5

Shirley Ann Jackson

☐

☐

☐

1.11

Alfred W. Zollar

☐

☐

☐

1.6

David Lilley

☐

☐

☐

2.

Advisory vote on the approval of executive compensation

☐ For

☐ Against

☐ Abstain

3.

Advisory vote on the frequency of future advisory votes on executive compensation

☐ 1 Year

☐ 2 Years

☐ 3 Years

☐ Abstain

4.

Ratification of the appointment of Deloitte & Touche LLP as Independent Auditor for the year 2017

☐ For

☐ Against

☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD
RECOMMENDS.

Please indicate if you plan to attend the Annual Meeting by marking
this box.    ☐

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Public Service Enterprise Group Incorporated

2017 Annual Meeting of Stockholders

Newark Museum

49
Washington Street, Newark, New Jersey

April 18, 2017 at 1:00 P.M.

(Registration Begins at 12:00 P.M. Light refreshments will be available.)

For wheelchair and hearing-impaired seating, please see host/hostess for assistance.

You should present evidence that you are a stockholder in order to gain admittance to the meeting. If shares are held in the name of a broker, trustee, bank or other nominee, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares. Each stockholder may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

THANK YOU FOR VOTING

For electronic delivery of future proxy materials, please visit www.proxyconsent.com/peg.

Important notice regarding the Internet availability of proxy materials for the
Annual Meeting of Stockholders

The Proxy Statement and the 2016 Annual Report to Stockholders are available at:
http://www.ezodproxy.com/pseg/2017/ar

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 18, 2017

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF PSEG

The undersigned hereby appoints Shirley Ann Jackson, Ralph Izzo and Richard J. Swift, and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion (subject to any directions indicated on the reverse side of this proxy) at the Annual Meeting of Stockholders of Public Service Enterprise Group
Incorporated (PSEG) to be held on April 18, 2017 and at all adjournments or postponements thereof, upon all matters which may come before the meeting or any adjournment, including the proposals set forth in the Notice of Meeting and Proxy
Statement, receipt of which is hereby acknowledged. Said proxies are instructed to vote as set forth on the reverse side hereof with respect to said proposals.

Shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors of PSEG as stated on the reverse side, unless otherwise indicated on the reverse, in which case they will be voted as marked. Information pertaining to each proposal is included in the Proxy Statement under proposals corresponding to the item numbers set forth on the reverse side.

If you have not voted by telephone or the Internet, please mark your proxy on the reverse side,

sign and date it, and return it promptly in the envelope provided.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

INTERNET/MOBILE

PHONE

MAIL

www.proxypush.com/peg

1-866-883-3382

Mark, sign and date your proxy

  Use the Internet to vote your proxy
 until 11:59 p.m. (ET) on
April 17, 2017.

  Use a touch-tone telephone to
 vote your proxy until 11:59 p.m. (ET)
on April 17, 2017.

  card and return it in the
postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.